UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Richard C. Noyes, Esq., Secretary

ALPS ETF Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Item 1.	Report to Stockholders.

Annual Report

November 30, 2019

Alerian MLP ETF (NYSE ARCA: AMLP)

Alerian Energy Infrastructure ETF (NYSE ARCA: ENFR)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
Alerian MLP ETF	1
Alerian Energy Infrastructure ETF	4
Disclosure of Fund Expenses	7
Report of Independent Registered Public Accounting Firm	8
Financial Statements
Alerian MLP ETF
Schedule of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Alerian Energy Infrastrcture ETF
Schedule of Investments	14
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Additional Information	31
Board Consideration Regarding Approval of Investment Advisory Agreements	33
Trustees and Officers	35

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

Alerian MLP ETF

Performance Overview	November 30, 2019 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian MLP ETF (the “Fund” or “AMLP”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Total Return Index (the “Underlying Index” or “AMZI”). The shares of the Fund are listed and trade on the NYSE Arca, Inc. (“NYSE”) under the ticker symbol AMLP. The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

The Underlying Index is a rules based, modified capitalization weighted, float-adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Underlying Index is comprised of energy infrastructure MLPs that earn a majority of their cash flow from the transportation, storage, and processing of energy commodities.

PERFORMANCE OVERVIEW

During the twelve-month period ended November 30, 2019, the Fund delivered a total return of -10.79%. This compares to the Fund’s Underlying Index, which was down -17.42% on a price-return basis and -10.22% on a total-return basis. The difference in performance between the AMZI and AMLP is primarily attributable to the Fund’s operating expenses and the tax impact of the Fund’s C-Corporation structure.

During the period, the Fund paid four distributions:

•	$0.1950 per share on February 21, 2019
•	$0.1950 per share on May 16, 2019
•	$0.1900 per share on August 15, 2019
•	$0.1950 per share on November 21, 2019

For distributions reflecting the third calendar quarter of 2019, nine out of twenty constituents in the AMZI increased their respective distributions sequentially, while eleven MLPs maintained their respective distributions. The majority of AMZI constituents grew their respective third quarter 2019 distributions on a year-over-year basis.

During the period, Noble Midstream Partners (NBLX) was added to the Underlying Index, while Holly Energy Partners (HEP) was removed during quarterly rebalancings. Multiple constituents were removed from the Underlying Index in relation to their acquisition by other entities, including: Andeavor Logistics (ANDX), Antero Midstream Partners (AM), Buckeye Partners (BPL), Enbridge Energy Partners (EEP), and Spectra Energy Partners (SEP). EnLink Midstream (ENLC) acquired EnLink Midstream Partners (ENLK), resulting in the removal of ENLK and addition of ENLC to the Underlying Index. Western Gas Equity Partners (WGP) merged with Western Gas Partners, and Western Midstream Partners (WES) is the surviving entity in the Underlying Index. The methodology for the Underlying Index was updated in February to, among other things, better capture the investable universe, increase benchmarking efficiency, and minimize future index turnover.

In a challenging macro environment, MLPs as an asset class performed defensively relative to other energy sectors due to the fee-based nature of midstream cash flows. The strongest performing sector in the Underlying Index was Petroleum Transportation. Gathering and Processing was the weakest sector, as slowing production growth, particularly for natural gas, weighed more heavily on the names operating closest to the wellhead. The U.S. Energy Information Administration (EIA) expects U.S. energy production to continue growing in 2020, supporting midstream sector infrastructure and export opportunities, albeit at a more moderate rate than in recent years.

MLPs as an asset class rallied from late December 2018 until April 2019 alongside gains in West Texas Intermediate (WTI) crude to over $66 per barrel and improved performance from the broader markets. Despite increasing macroeconomic headwinds from April to July as a result of the worsening trade war between the U.S. and China and a pullback in oil prices, MLPs outperformed the S&P 500 Index and WTI crude. From July 22 through November 2019, the AMZI Index fell 22.62% on a price-return basis, which contrasted with a steady increase in broader markets. Negative energy sentiment, slowing production growth, and tax-loss selling contributed to MLP weakness during the period. Oil and natural gas prices remained volatile during the year, with natural gas prices dropping to a multi-year low in August as a result of oversupply.

Private equity involvement in midstream has served as a catalyst for the space. Private equity has invested billions of dollars in midstream at the company and asset level, with transactions spanning geographies and business lines. For example, Buckeye Partners (BPL) announced that it had agreed to be acquired in May by Australian fund manager, IFM Investors, at a 27.5% premium to its prior day closing price. Private valuations of energy infrastructure assets have often been at a premium to public equity market valuations, providing support to the midstream investment thesis and giving public companies the option to monetize their assets at favorable prices.

Amidst commodity price volatility, MLPs have focused on company-level improvements, including reducing leverage, self-funding the equity portion of capital expenditures, and eliminating incentive distribution rights (IDRs). AMZI constituents are also better able to afford their distributions with average distribution coverage of 1.4x for the third quarter of 2019 compared to 1.3x for the same quarter in 2018. Improved distribution coverage provides investors with added comfort around yields that were above historical averages at the end of the period. Company-level improvements and a constructive long-term outlook for U.S. energy production and exports support a positive outlook for midstream MLPs.

1 | November 30, 2019

Alerian MLP ETF

Performance Overview	November 30, 2019 (Unaudited)

Performance (as of November 30, 2019)

	1 Year	5 Year	Since Inception^
Alerian MLP ETF – NAV	-10.79%	-8.36%	0.14%
Alerian MLP ETF – Market Price*	-10.58%	-8.33%	0.15%
Alerian MLP Infrastructure Total Return Index	-10.22%	-9.50%	2.32%
Alerian MLP Total Return Index	-11.00%	-9.56%	1.78%

Total Expense Ratio (per the current prospectus) 0.85%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.877.398.8461. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investment. This deferred tax liability is reflected in the daily NAV and as a result the fund's after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the NYSE ARCA, of August 25, 2010.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Total Return Index is comprised of 23 midstream energy Master Limited Partnerships and provides investors with an unbiased benchmark for the infrastructure component of this emerging asset class. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The Alerian MLP Total Return Index is recognized as a leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is reported on a total-return basis (AMZX), which assumes reinvestment of any dividends and distributions realized during a given period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Alerian MLP ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2019

Alerian MLP ETF

Performance Overview	November 30, 2019 (Unaudited)

Top 10 Holdings* (as of November 30, 2019)

Enterprise Products Partners LP	10.62%
Magellan Midstream Partners LP	10.08%
Energy Transfer LP	9.98%
MPLX LP	9.74%
Plains All American Pipeline LP	9.34%
Western Midstream Partners LP	6.08%
Phillips 66 Partners LP	5.30%
Tallgrass Energy LP	4.78%
NuStar Energy LP	4.70%
Shell Midstream Partners LP	4.13%
Total % of Top 10 Holdings	74.75%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2019)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2019

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2019 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian Energy Infrastructure ETF (the “Fund” or “ENFR”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Total Return Index (the “Underlying Index” or “AMEI”). As a secondary objective, the Fund seeks to provide total return through income and capital appreciation. The Shares of the Fund are listed and trade on the NYSE Acra, Inc. (“NYSE”) under the ticker symbol ENFR. The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

The Underlying Index is a composite of North American energy infrastructure companies engaged in midstream activities involving energy commodities, including gathering and processing, liquefaction, pipeline transportation, rail terminaling, and storage (also known as “midstream energy businesses”). Midstream energy companies include midstream MLPs and midstream corporations, either based in the United States or Canada. The Underlying Index has a 25% limit for companies taxed as pass-through entities.

PERFORMANCE OVERVIEW

During the twelve-month period ending November 30, 2019, the Fund delivered a total return of 1.09%. This compares to the Fund’s Underlying Index, which fell -4.55% on a price-return basis but rose 1.93% on a total-return basis.

During the period, the Fund paid five distributions:

•	$0.186280 per share on December 27, 2018
•	$0.258920 per share on February 21, 2019
•	$0.287530 per share on May 16, 2019
•	$0.312260 per share on August 15, 2019
•	$0.349570 per share on November 21, 2019

During the fiscal year ended November 30, 2019, CNX Midstream Partners (CNXM) and Equitrans Midstream (ETRN) were added to the Underlying Index. Several other index changes occurred due to merger and acquisition activity. Constituents removed in conjunction with their acquisition by another entity include: Andeavor Logistics (ANDX), Buckeye Partners (BPL), Dominion Energy Midstream Partners (DM), EQGP Holdings (EQGP), and Valero Energy Partners (VLP). Antero Midstream GP (AMGP) merged with Antero Midstream Partners, and Antero Midstream Corporation (AM) is the surviving entity in the Underlying Index. Western Gas Equity Partners (WGP) merged with Western Gas Partners, and Western Midstream Partners (WES) is the surviving entity in the Underlying Index. Additionally, EQM Midstream Partners (EQM) was briefly added to the Underlying Index and replaced by ETRN in a quarterly rebalancing. There were no methodology changes for the Underlying Index during the time period.

Canadian midstream corporations led performance for the fiscal year, and the strongest sector was Petroleum Transportation. Gathering and Processing was the weakest sector, as slowing production growth, particularly for U.S. natural gas, weighed more heavily on the names operating closest to the wellhead. The U.S. Energy Information Administration (EIA) expects U.S. energy production to continue growing in 2020, supporting midstream infrastructure and export opportunities, albeit at a more moderate rate than in recent years.

Relative to other energy sectors, midstream energy businesses ("midstream") continued to perform defensively in the challenging macro environment due to the fee-based nature of cash flows. Energy infrastructure companies rallied from late December 2018 until April 2019 alongside gains in broader markets and in West Texas Intermediate (WTI) crude to over $66 per barrel. Despite increasing macroeconomic headwinds from April to July as a result of the worsening trade war between the U.S. and China and a pullback in oil prices, midstream held up reasonably well, outperforming WTI crude. From July 22 through November 2019, the Underlying Index fell 12.06% on a price-return basis, which contrasted with a steady increase in broader markets. Negative energy sentiment, slowing oil and gas production growth, and tax-loss selling contributed to midstream weakness during the period. Oil and natural gas prices remained volatile, with natural gas prices dropping to a multi-year low in August as a result of oversupply.

Private equity involvement in midstream has served as a catalyst for the space. Private equity has invested billions of dollars in midstream at the company and asset level, with transactions spanning geographies and business lines. For example, Buckeye Partners (BPL) announced that it had agreed to be acquired in May by Australian fund manager, IFM Investors, at a 27.5% premium to its prior day closing price. Private valuations of energy infrastructure assets have often been at a premium to public equity market valuations, providing support to the midstream investment thesis and giving public companies the option to monetize their assets at favorable prices.

Amidst commodity price volatility, midstream energy infrastructure companies continue to focus on improvements within their control. Many constituents have made progress to reduce leverage and improve their balance sheets. With production growth in the U.S. moderating from lofty levels, companies are emphasizing capital discipline. More modest growth spending can support greater free cash flow generation and shareholder returns. To that end, five constituents have buyback programs in place, most of which were announced in 2019. Company-level improvements and a constructive long-term outlook for North American energy production and exports support a positive outlook for midstream.

4 | November 30, 2019

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2019 (Unaudited)

Performance (as of November 30, 2019)

	1 Year	5 Year	Since Inception^
Alerian Energy Infrastructure ETF - NAV	1.09%	-4.05%	-0.89%
Alerian Energy Infrastructure ETF - Market Price*	1.35%	-4.07%	-0.86%
Alerian Midstream Energy Select Total Return Index	1.93%	-3.30%	-0.06%
Alerian MLP Total Return Index**	-11.00%	-9.56%	-5.94%
S&P 500® Total Return Index**	16.11%	10.98%	12.32%

Total Expense Ratio (per the current prospectus) 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on November 1, 2013.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

**	Effective March 31, 2019, the Fund replaced the S&P 500 Total Return Index as the Fund’s primary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new primary benchmark, the Alerian MLP Total Return Index, more closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

The Alerian Midstream Energy Select Total Return Index is comprised of 38 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The Alerian MLP Total Return Index is recognized as a leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is reported on a total-return basis (AMZX), which assumes reinvestment of any dividends and distributions realized during a given period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Alerian Energy Infrastructure ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

5 | November 30, 2019

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2019 (Unaudited)

Top 10 Holdings* (as of November 30, 2019)

Enbridge, Inc.	12.00%
TC Energy Corp.	8.82%
Enterprise Products Partners LP	8.49%
Kinder Morgan, Inc.	6.95%
Energy Transfer LP	5.81%
Cheniere Energy, Inc.	5.38%
The Williams Cos., Inc.	4.94%
ONEOK, Inc.	4.92%
Pembina Pipeline Corp.	4.91%
Targa Resources Corp.	4.90%
Total % of Top 10 Holdings	67.12%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2019)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2019

Alerian Exchange Traded Funds

Disclosure of Fund Expenses	November 30, 2019 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2019.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expense Ratio(a)	Expenses Paid During Period 6/1/19 - 11/30/19(b)
Alerian MLP ETF
Actual	$1,000.00	$851.90	0.86%	$3.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	0.86%	$4.36

Alerian Energy Infrastructure ETF
Actual	$1,000.00	$946.90	0.65%	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

7 | November 30, 2019

Alerian Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alerian MLP ETF and Alerian Energy Infrastructure ETF (the “Funds”), two of the funds constituting the ALPS ETF Trust, as of November 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Alerian MLP ETF and Alerian Energy Infrastructure ETF of ALPS ETF Trust as of November 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2020

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

8 | November 30, 2019

Alerian MLP ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (99.99%)
Gathering + Processing (25.99%)
Crestwood Equity Partners LP(a)	6,085,104	$193,019,499
DCP Midstream LP(a)	11,141,993	235,207,472
Enable Midstream Partners LP	11,022,664	101,298,282
EnLink Midstream LLC(a)	31,906,442	151,555,599
MPLX LP	29,881,226	706,690,995
Noble Midstream Partners LP(a)	2,659,429	55,449,095
Western Midstream Partners LP(a)	24,851,215	440,612,042
Total Gathering + Processing		1,883,832,984

Liquefaction (2.69%)
Cheniere Energy Partners LP	5,016,021	194,972,736

Pipeline Transportation | Natural Gas (27.47%)
Energy Transfer LP	61,277,221	723,683,980
Enterprise Products Partners LP	29,252,366	769,922,273
EQM Midstream Partners LP	10,241,477	237,295,022
TC PipeLines LP(a)	6,669,422	260,040,764
Total Pipeline Transportation | Natural Gas		1,990,942,039

Pipeline Transportation | Petroleum (43.84%)
Genesis Energy LP(a)	13,464,005	255,950,735
Magellan Midstream Partners LP(a)	12,507,128	731,291,774
NGL Energy Partners LP(a)	14,363,958	142,634,103
NuStar Energy LP(a)	12,085,135	341,042,510
Phillips 66 Partners LP	6,895,894	384,308,173
Plains All American Pipeline LP(a)	38,916,716	677,150,858
Shell Midstream Partners LP(a)	15,238,972	299,598,190
Tallgrass Energy LP(a)	19,336,412	346,315,139
Total Pipeline Transportation | Petroleum		3,178,291,482

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $8,080,872,512)		7,248,039,241
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.06%)
State Street Institutional Treasury Plus Money Market Fund	1.56%	4,325,390	$4,325,390
TOTAL SHORT TERM INVESTMENTS
(Cost $4,325,390)			4,325,390

TOTAL INVESTMENTS (100.05%)
(Cost $8,085,197,902)			$7,252,364,631
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.05%)			(3,359,504)
NET ASSETS - 100.00%			$7,249,005,127

(a)	Affiliated Company. See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

9 | November 30, 2019

Alerian MLP ETF

Statement of Assets and Liabilities	November 30, 2019

ASSETS:
Investments, at value	$3,122,496,851
Investments in affiliates, at value	4,129,867,780
Receivable for investments sold	2,738,491
Deferred tax asset (Note 2)	–	(a)
Income tax receivable	1,935,889
Total Assets	7,257,039,011

LIABILITIES:
Payable for shares redeemed	2,739,722
Franchise tax payable	132,738
Payable to adviser	5,161,424
Total Liabilities	8,033,884
NET ASSETS	$7,249,005,127

NET ASSETS CONSIST OF:
Paid-in capital	$10,003,052,829
Distributable earnings	(2,754,047,702)
NET ASSETS	$7,249,005,127

INVESTMENTS, AT COST	$3,377,693,980
INVESTMENTS IN AFFILIATES, AT COST	4,707,503,922

PRICING OF SHARES
Net Assets	$7,249,005,127
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	926,062,100
Net Asset Value, offering and redemption price per share	$7.83

(a)	Net Deferred Tax Asset of $393,545,939 is offset 100% by Valuation Allowance.

See Notes to Financial Statements.

10 | November 30, 2019

Alerian MLP ETF

Statement of Operations	For the Year Ended November 30, 2019

INVESTMENT INCOME:
Distributions from master limited partnerships	$709,320,352 (a)
Less return of capital distributions	(702,615,910)
Total Investment Income	6,704,442

EXPENSES:
Franchise tax expense	320,629
Investment adviser fee	72,786,010
Total Expenses	73,106,639
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(66,402,197)
Current income tax benefit/(expense)	(112,428)
NET INVESTMENT LOSS	(66,514,625)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments, before income taxes	(529,707,372)
Net realized loss on affiliated investments, before income taxes	(576,103,311)
Current income tax benefit/(expense)	(1,872,463)
Net realized loss	(1,107,683,146)
Net change in unrealized appreciation on investments, before income taxes	179,149,699
Net change in unrealized appreciation on affiliated investments, before income taxes	199,671,951
Current income tax benefit/(expense)	641,575
Net change in unrealized appreciation	379,463,225
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(728,219,921)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(794,734,546)

(a)	Includes return of capital distributions and dividend income from affiliated investments in the amount of $428,915,248 and $6,704,442, respectively.

See Notes to Financial Statements.

11 | November 30, 2019

Alerian MLP ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
OPERATIONS:
Net investment loss	$(66,514,625)	$(83,458,686)
Net realized gain/(loss)	(1,107,683,146)	1,173,533,843
Net change in unrealized appreciation/(depreciation)	379,463,225	(1,009,447,065)
Net increase/(decrease) in net assets resulting from operations	(794,734,546)	80,628,092

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	–	(763,495,134)
From tax return of capital	(704,785,128)	–
Total distributions	(704,785,128)	(763,495,134)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,923,590,589	3,121,090,140
Cost of shares redeemed	(1,874,813,815)	(3,143,758,848)
Net increase/(decrease) from share transactions	48,776,774	(22,668,708)

Net decrease in net assets	(1,450,742,900)	(705,535,750)

NET ASSETS:
Beginning of year	8,699,748,027	9,405,283,777
End of year	$7,249,005,127	$8,699,748,027

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	910,762,100	907,362,100
Shares sold	209,850,000	301,050,000
Shares redeemed	(194,550,000)	(297,650,000)
Shares outstanding, end of period	926,062,100	910,762,100

See Notes to Financial Statements.

12 | November 30, 2019

Alerian MLP ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$9.55	$10.37	$12.31	$12.25	$18.10

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.07)	(0.09)	(0.22)	0.04	(0.13)
Net realized and unrealized gain/(loss) on investments	(0.87)	0.08	(0.86)	1.04	(4.53)
Total from investment operations	(0.94)	(0.01)	(1.08)	1.08	(4.66)

DISTRIBUTIONS:
From net realized gains	–	(0.81)	–	–	–
From tax return of capital	(0.78)	–	(0.86)	(1.02)	(1.19)
Total distributions	(0.78)	(0.81)	(0.86)	(1.02)	(1.19)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.72)	(0.82)	(1.94)	0.06	(5.85)
NET ASSET VALUE, END OF PERIOD	$7.83	$9.55	$10.37	$12.31	$12.25
TOTAL RETURN(b)	(10.79)%	(0.55)%	(9.27)%	9.76%	(26.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,249,005	$8,699,748	$9,405,284	$9,378,019	$7,203,754

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses (including net current and deferred tax expenses/benefits)(c)	0.87%	0.85%	0.41%	1.42%	(11.40)%
Expenses (including current and deferred tax expenses/benefits)(d)	0.85%	0.85%	1.81%	(0.36)%	1.57%
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.77)%	(0.85)%	(0.85)%	(0.85)%	(0.85)%
Net investment income/(loss)(including deferred tax expenses/benefits)(d)	(0.77)%	(0.85)%	(1.81)%	0.36%	(1.57)%
PORTFOLIO TURNOVER RATE(e)	34%	26%	23%	31%	21%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(d)	Includes amount of current and deferred tax benefit associated with net investment income/(loss).
(e)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

13 | November 30, 2019

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
CANADIAN ENERGY INFRASTRUCTURE COMPANIES (35.09%)
Gathering + Processing (3.41%)
Keyera Corp.	72,338	$1,765,019

Pipeline Transportation | Natural Gas (8.70%)
TC Energy Corp.	89,136	4,509,478

Pipeline Transportation | Petroleum (21.18%)
Enbridge, Inc.	162,006	6,134,835
Inter Pipeline, Ltd.	140,469	2,326,521
Pembina Pipeline Corp.	71,976	2,513,173
Total Pipeline Transportation | Petroleum		10,974,529

Storage (1.80%)
Gibson Energy, Inc.	49,527	930,658

TOTAL CANADIAN ENERGY INFRASTRUCTURE COMPANIES
(Cost $17,927,185)		18,179,684

U.S. ENERGY INFRASTRUCTURE COMPANIES (27.71%)
Gathering + Processing (9.69%)
ONEOK, Inc.	35,394	2,514,744
Targa Resources Corp.	68,558	2,504,424
Total Gathering + Processing		5,019,168

Liquefaction (5.76%)
Cheniere Energy, Inc.(a)	45,447	2,751,361
Tellurian, Inc.(a)(b)	32,037	233,550
Total Liquefaction		2,984,911

Pipeline Transportation | Natural Gas (9.43%)
Equitrans Midstream Corp.	133,490	1,330,895
Kinder Morgan, Inc.	181,269	3,554,685
Total Pipeline Transportation | Natural Gas		4,885,580

Pipeline Transportation | Petroleum (0.80%)
SemGroup Corp., Class A	26,913	413,653

Storage (2.03%)
Macquarie Infrastructure Corp.	25,056	1,051,099

TOTAL U.S. ENERGY INFRASTRUCTURE COMPANIES
(Cost $17,030,045)		14,354,411

U.S. ENERGY INFRASTRUCTURE MLPS (25.19%)
Gathering + Processing (3.51%)
CNX Midstream Partners LP	4,668	67,686
Crestwood Equity Partners LP	5,491	174,174
Enable Midstream Partners LP	9,955	91,486
MPLX LP	43,375	1,025,819
Noble Midstream Partners LP	2,336	48,706
Security Description	Shares	Value
Gathering + Processing (continued)
Summit Midstream Partners LP	4,611	$14,110
Western Midstream Partners LP	22,452	398,074
Total Gathering + Processing		1,820,055

Pipeline Transportation | Natural Gas (14.12%)
Energy Transfer LP	251,656	2,972,058
Enterprise Products Partners LP	164,948	4,341,431
Total Pipeline Transportation | Natural Gas		7,313,489

Pipeline Transportation | Petroleum (7.56%)
BP Midstream Partners LP	5,315	77,599
Genesis Energy LP	12,168	231,314
Holly Energy Partners LP	5,081	113,611
Magellan Midstream Partners LP	25,320	1,480,460
NGL Energy Partners LP	12,987	128,961
NuStar Energy LP	10,919	308,134
Phillips 66 Partners LP	6,230	347,198
Shell Midstream Partners LP	13,773	270,777
Tallgrass Energy LP	53,621	960,352
Total Pipeline Transportation | Petroleum		3,918,406

TOTAL U.S. ENERGY INFRASTRUCTURE MLPS
(Cost $16,951,202)		13,051,950

U.S. GENERAL PARTNERS (10.64%)
Gathering + Processing (6.47%)
Antero Midstream Corp.	87,875	402,467
EnLink Midstream LLC	88,790	421,753
The Williams Cos., Inc.	111,289	2,528,486
Total Gathering + Processing		3,352,706

Pipeline Transportation | Petroleum (4.17%)
Plains GP Holdings LP	123,781	2,162,454

TOTAL U.S. GENERAL PARTNERS
(Cost $9,506,964)		5,515,160

See Notes to Financial Statements.

14 | November 30, 2019

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2019

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.51%)
Money Market Fund (0.08%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $39,357)	1.56%	39,357	$39,357

Investments Purchased with Collateral from Securities Loaned (0.43%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.63%
(Cost $223,456)		223,456	223,456
TOTAL SHORT TERM INVESTMENTS
(Cost $262,813)			262,813

TOTAL INVESTMENTS (99.14%)
(Cost $61,678,209)			$51,364,018
OTHER ASSETS IN EXCESS OF LIABILITIES (0.86%)			444,713
NET ASSETS - 100.00%			$51,808,731

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $210,193.

See Notes to Financial Statements.

15 | November 30, 2019

Alerian Energy Infrastructure ETF

Statement of Assets and Liabilities	November 30, 2019

ASSETS:
Investments, at value	$51,364,018
Foreign currency, at value (Cost $678)	678
Receivable for Investments Sold	660,598
Dividends receivable	106,688
Total Assets	52,131,982

LIABILITIES:
Payable for investments purchased	69,827
Payable to adviser	29,968
Payable for collateral upon return of securities loaned	223,456
Total Liabilities	323,251
NET ASSETS	$51,808,731

NET ASSETS CONSIST OF:
Paid-in capital	$62,377,589
Distributable earnings	(10,568,858)
NET ASSETS	$51,808,731

INVESTMENTS, AT COST	$61,678,209

PRICING OF SHARES
Net Assets	$51,808,731
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,700,000
Net Asset Value, offering and redemption price per share	$19.19

See Notes to Financial Statements.

16 | November 30, 2019

Alerian Energy Infrastructure ETF

Statement of Operations	For the Year Ended November 30, 2019

INVESTMENT INCOME:
Dividends*	$2,899,093
Securities lending income	39,910
Total Investment Income	2,939,003

EXPENSES:
Investment adviser fees	391,551
Total Expenses	391,551
NET INVESTMENT INCOME	2,547,452

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	381,598
Net realized gain on foreign currency transactions	3,686
Net realized gain	385,284
Net change in unrealized depreciation on investments	(1,916,250)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	107
Net change in unrealized depreciation	(1,916,143)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(1,530,859)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,016,593
* Net of foreign tax withholding.	$168,199

See Notes to Financial Statements.

17 | November 30, 2019

Alerian Energy Infrastructure ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
OPERATIONS:
Net investment income	$2,547,452	$1,615,960
Net realized gain/(loss)	385,284	(1,675,089)
Net change in unrealized depreciation	(1,916,143)	(3,099,925)
Net increase/(decrease) in net assets resulting from operations	1,016,593	(3,159,054)

DISTRIBUTIONS:
From distributable earnings	(1,375,978)	(882,519)
From tax return of capital	(2,575,568)	(207,836)
Total distributions	(3,951,546)	(1,090,355)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	28,422,425	11,228,448
Cost of shares redeemed	(15,378,212)	(7,649,908)
Net increase from share transactions	13,044,213	3,578,540
Net increase/(decrease) in net assets	10,109,260	(670,869)

NET ASSETS:
Beginning of period	41,699,471	42,370,340
End of period	$51,808,731	$41,699,471

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,050,000	1,900,000
Shares sold	1,400,000	500,000
Shares redeemed	(750,000)	(350,000)
Shares outstanding, end of period	2,700,000	2,050,000

See Notes to Financial Statements.

18 | November 30, 2019

Alerian Energy Infrastructure ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$20.34	$22.30	$22.95	$18.97	$28.55

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.88	0.85	0.79	0.80	0.83
Net realized and unrealized gain/(loss) on investments	(0.64)	(2.23)	(0.72)	3.95	(9.78)
Total from investment operations	0.24	(1.38)	0.07	4.75	(8.95)

DISTRIBUTIONS:
From net investment income	(0.50)	(0.47)	(0.47)	(0.63)	(0.48)
Tax return of capital	(0.89)	(0.11)	(0.25)	(0.14)	(0.15)
Total distributions	(1.39)	(0.58)	(0.72)	(0.77)	(0.63)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.15)	(1.96)	(0.65)	3.98	(9.58)
NET ASSET VALUE, END OF PERIOD	$19.19	$20.34	$22.30	$22.95	$18.97
TOTAL RETURN(b)	1.09%	(6.27)%	0.21%	25.63%	(31.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$51,809	$41,699	$42,370	$18,357	$12,331

Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	4.23%	3.86%	3.39%	4.04%	3.31%
PORTFOLIO TURNOVER RATE(c)	26%	73%	37%	38%	47%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

19 | November 30, 2019

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2019

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2019, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Alerian MLP ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Total Return Index. The investment objective of the Alerian Energy Infrastructure ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Total Return Index. The investment advisor uses a “passive management” or indexing investment approach to try to achieve each Fund’s investment objective. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (“the NYSE Arca”). Each Fund issues and redeems Shares at net asset value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

20 | November 30, 2019

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2019

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, and Limited Partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

21 | November 30, 2019

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2019

The following is a summary of the inputs used to value each Fund’s investments at November 30, 2019:

Alerian MLP ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Master Limited Partnerships*	$7,248,039,241	$–	$–	$7,248,039,241
Short Term Investments	4,325,390	–	–	4,325,390
Total	$7,252,364,631	$–	$–	$7,252,364,631

Alerian Energy Infrastructure ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Canadian Energy Infrastructure Companies*	$18,179,684	$–	$–	$18,179,684
U.S. Energy Infrastructure Companies*	14,354,411	–	–	14,354,411
U.S. Energy Infrastructure MLPs*	13,051,950	–	–	13,051,950
U.S. General Partners*	5,515,160	–	–	5,515,160
Short Term Investments	262,813	–	–	262,813
Total	$51,364,018	$–	$–	$51,364,018

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2019.

C. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded using the specific identification method. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

E. Dividends and Distributions to Shareholders

Each Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Alerian Energy Infrastructure ETF, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Distributions received from each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The Funds each expect a portion of its distributions to shareholders might be comprised of tax deferred return of capital. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Funds when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Funds.

22 | November 30, 2019

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2019

F. Federal Income Taxation and Tax Basis Information

Alerian MLP ETF

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Since the Fund will be subject to taxation on its taxable income, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund's after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of Underlying Index are closely related.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

Alerian MLP ETF	Year ended November 30, 2019
	Current	Deferred	Total
Federal	$(331,761)	$(167,457,643)	$(167,789,404)
State	1,675,077	(18,386,851)	(16,711,774)
Valuation Allowance	–	185,844,494	185,844,494
Total tax expense/(benefit)	$1,343,316	$–	$1,343,316

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

23 | November 30, 2019

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2019

Components of the Fund’s deferred tax assets and liabilities are as follows:

Alerian MLP ETF	As of November 30, 2019
Deferred tax assets:
Capital loss carryforward	$146,683,921
Net operating loss carryforward	232,556,855
Income recognized from MLP investments	884,705,820
Other deferred tax assets	769,513
Valuation allowance	(393,545,939)
Less Deferred tax liabilities:
Net unrealized gain on investment securities	(871,170,170)
Net Deferred Tax Asset/Liability	$–

Due to the activities of the MLPs that the fund is invested in, the Fund is required to pay franchise tax in certain states. Generally speaking, franchise tax expense is a tax on equity of a corporation, or base minimum fees, imposed by various jurisdictions. The amounts of the tax are estimated throughout the year based upon the Fund's estimate of underlying activities conducted in the states and reconciled to actual amounts paid upon the filing of the tax returns for the states. These taxes are paid as either estimated tax payments, extension payments, or with the tax return filings of the various states.

The net operating loss carryforward is available to offset future taxable income. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2015	155,497,942	11/30/2035
Federal	11/30/2016	481,506,187	11/30/2036
Federal	11/30/2017	343,920,174	11/30/2037
Total		$980,924,303

The Fund also has state tax net operating loss carryforwards of various amounts per state. The Deferred Tax Assets associated with these state tax net operating losses are as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
State	11/30/2013	$474,788	Varies by State (5-20 years)
State	11/30/2014	1,500,663	Varies by State (5-20 years)
State	11/30/2015	7,185,746	Varies by State (5-20 years)
State	11/30/2016	11,572,162	Varies by State (5-20 years)
State	11/30/2017	5,829,393	Varies by State (5-20 years)
Total		$26,562,752

The Tax Cuts and Jobs Act (“TCJA”) was signed into law on December 22, 2017. The TCJA made modifications to the net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. As of the current reporting period the Fund is not estimating to have any NOLs affected by these changes.

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

24 | November 30, 2019

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2019

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

Alerian MLP ETF	As of November 30, 2019
Income tax expense at statutory rate	$(166,612,158)
State income tax benefit (net of federal benefit)	(17,137,250)
Permanent differences, net	(1,644,442)
Effect of tax rate change	892,672
Valuation allowance	185,844,494
Net income tax expense	$1,343,316

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

Alerian MLP ETF	Inception to November 30, 2019
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Unrecognized tax benefit - Ending	$–

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from inception to November 30, 2019, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. Tax periods ended November 30, 2016 through November 30, 2018 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Alerian Energy Infrastructure ETF

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

No provision for income taxes is included in the accompanying financial statements, as the Alerian Energy Infrastructure ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Alerian Energy Infrastructure ETF evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2019, the Alerian Energy Infrastructure ETF did not have a liability for any unrecognized tax benefits. The Alerian Energy Infrastructure ETF files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

25 | November 30, 2019

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2019

For the year ended November 30, 2019, permanent book and tax differences resulting primarily from differing treatment of investments in partnerships and redemptions in kind were identified and reclassified among components of the Fund’s net assets as follows:

Fund	Paid-in Capital	Total Distributable Earnings
Alerian Energy Infrastructure ETF	$568,713	$(568,713)

The tax character of the distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2019
Alerian Energy Infrastructure ETF	$1,375,978	$–	$2,575,568

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2018
Alerian Energy Infrastructure ETF	$882,519	$–	$207,836

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

The Alerian Energy Infrastructure ETF used capital loss carryovers during the year ended November 30, 2019 in the amount of $413,965.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2019, the following amounts are available as carry forwards to the next tax year:

	Short-Term	Long-Term
Alerian Energy Infrastructure ETF	$1,074,081	$869,503

As of November 30, 2019, the components of distributable earnings on a tax basis were as follows:

Alerian Energy Infrastructure ETF
Accumulated net realized loss on investments	$(1,943,584)
Net unrealized depreciation on investments	(6,900,551)
Other accumulated losses	(1,724,723)
Total	$(10,568,858)

As of November 30, 2019, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Alerian MLP ETF	Alerian Energy Infrastructure ETF
Cost of investments for income tax purposes	$7,204,816,091	$58,264,388
Gross appreciation (excess of value over tax cost)	$1,502,019,959	$6,944,749
Gross depreciation (excess of tax cost over value)	(1,454,471,419)	(13,845,119)
Net depreciation of foreign currency	–	(181)
Net unrealized appreciation/(depreciation)	$47,548,540	$(6,900,551)

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from a Fund’s investments in master limited partnerships and wash sales.

G. Lending of Portfolio Securities

The Alerian Energy Infrastructure ETF has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

26 | November 30, 2019

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2019

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2019:

	Market Value of Securities on Loan	Cash Collateral Recieved	Non-Cash Collateral Received	Total Collateral Received
Alerian Energy Infrastructure ETF	$210,193	$223,456	$–	$223,456

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2019:

Alerian Energy Infrastructure ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$223,456	$–	$–	$–	$223,456
Total Borrowings					223,456
Gross amount of recognized liabilities for securities lending (collateral received)					$223,456

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below.

Fund		Advisory Fee
Alerian MLP ETF	0.85%	up to and including $10 billion
	0.80%	greater than $10 billion up to and including $15 billion
	0.70%	greater than $15 billion up to and including $20 billion
	0.55%	greater than $20 billion up to and including $25 billion
	0.40%	greater than $25 billion

Fund		Advisory Fee
Alerian Energy Infrastructure ETF	0.65%

27 | November 30, 2019

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2019

Out of the unitary management fees, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$2,889,354,536	$4,816,561,707
Alerian Energy Infrastructure ETF	15,140,127	15,388,644

For the year ended November 30, 2019, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$1,914,135,211	$–
Alerian Energy Infrastructure ETF	28,419,272	15,309,828

For the year ended November 30, 2019, the Alerian Energy Infrastructure ETF had in-kind net realized loss of $67,382.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. MASTER LIMITED PARTNERSHIPS

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

28 | November 30, 2019

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2019

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is distributed to both common and subordinated units and generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

6. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

7. RELATED PARTY TRANSACTIONS

The Funds engaged in cross trades between other funds in the Trust during the year ended November 30, 2019 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2019, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
Alerian MLP ETF	$325,434	$1,870,566	$(473,255)
Alerian Energy Infrastructure ETF	755,226	393,262	(3,086)

29 | November 30, 2019

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2019

8. AFFILIATED COMPANIES

As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund.

For the year ended November 30, 2019, the Alerian MLP ETF held shares in the following affiliates, as defined by the Investment Company Act of 1940.

Security Name	Share Balance as of November 30, 2018	Purchases	Purchases In-Kind	Sales	Corporate Action	Share Balance as of November 30, 2019	Market Value as of November 30, 2019	Dividends	Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)
Crestwood Equity Partners LP	4,276,648	2,226,190	1,146,580	(1,564,314)	–	6,085,104	$193,019,499	$–	$15,682,902	$(3,655,646)
DCP Midstream LP	7,897,589	4,097,722	2,106,325	(2,959,643)	–	11,141,993	235,207,472	–	(62,054,281)	(30,457,995)
EnLink Midstream LLC*	–	17,917,562	3,907,159	(5,380,162)	15,461,883	31,906,442	151,555,599	–	(47,007,892)	(7,562,484)
Genesis Energy LP	9,545,334	4,950,299	2,545,328	(3,576,956)	–	13,464,005	255,950,735	–	31,017,157	(45,900,808)
Magellan Midstream Partners LP	14,961,861	1,039,768	3,182,104	(6,676,605)	–	12,507,128	731,291,774	–	54,035,667	(12,347,594)
NGL Energy Partners LP	9,846,434	5,295,922	2,685,249	(3,463,647)	–	14,363,958	142,634,103	–	12,603,697	(500,324)
Noble Midstream Partners LP	–	2,729,716	299,151	(369,438)	–	2,659,429	55,449,095	–	(30,166,519)	(2,023,877)
NuStar Energy LP	8,525,973	4,457,854	2,279,155	(3,177,847)	–	12,085,135	341,042,510	–	105,751,430	(44,015,212)
Plains All American Pipeline LP	37,215,207	3,953,045	8,671,632	(10,923,168)	–	38,916,716	677,150,858	–	22,870,661	(176,171,253)
Shell Midstream Partners LP	10,799,735	5,600,988	2,880,044	(4,041,795)	–	15,238,972	299,598,190	–	106,241,310	(78,948,484)
TC PipeLines LP	4,728,180	2,449,594	1,260,809	(1,769,161)	–	6,669,422	260,040,764	–	102,608,736	(44,434,644)
Tallgrass Energy LP	12,885,583	7,151,340	3,558,686	(4,259,197)	–	19,336,412	346,315,139	6,704,442	(26,737,764)	(3,933,424)
Western Midstream Partners LP**	8,761,525	12,186,696	3,801,203	(5,030,105)	5,131,896	24,851,215	440,612,042	–	(205,522,314)	(30,072,179)
							$4,129,867,780	$6,704,442	$79,322,790	$(480,023,924)

Investments no longer affiliated as of November 30, 2019
Buckeye Partners LP	12,761,673	3,530,260	2,475,046	(18,766,979)	–	–	$–	$–	$188,175,733	$7,123,362
EQM Midstream Partners LP	7,247,759	3,768,453	1,934,044	(2,708,779)	–	10,241,477	237,295,022	–	(67,826,572)	(103,202,749)
							$237,295,022	$–	$120,349,161	$(96,079,387)

GRAND TOTAL								$6,704,442	$199,671,951	$(576,103,311)

*	On 1/28/2019 EnLink Midstream LLC and EnLink Midstream Partners LP merged.
**	On 2/27/2019 Western Gas Equity Partners LP and Western Gas Partners LP merged. Following the merger, the company changed its name to Western Midstream Partners LP.

30 | November 30, 2019

Alerian Exchange Traded Funds

Additional Information	November 30, 2019 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q or as an exhibit to its report on Form N-PORT. Form N-Q or N-PORT reports for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q or N-PORT reports will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2018:

	Qualified Dividend Income	Dividend Received Deduction
Alerian Energy Infrastructure ETF	90.13%	40.22%

In early 2019, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2018 via Form 1099. The Fund will notify shareholders in early 2020 of amounts paid to them by the Fund, if any, during the calendar year 2019.

LICENSING AGREEMENTS

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF, to allow the Adviser’s use of AMZI and AMEI. The following disclosure relates to the Licensor: Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”). “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Energy Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or trademarks of Alerian. Alerian acts as brand licensor for each Underlying Index. Alerian is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is issued, sponsored, endorsed, sold or promoted by Alerian (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of either Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI and AMZIX are trademarks of GKD Index Partners, LLC and their general use is granted under a license from GKD Index Partners, LLC.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

31 | November 30, 2019

Alerian Exchange Traded Funds

Additional Information	November 30, 2019 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

(Applicable to the Alerian Energy Infrastructure ETF only)

The Underlying Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Underlying Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Underlying Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

32 | November 30, 2019

Alerian Exchange Traded Funds

Board Considerations Regarding Approval of	November 30, 2019 (Unaudited)
Investment Advisory Agreements

At an in-person meeting held on June 3, 2019, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Alerian MLP ETF (“AMLP”) and the Alerian Energy Infrastructure ETF (“ENFR”) (each “a Fund” and collectively the “Funds”). The Independent Trustees also met separately to consider each Investment Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to each Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Independent Trustees reviewed information on the performance of each Fund and its applicable benchmark. The Independent Trustees also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on their review, the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Independent Trustees noted the following:

The gross management fee rate for each of these Funds is higher than the median of its FUSE expense group. The Funds’ respective net expense ratios, however, are (i) in the case of ENFR, at the median of its FUSE expense group and (ii) in the case of AMLP, its net expense ratio is higher than the median of its respective FUSE expense group.

With respect to AMLP, the Independent Trustees took into account, among other things, supplemental information provided by the Adviser showing AMLP’s total expenses were in line with the total expenses of peer groups deemed by the Adviser to be more comparable, including peer groups comprised of (i) the master limited partnership (“MLP”) asset class as a whole and (ii) exchange-traded products focused solely on MLP investments. The Independent Trustees also considered the additional costs and expenses incurred by AAI in managing and administering the Fund and that AMLP’s investment advisory fee schedule included breakpoints.

The Board also took into account, among other things, the brand recognition of the Funds’ index provider and the fees charged by the index provider for licensing its indexes.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds. The Independent Trustees reviewed and noted the relatively small size of ENFR and concluded that AAI was not realizing any economies of scale. With respect to AMLP, the Independent Trustees noted that the Fund’s asset levels have decreased over the prior year and the Fund’s asset levels have not yet recovered to its historic highs. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

33 | November 30, 2019

Alerian Exchange Traded Funds

Board Considerations Regarding Approval of	November 30, 2019 (Unaudited)
Investment Advisory Agreements

With respect to AMLP, the Independent Trustees considered, among other things the brand recognition of AMLP’s index provider as well as the trading volumes of the Fund and the narrow trading spreads. The Independent Trustees considered the breakpoint schedule adopted previously and whether the breakpoints would benefit shareholders and appropriately reflect economies of scale achieved by AAI with respect to AMLP should AMLP’s assets increase, noting that AMLP’s assets were still below historical highs. Upon discussion, the Independent Trustees determined that the advisory fee rate for the Fund reflects an appropriate sharing of economies of scale.

In voting to renew each Investment Advisory Agreement, the Independent Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

34 | November 30, 2019

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2019 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	33	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund) and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	33	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund.
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 – present; Board Member, Prosci Inc. (private business services) 2013 – 2016; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015 – present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for-profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	17	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

35 | November 30, 2019

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2019 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AFS”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke retired from ALPS in June 2019.	28	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (31 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Trustee is deemed an interested person of the Fund as defined under the 1940 Act.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

36 | November 30, 2019

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2019 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Bradley Swenson, 1972	President	Since June 2019	Mr. Swenson joined ALPS in 2004 and currently serves as President of AFS (since 2019) and also Chief Operating Officer of AFS (since 2015). He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust, Reaves Utility Income Fund and ALPS Series Trust. From 2004 – 2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson is registered with FINRA, holding a Series 6, 26 and 27.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula previously served as the Trust’s interim Chief Compliance Officer from September 2019 to December 2019. Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as Treasurer of Boulder Growth & Income Fund, Inc. and as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.
Richard C. Noyes, 1970	Secretary	Since September 2019	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of AFS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013 – 2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008 – 2013). Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

37 | November 30, 2019

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2019

ALPS Equal Sector Weight ETF (NYSE ARCA: EQL)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Additional Information	16
Board Considerations Regarding Approval of Investment Advisory Agreement	17
Trustees and Officers	18

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

The ALPS Equal Sector Weight ETF (the “Fund” or “EQL”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE Equal Sector Weight IndexSM (the “Underlying Index”).

The Underlying Index is an index of ETFs comprised of all active Select Sector SPDR® ETFs in an equal weighted portfolio. These are the Communication Services Select Sector SPDR® Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”). In order to track the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of the Underlying Sector ETFs.

The Underlying Index is designed to track performance of the equally weighted Underlying Sector ETFs. Accordingly, the Underlying Index is rebalanced to an equal weighting quarterly during the months of March, June, September, and December.

Each Underlying Sector ETF is an “index fund” that invests in the equity securities of companies in a particular sector or group of industries. The objective of each Underlying Sector ETF is to track its respective underlying sector index by replicating the securities in the underlying sector index. Together, the Underlying Sector ETFs represent the Underlying Index as a whole.

Performance Overview

The Fund for the twelve month period ended November 30, 2019, generated a total return of 13.86%, compared with the Fund’s Underlying Index, net of fees, which returned 14.02%. The Fund underperformed the S&P 500® Total Return Index (the “S&P 500”), which returned 16.11% for the same period.

The S&P 500 returned 16.11% for the twelve month period ended November 30, 2019, finishing at an all-time index-level high. The U.S. broad-based benchmark started 2019 on an optimistic note, returning 8.01% in January 2019 after a 9.03% decline in December 2018. In general, corporate earnings continued to meet expectations while economic data validated a continued, but volatile, bull market. Geopolitical tensions partly drove market volatility throughout the year while the U.S. and China moved slowly towards phase 1 of a trade agreement. In addition, U.S. presidential impeachment hearings also generally contributed to the market volatility throughout the second half of the twelve month period ended November 30, 2019. Despite the continued angst in the growth of political risks, U.S. markets saw both growth-styled and valued-styled stocks march higher. The U.S. Federal Reserve (the “FED”) started the year off with a hawkish overtone, increasing the Federal Funds Rate to 2.5%. However, as the year progressed, a more neutral stance was taken as manufacturing data began to weaken globally and the FED lowered the overnight lending rates 3 times to promote the sustained growth in the economy. The FED overnight rate currently stands at 1.75%.

Compared to the S&P 500, the Fund experienced a negative impact (-1.75%) from sector allocation effects during the period. This impact was largely driven by relative underweight to Information Technology (average weight for the period of 9.23% vs. 21.33% in the S&P 500).

For the twelve month period ended November 30, 2019, the best performing Fund holdings for the period were the Technology Select Sector SPDR® (XLK), which increased 31.64% and the Communication Services Select Sector SPDR® (XLC), which saw a gain of 17.93%. The worst performing fund holdings for the period were the Energy Select Sector SPDR® (XLE) which declined 7.72% and the Health Care Select Sector SPDR® (XLV) which returned 5.52%.

Looking forward we believe the Fund’s strategy of holding each of the eleven sectors in the S&P 500 via the Select Sector SPDR® Funds can result in a diversified core holding, and potential for market participation in all economic cycles through equal sector weighting.

1 | November 30, 2019

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2019 (Unaudited)

Performance (as of November 30, 2019)

	1 Year	5 Year	10 Year	Since Inception^
ALPS Equal Sector Weight ETF - NAV	13.86%	9.01%	12.13%	13.87%
ALPS Equal Sector Weight ETF - Market Price*	13.98%	9.00%	12.13%	13.89%
NYSE® Equal Sector Weight Total Return Index	14.02%	9.17%	12.42%	14.16%
S&P 500® Total Return Index	16.11%	10.98%	13.44%	15.16%

Total Expense Ratio (per the current Prospectus) 0.50%. Net Expense Ratio (per the current Prospectus) 0.28%. Net expense ratio reflects the reimbursement of distribution fees for underlying sector ETFs. In addition, the Adviser has contractually agreed, through March 31, 2020, to reduce its advisory fee by 0.19%. This fee waiver may only be terminated by the Fund’s Board of Trustees (and not by the Adviser) prior to such date. Please see the prospectus for additional information.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on July 6, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The NYSE® Equal Sector Weight Total Return Index consists of a strategy that holds all active Select Sector SPDR® ETFs in an equal-weighted portfolio. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Equal Sector Weight ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2019

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2019 (Unaudited)

The following table shows the sector weights of both the Fund and the S&P 500® Total Return Index as of November 30,2019:

Sector Weighting Comparison (as of November 30, 2019)

	EQL*	S&P 500®	+/-
Technology	9.6%	22.8%	-13.2%
Healthcare	9.5%	14.0%	-4.5%
Financials	9.4%	13.1%	-3.7%
Industrials	9.3%	9.3%	0.0%
Communication Services	9.1%	10.5%	-1.4%
Materials	9.1%	2.8%	6.3%
Consumer Staples	9.0%	7.2%	1.8%
Consumer Discretionary	9.0%	9.8%	-0.8%
Real Estate	8.7%	3.0%	5.7%
Utilities	8.7%	3.3%	5.4%
Energy	8.6%	4.2%	4.4%
Total	100.0%	100.0%

Source: S&P 500®

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2019)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2019

ALPS Equal Sector Weight ETF

Disclosure of Fund Expenses	November 30, 2019 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2019.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expense Ratio(a)	Expenses Paid During Period 6/1/19 - 11/30/19(b)
ALPS Equal Sector Weight ETF
Actual	$1,000.00	$1,127.40	0.15%	$0.80
Hypothetical (5% return before expenses)	$1,000.00	$1,024.32	0.15%	$0.76

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2019

ALPS Equal Sector Weight ETF

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Equal Sector Weight ETF (the “Fund”), one of the funds constituting the ALPS ETF Trust, as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of ALPS Equal Sector Weight ETF of ALPS ETF Trust as of November 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2020

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

5 | November 30, 2019

ALPS Equal Sector Weight ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (99.95%)
Communication Services (9.13%)
Communication Services Select Sector SPDR Fund	292,439	$15,370,594

Consumer Discretionary (8.95%)
Consumer Discretionary Select Sector SPDR Fund	123,127	15,076,901

Consumer Staples (9.05%)
Consumer Staples Select Sector SPDR Fund	245,748	15,236,376

Energy (8.46%)
Energy Select Sector SPDR Fund(a)	241,896	14,245,255

Financials (9.45%)
Financial Select Sector SPDR Fund	527,902	15,916,245

Healthcare (9.52%)
Health Care Select Sector SPDR Fund(a)	161,122	16,030,028

Industrials (9.28%)
Industrial Select Sector SPDR Fund	190,509	15,629,358

Materials (9.06%)
Materials Select Sector SPDR Fund	254,090	15,255,564

Real Estate (8.69%)
Real Estate Select Sector SPDR Fund	378,921	14,645,297

Technology (9.67%)
Technology Select Sector SPDR Fund	184,695	16,282,711

Utilities (8.69%)
Utilities Select Sector SPDR Fund(a)	232,087	14,633,085

TOTAL EXCHANGE TRADED FUNDS
(Cost $122,059,840)		168,321,414

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (8.18%)
Money Market Fund (0.06%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $101,038)	1.56%	101,038	$101,038

Investments Purchased with Collateral from Securities Loaned (8.12%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.63%
(Cost $13,674,258)		13,674,258	13,674,258
TOTAL SHORT TERM INVESTMENTS
(Cost $13,775,296)			13,775,296

TOTAL INVESTMENTS (108.13%)
(Cost $135,835,136)			$182,096,710
LIABILITIES IN EXCESS OF OTHER ASSETS (-8.13%)			(13,689,385)
NET ASSETS - 100.00%			$168,407,325

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $16,096,385.

Common Abbreviations:

SPDR® - Standard & Poor's Depositary Receipts

See Notes to Financial Statements.

6 | November 30, 2019

ALPS Equal Sector Weight ETF

Statement of Assets and Liabilities	November 30, 2019

ASSETS:
Investments, at value	$182,096,710
Dividends receivable	5,413
Total Assets	182,102,123

LIABILITIES:
Payable to adviser	20,540
Payable for collateral upon return of securities loaned	13,674,258
Total Liabilities	13,694,798
NET ASSETS	$168,407,325

NET ASSETS CONSIST OF:
Paid-in capital	$122,920,231
Total distributable earnings	45,487,094
NET ASSETS	$168,407,325

INVESTMENTS, AT COST	$135,835,136

PRICING OF SHARES
Net Assets	$168,407,325
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,150,000
Net Asset Value, offering and redemption price per share	$78.33

See Notes to Financial Statements.

7 | November 30, 2019

ALPS Equal Sector Weight ETF

Statement of Operations	For the Year Ended November 30, 2019

INVESTMENT INCOME:
Dividends	$3,488,472
Securities Lending Income	36,132
Total Investment Income	3,524,604

EXPENSES:
Investment adviser fees	578,380
Total Expenses before waiver/reimbursement	578,380
Less fee waiver/reimbursement by investment adviser	(344,801)
Net Expenses	233,579
NET INVESTMENT INCOME	3,291,025

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	4,595,674
Net change in unrealized appreciation on investments	12,663,405
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	17,259,079
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,550,104

See Notes to Financial Statements.

8 | November 30, 2019

ALPS Equal Sector Weight ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
OPERATIONS:
Net investment income	$3,291,025	$3,463,259
Net realized gain	4,595,674	13,803,509
Net change in unrealized appreciation/depreciation	12,663,405	(11,552,035)
Net increase in net assets resulting from operations	20,550,104	5,714,733

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,395,008)	(3,383,829)
Total distributions	(3,395,008)	(3,383,829)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	14,156,882	17,967,851
Cost of shares redeemed	(17,646,683)	(31,840,276)
Net decrease from capital share transactions	(3,489,801)	(13,872,425)
Net increase/(decrease) in net assets	13,665,295	(11,541,521)

NET ASSETS:
Beginning of year	154,742,030	166,283,551
End of year	$168,407,325	$154,742,030

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,200,000	2,400,000
Shares sold	200,000	250,000
Shares redeemed	(250,000)	(450,000)
Shares outstanding, end of period	2,150,000	2,200,000

See Notes to Financial Statements.

9 | November 30, 2019

ALPS Equal Sector Weight ETF

Financial Highlights	For a Share Outstanding Throughout the Years Presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$70.34	$69.28	$59.74	$56.16	$57.01

INCOME FROM OPERATIONS:
Net investment income(a)	1.53	1.50	1.37	1.66	1.09
Net realized and unrealized gain/(loss)	8.03	1.02	10.03	3.11	(0.84)
Total from investment operations	9.56	2.52	11.40	4.77	0.25

DISTRIBUTIONS:
From net investment income	(1.57)	(1.46)	(1.86)	(1.19)	(1.10)
Total distributions	(1.57)	(1.46)	(1.86)	(1.19)	(1.10)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	7.99	1.06	9.54	3.58	(0.85)
NET ASSET VALUE, END OF PERIOD	$78.33	$70.34	$69.28	$59.74	$56.16
TOTAL RETURN(b)	13.86%	3.66%	19.46%	8.62%	0.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$168,407	$154,742	$166,284	$140,391	$140,407

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses excluding waiver/reimbursement to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.15%	0.15%	0.15%	0.15%	0.21	%(c)
Ratio of net investment income excluding waiver/reimbursement to average net assets	1.89%	1.92%	1.92%	2.71%	1.78%
Ratio of net investment income including waiver/reimbursement to average net assets	2.11%	2.14%	2.14%	2.93%	1.94	%(c)
Portfolio turnover rate(d)	4%	14%	5%	13%	6%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.
(c)	The effective expense ratio including waivers changed from 0.34% to 0.15% effective April 1, 2015 through March 31, 2016.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

10 | November 30, 2019

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2019

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2019, the Trust consists of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index (the “Underlying Index”). The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

11 | November 30, 2019

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2019

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of inputs used to value the Fund’s investments at November 30, 2019:

ALPS Equal Sector Weight ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds*	$168,321,414	$–	$–	$168,321,414
Short Term Investments	13,775,296	–	–	13,775,296
Total	$182,096,710	$–	$–	$182,096,710

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2019.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

12 | November 30, 2019

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2019

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2019, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS Equal Sector Weight ETF	$4,950,502	$(4,950,502)

The tax character of the distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

Ordinary Income
November 30, 2019
ALPS Equal Sector Weight ETF	$3,395,008

Ordinary Income
November 30, 2018
ALPS Equal Sector Weight ETF	$3,383,829

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2019, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Equal Sector Weight ETF	$36,299	$690,898

As of November 30, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:

Undistributed net investment income	$–
Accumulated net realized loss on investments	(727,197)
Net unrealized appreciation on investments	46,214,291
Total	$45,487,094

As of November 30, 2019, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross appreciation (excess of value over tax cost)	$49,164,460
Gross depreciation (excess of tax cost over value)	(2,950,169)
Net unrealized appreciation (depreciation)	46,214,291
Cost of investments for income tax purposes	$135,882,419

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

13 | November 30, 2019

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2019

As of and during the year ended November 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2019:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Equal Sector Weight ETF	$16,096,385	$13,674,258	$2,841,337	$16,515,595

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2019:

ALPS Equal Sector Weight ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$13,674,258	$–	$–	$–	$13,674,258
Total Borrowings					13,674,258
Gross amount of recognized liabilities for securities lending (collateral received)					$13,674,258

14 | November 30, 2019

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2019

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets.

Effective March 31, 2019, the Adviser has contractually agreed to waive 0.19% of its annual unitary fee payable by the Fund until at least March 31, 2020. The waiver may only be terminated by the Fund's Board of Trustees prior to such date. Prior to March 31, 2019, the Adviser waived 0.19% of its annual unitary fee payable by the Fund on a voluntary basis.

ALPS Portfolio Solutions Distributor, Inc. (“APSD”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by APSD from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as APSD acts as the distributor to the Fund and the Underlying Sector ETFs. Such reimbursement is generally expected to equal 0.03% annually.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2019 the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$6,974,340	$11,698,467

For the year ended November 30, 2019, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$14,156,950	$13,034,328

For the year ended November 30, 2019, the ALPS Equal Sector Weight ETF had in-kind net realized gain of $4,900,503.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

15 | November 30, 2019

ALPS Equal Sector Weight ETF

Additional Information	November 30, 2019 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q or as an exhibit to its report on Form N-PORT. Forms N-Q or N-PORT reports for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q or N-PORT reports are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2018:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Equal Sector Weight ETF	77.12%	79.24%

In early 2019, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2018 via Form 1099. The Fund will notify shareholders in early 2020 of amounts paid to them by the Fund, if any, during the calendar year 2019.

LICENSING AGREEMENT

ICE Data Indices, LLC (the “Index Provider”) is not affiliated with the ALPS Equal Sector Weight ETF (the “Fund”) or ALPS Advisors, Inc. (the “Adviser”). The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

NYSE® Equal Sector Weight Index is a service mark of ICE Data Indices, LLC or its affiliates (“ICE Data”) and has been licensed for use by the Adviser in connection with the Fund. Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser or the Fund or the ability of the NYSE® Equal Sector Weight Index to track general stock market performance.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE® EQUAL SECTOR WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

16 | November 30, 2019

ALPS Equal Sector Weight ETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2019 (Unaudited)

At an in-person meeting held on June 3, 2019, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Equal Sector Weight ETF (“EQL” or the “Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to the Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Independent Trustees reviewed information on the performance of the Fund and its benchmark. The Independent Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Independent Trustees noted the following:

The gross management fee rate for the Fund is higher than the median of its FUSE expense group. The Fund’s net expense ratio, however, is lower than the median of its FUSE expense group.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Independent Trustees reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew the Investment Advisory Agreement, the Independent Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

17 | November 30, 2019

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2019 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT	TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	33	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund) and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	33	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund.
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 – present; Board Member, Prosci Inc. (private business services) 2013 – 2016; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015 – present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for-profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	17	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

18 | November 30, 2019

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2019 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested	Position(s) Held Trustee* with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AFS”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke retired from ALPS in June 2019.	28	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (31 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19 | November 30, 2019

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2019 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Bradley Swenson, 1972	President	Since June 2019	Mr. Swenson joined ALPS in 2004 and currently serves as President of AFS (since 2019) and also Chief Operating Officer of AFS (since 2015). He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust, Reaves Utility Income Fund and ALPS Series Trust. From 2004 – 2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson is registered with FINRA, holding a Series 6, 26 and 27.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula previously served as the Trust’s interim Chief Compliance Officer from September 2019 to December 2019. Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as Treasurer of Boulder Growth & Income Fund, Inc. and as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.
Richard C. Noyes, 1970	Secretary	Since September 2019	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of AFS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013 – 2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008 – 2013). Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

20 | November 30, 2019

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2019

ALPS Clean Energy ETF (Cboe BZX: ACES)

ALPS Disruptive Technologies ETF (Cboe BZX: DTEC)

ALPS Medical Breakthroughs ETF (NYSE ARCA: SBIO)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
ALPS Clean Energy ETF	1
ALPS Disruptive Technologies ETF	4
ALPS Medical Breakthroughs ETF	7
Disclosure of Fund Expenses	10
Report of Independent
Registered Public Accounting Firm	11
Financial Statements
Schedule of Investments
ALPS Clean Energy ETF	12
ALPS Disruptive Technologies ETF	13
ALPS Medical Breakthroughs ETF	15
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets
ALPS Clean Energy ETF	19
ALPS Disruptive Technologies ETF	20
ALPS Medical Breakthroughs ETF	21
Financial Highlights	22
Notes to Financial Statements	25
Additional Information	34
Board Considerations Regarding Approval of Investment Advisory Agreements	38
Trustees and Officers	39

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

ALPS Clean Energy ETF

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

The ALPS Clean Energy ETF (the “Fund” or “ACES”) seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the CIBC Atlas Clean Energy Total Return Index (ticker symbol NACEX) (the “Underlying Index”). The Underlying Index utilizes a rules-based methodology developed by CIBC National Trust Company, which is designed to provide exposure to a diverse set of U.S. and Canadian companies involved in the clean energy sector including renewables and clean technology.

Performance Overview

For the twelve-month period ended November 30, 2019, the Fund generated a total return of 31.28%. Performance was in-line with the Fund’s Underlying Index, net of fees, which returned 31.60%. The Fund outperformed the S&P 1000 Total Return Index, which returned 7.61% for the same period.

The S&P 500 Index returned 16.11% on a one year period as of November 30, 2019, finishing at an all-time high. The U.S. broad-based benchmark started 2019 on an optimistic note, returning 8.01% in January 2019 after a 9.03% decline in December 2018. In general, corporate earnings continued to meet expectations while economic data validated a continued, but volatile, bull market. Geopolitical tensions partly drove market volatility as the U.S. and China moved slowly towards "Phase One" of a trade agreement. In addition, U.S. presidential impeachment hearings also contributed to the market volatility. Despite the continued angst in the growth of political risks, U.S. markets saw both growth-styled and valued-styled stocks march higher. The U.S. Federal Reserve ("FED") started the year off with a hawkish overtone, increasing the federal funds rate to 2.5%. However, as the year progressed, a more neutral stance was taken as manufacturing data began to weaken globally and the FED lowered the overnight lending rates 3 times to promote the sustained growth in the economy. The FED overnight rate stands at 1.75%.

Several key pieces of legislation were written during the time period including a few in November 2019 by Democratic Lawmakers. The “100% Clean Economy Act” has 150 co-sponsors and tasks every agency in the federal government with reaching net-zero carbon emissions by 2050. The second draft piece of legislation was the “Growing Renewable Energy and Efficiency Now” Act (GREEN), which is designed to extend the federal investment tax credit for solar and offshore wind for 5 years while keeping 60% of the onshore wind production tax credit in place, which is set to expire this year.

The best performing stocks in the Fund for the period were Enphase Energy Inc. (ENPH), which increased 305%, Plug Power Inc. (PLUG), which saw a gain of 122.86%, and Ballard Power Systems Inc. (BLDP), which rose 122.48%. The largest detractors were American Superconductor Corp. (AMSC), which decreased 40.99%, Renewable Energy Group Inc. (REGI), which fell 36.70%, and TPI Composites Inc. (TPIC), which lost 33.62%.

We believe the Fund’s Underlying Index has a differentiated approach to investing in the clean energy sector. First, by narrowing the list of constituents to companies whose primary operations are focused on clean energy, the Fund offers more pure-play exposure to the clean energy sector. Second, constituents are diversified across the sector and offer exposure to the full opportunity set of the transition from fossil fuels to renewable energy. Lastly, focusing on U.S. and Canadian based companies helps to further minimize the risk of investing in a global industry by reducing risks related to foreign holdings, including currency exchange rates, financial disclosures, and regulatory and policy changes.

1 | November 30, 2019

ALPS Clean Energy ETF

Performance Overview	November 30, 2019 (Unaudited)

Fund Performance (as of November 30, 2019)

	1 Year	Since Inception^
ALPS Clean Energy ETF - NAV	31.28%	21.32%
ALPS Clean Energy ETF - Market Price*	31.03%	21.67%
S&P 1000® Total Return Index	7.61%	2.54%
CIBC Atlas Clean Energy Total Return Index	31.60%	22.38%

Total Expense Ratio (per the current prospectus) 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 28, 2018, with the first day of trading on the exchange of June 29, 2018.
*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

CIBC Atlas Clean Energy Total Return Index is an adjusted market cap weighted index designed to provide exposure to a diverse set of U.S. or Canadian based companies involved in the clean energy sector including renewables and clean technology. The clean energy sector is comprised of companies that provide the products and services which enable the evolution of a more sustainable energy sector. Clean energy business segments include but are not limited to: solar, wind, hydro, geothermal, electric vehicles, LED, biomass, smart grid, energy efficiency and storage. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 1000® Total Return Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Clean Energy ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Clean Energy ETF.

2 | November 30, 2019

ALPS Clean Energy ETF

Performance Overview	November 30, 2019 (Unaudited)

Top Ten Holdings* (as of November 30, 2019)

Tesla, Inc.	6.88%
Brookfield Renewable Partners LP	5.92%
Itron, Inc.	5.34%
Northland Power, Inc.	5.15%
Ormat Technologies, Inc.	5.07%
Acuity Brands, Inc.	4.93%
NextEra Energy Partners LP	4.86%
Pattern Energy Group, Inc.	4.77%
Cree, Inc.	4.58%
First Solar, Inc.	4.17%
Total % of Top 10 Holdings	51.67%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Clean Energy Segment Allocation* (as of November 30, 2019)

Growth of $10,000 (as of November 30, 2019)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2019

ALPS Disruptive Technologies ETF

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

ALPS Disruptive Technologies ETF (the “Fund” or “DTEC”) seeks investment results that correspond (before fees and expenses) generally to the performance of the Indxx Disruptive Technologies Net Total Return Index (ticker symbol IDTEC) (the “Underlying Index”). The Fund will invest at least 80% of its net assets in securities that comprise the Underlying Index.

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by Indxx, LLC (the “Index Provider”), which is designed to identify the companies using disruptive technologies in each of ten thematic areas: Healthcare Innovation, Internet of Things, Clean Energy and Smart Grid, Cloud Computing, Data and Analytics, FinTech, Robotics and Artificial Intelligence, Cybersecurity, 3D Printing, and Mobile Payments (each a “Theme” and together, the “Themes”). Companies using disruptive technologies are those that are entering traditional markets with new digital forms of production and distribution, seek to disrupt an existing market and value network, displace established market-leading firms, products and alliances and increasingly gain market share. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major global securities exchanges, have a minimum market capitalization of at least $500 million, and have a six month minimum average daily trading volume of $2 million, and the company must derive a minimum of 50% of its revenue from a single Theme. All equity securities meeting the above criteria are selected for inclusion in the Index Universe. From the Index Universe, the Underlying Index methodology selects ten stocks in each Theme according to proprietary quantitative and qualitative factors. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is reconstituted annually on the third Friday of September and rebalanced quarterly.

Performance Overview

For the twelve-month period ended November 30, 2019, the Fund generated a total return of 22.09%. Performance was in-line with the Fund’s Underlying Index, net of fees, which returned 22.10%. The Fund outperformed the MSCI All Country World Net Total Return Index, which returned 13.68% for the same period.

The S&P 500 Index returned 16.11% on a one year period as of November 30, 2019, finishing at an all-time high. The U.S. broad-based benchmark started 2019 on an optimistic note, returning 8.01% in January 2019 after a 9.03% decline in December 2018. In general, corporate earnings continued to meet expectations while economic data validated a continued, but volatile, bull market. Geopolitical tensions partly drove market volatility as the U.S. and China moved slowly towards "Phase One" of a trade agreement. In addition, U.S. presidential impeachment hearings also contributed to the market volatility. Despite the continued angst in the growth of political risks, U.S. markets saw both growth-styled and valued-styled stocks march higher. The U.S. Federal Reserve ("FED") started the year off with a hawkish overtone, increasing the federal funds rate to 2.5%. However, as the year progressed, a more neutral stance was taken as manufacturing data began to weaken globally and the FED lowered the overnight lending rates 3 times to promote the sustained growth in the economy. The FED overnight rate stands at 1.75%.

Developed Markets (ex-U.S.), as represented by the MSCI EAFE Net Total Return USD Index, returned 12.44% on a one year period as of November 30, 2019. The strength of the U.S. Dollar relative to the Euro increased, which detracted from positive performance from a U.S. investor’s perspective.

Equity markets in the Eurozone were generally positive, despite Brexit-related headline risks. The change in leadership within U.K’s Conservative Party saw Boris Johnson voted in as Prime Minister, and was positively received by U.K. markets, with the FTSE 100 GBP Index returning 10.08% on the one year period as of November 30, 2019. The European Central Bank ("ECB") decreased the deposit facility rate by 0.10% in 2019, with the deposit rate currently sitting at -0.50% as of November 30, 2019. The ECB has indicated that it is not considering further decreases in the deposit rate. In Japan, domestic consumption remained sluggish, with consumption taxes currently standing at 10%. As manufacturing data continued to weaken globally, investors rotated into more defensive Japanese equities, which have more value characteristics. Japanese equities returned 5.87% on a one year period as of November 30, 2019, as seen in the MSCI Japan JPY Index.

The Fund employs an equal weighted strategy to its disruptive themes, resulting in 10 sub-themes, each with a 10% holding. The Fund picks the top 10 names from its universe that most represent the specific theme. 8 out of 10 themes were positive this year. FinTech, adding 3.96% to return, was the largest contributor for the time period. Within that theme, Xero Ltd. (XRO AU), an online accounting systems firm, accounted for 0.68% of that contribution after gaining 87.69% during the period. The worst performing thematic category was Robotics & Artificial Intelligence, which lost - 0.61%. TransEnterix Inc. (TRXC), a medical device company that specializes in the use of robotics for minimally invasive surgeries, was the worst performer in the theme, losing -77.69% and detracting -0.98%.

Looking forward, we believe the Fund’s strategy of selecting the top disruptive themes in the market today will provide exposure to high-growth areas of the market relative to the Morningstar® Global Markets Index, a global equity index that displays similar geographic exposure relative to the Fund.

4 | November 30, 2019

ALPS Disruptive Technologies ETF

Performance Overview	November 30, 2019 (Unaudited)

Fund Performance (as of November 30, 2019)

	1 Year	Since Inception^
ALPS Disruptive Technologies ETF - NAV	22.09%*	13.48%
ALPS Disruptive Technologies ETF - Market Price**	22.38%	13.65%
MSCI All Country World Net Total Return Index	13.68%	5.42%
Indxx Disruptive Technologies Net Total Return Index	22.10%	13.70%
Morningstar® Global Markets Index***	13.33%	5.05%

Total Expense Ratio (per the current prospectus) 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on December 28, 2017, with the first day of trading on the exchange of December 29, 2017.
*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
**	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.
***	Effective December 13, 2019, the Fund replaced the MSCI ACWI Net Total Return Index as the Fund’s secondary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new secondary benchmark, the Morningstar Global Markets Index, closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

Indxx Disruptive Technologies Net Total Return Index (Ticker: IDTEC) is based around companies that enter traditional markets with new digital forms of production and distribution, are likely to disrupt an existing market and value network, displace established market leading firms, products and alliances and increasingly gain market share. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The MSCI All Country World Net Total Return Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets. As of December 2019, it covers more than 3,050 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market.

The Morningstar® Global Markets Index, measures the performance of performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Disruptive Technologies ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Disruptive Technologies ETF.

5 | November 30, 2019

ALPS Disruptive Technologies ETF

Performance Overview	November 30, 2019 (Unaudited)

Top Ten Holdings* (as of November 30, 2019)

Align Technology, Inc.	1.47%
DexCom, Inc.	1.43%
ADT, Inc.	1.43%
Fortinet, Inc.	1.24%
Qorvo, Inc.	1.23%
Splunk, Inc.	1.21%
Insulet Corp.	1.19%
Xero, Ltd.	1.18%
Avast PLC	1.18%
Brookfield Renewable Partners LP	1.17%
Total % of Top 10 Holdings	12.73%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Thematic Allocation* (as of November 30, 2019)

Growth of $10,000 (as of November 30, 2019)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2019

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

ALPS Medical Breakthroughs ETF (the “Fund” or “SBIO”) seeks investment results that correspond (before fees and expenses) generally to the performance of the S-Network® Medical Breakthroughs Total Return Index (the “Underlying Index”). The Fund will normally invest at least 80% of its net assets in securities that comprise the Underlying Index (or depository receipts based on such securities).

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index is comprised of small- and mid-cap stocks of biotechnology companies that have one or more drugs in either Phase II or Phase III of the U.S. Food and Drug Administration ("FDA") clinical trials. In a Phase II trial, the drug is administered to a group of 100-300 people to see if it is effective and to evaluate its safety. In a Phase III trial, the drug is given to a larger group, between 500-3,000 people, to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely. Stocks selected for inclusion in the Underlying Index must be listed on a U.S. stock exchange. Underlying Index constituents must have a market capitalization of no less than $200 million and no more than $5 billion. Stocks included in the Underlying Index must also sustain an average daily trading volume in excess of $1 million for the 90-day period preceding an Underlying Index reconstitution. Constituents must be able to sustain the monthly rates at which they use shareholder capital ("cash burn rates") for at least 24 months. The Underlying Index is reconstituted semi-annually on the third Fridays of June and December.

Performance Overview

For the twelve-month period ended November 30, 2019, the Fund generated a total return of 20.99%, in-line with the Fund’s Underlying Index, net of fees, which returned 21.33%. The Fund outperformed the broad market’s return of 16.11% as represented by the S&P 500® Index while more than doubling the NASDAQ Biotechnology Total Return Index’s return of 10.11% as the small and mid-cap developmental space outperformed.

The biotechnology space was driven by merger and acquisition (M&A), especially within the small and mid-cap biotech companies, in 2019. Just one week into 2019, the new year got off to the proverbial roaring start with the announcement of two multi-billion-dollar deals valued at a total of $82 billion—one of them among the top 10 of all time at the time. In 2019, the biotech space saw M&A deals totaling nearly $300 billion. As of November 30, 2019, three SBIO constituents were acquired in the year at an average premium of nearly 74%. SBIO fluctuated in the period, due to the inherent volatility in the biotech space. However, SBIO finished the period on a strong note, approaching all-time highs in October and November of 2019. From October 1, 2019 to November 29, 2019, SBIO gained over 28%, fueled by positive drug trial data from its constituents, M&A activity within SBIO and the industry, as well optimistic industry sentiment. With such a volatile space in terms of single stock picking, owning a basket of small-mid cap biotech companies can provide investors downside protection while participating in the growing opportunity of discovering unmet medical needs.

The best performing stocks in the Fund for the period were Constellation Pharmaceutical (CNST), Chemocentryx Inc. (CCXI), and Array Biopharma Inc. (ARRY) up 356.47%, 201.79%, and 190.02%, respectively, while the bottom performers, Acorda Therapeutics Inc. (ACOR), Savara Inc. (SVRA) and AnaptysBio Inc. (ANAB) were down 92.17%, 85.95%, and 81.91%, respectively.

Due to the high failure rate of companies within the space, the non-traditional metrics used to evaluate biotech companies, volatility, and specialized knowledge required to succeed in the space, biotechnology is a difficult industry for stock pickers. This environment makes a passive strategy attractive, as it provides a diversified, rules-based access vehicle for those looking to gain exposure to the biotechnology space, while eliminating single name risk. The Fund and its Underlying Index focus on innovation, seeking to capture research and development opportunities in the biotechnology industry. Looking forward we believe the Fund’s strategy of providing exposure to small- and mid-cap biotechnology companies that have one or more drugs in either Phase II or Phase III FDA clinical trials can provide potential alpha and pure-play exposure to the biotech space.

7 | November 30, 2019

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2019 (Unaudited)

Fund Performance (as of November 30, 2019)

	1 Year	3 Year	Since Inception^
ALPS Medical Breakthroughs ETF - NAV	20.99%	19.62%	11.10%
ALPS Medical Breakthroughs ETF - Market Price*	20.98%	19.63%	11.11%
S-Network Medical Breakthroughs Total Return Index	21.33%	19.86%	11.44%
NASDAQ Biotechnology Total Return Index	10.11%	10.00%	3.87%

Total Expense Ratio (per the current prospectus) 0.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.844.234.5852.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced investment operations on December 31, 2014.
*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

NASDAQ Biotechnology Total Return Index (Ticker: NBI) is a modified market capitalization-weighted index designed to measure the performance of the all NASDAQ stocks in the biotechnology sector. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

S-Network Medical Breakthroughs Total Return Index (Ticker: PMBI) is designed to capture research and development opportunities in the biotechnology industry. PMBI consists of small-cap and mid-cap biotechnology stocks listed on U.S. stock exchanges that have one or more drugs in either Phase II or Phase III U.S. FDA clinical trials. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

Companies in the pharmaceuticals and biotechnology industry may be subject to extensive litigation based on product liability and similar claims. Legislation introduced or considered by certain governments on such industries or on the healthcare sector cannot be predicted.

Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The development of new drugs generally has a high failure rate, and such failures may negatively impact the stock price of the company developing the failed drug. Biotechnology companies may have persistent losses during a new product’s transition from development to production. In order to fund operations, biotechnology companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Medical Breakthroughs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Medical Breakthroughs ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with S-Network Global Indexes, Inc.

8 | November 30, 2019

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2019 (Unaudited)

Top Ten Holdings* (as of November 30, 2019)

ACADIA Pharmaceuticals, Inc.	4.75%
Allakos, Inc.	4.56%
United Therapeutics Corp.	4.01%
Global Blood Therapeutics, Inc.	3.96%
Mirati Therapeutics, Inc.	3.93%
MorphoSys AG	3.86%
FibroGen, Inc.	3.65%
Immunomedics, Inc.	3.57%
Alkermes PLC	3.28%
Halozyme Therapeutics, Inc.	2.81%
Total % of Top 10 Holdings	38.38%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2019)

Growth of $10,000 (as of November 30, 2019)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2019

ALPS ETF Trust

Disclosure of Fund Expenses	November 30, 2019 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2019.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expense Ratio(a)	Expenses Paid During Period 6/1/19 - 11/30/19(b)
ALPS Clean Energy ETF
Actual	$1,000.00	$1,208.80	0.65%	$3.60
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
ALPS Disruptive Technologies ETF
Actual	$1,000.00	$1,123.30	0.50%	$2.66
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54
ALPS Medical Breakthroughs ETF
Actual	$1,000.00	$1,222.50	0.50%	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

10 | November 30, 2019

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF and ALPS Medical Breakthroughs ETF (the “Funds”), three of the funds constituting the ALPS ETF Trust, as of November 30, 2019; the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the three funds listed above constituting ALPS ETF Trust as of November 30, 2019, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the ALPS ETF Trust	Statements of Operation	Statements of Changes in Net Assets	Financial Highlights
ALPS Clean Energy ETF	For the year ended November 30, 2019	For the year ended November 30, 2019 and for the period June 28, 2018 (commencement of operations) to November 30, 2018	For the year ended November 30, 2019 and for the period June 28, 2018 (commencement of operations) to November 30, 2018
ALPS Disruptive Technologies ETF	For the year ended November 30, 2019	For the year ended November 30, 2019 and for the period December 28, 2017 (commencement of operations) to November 30, 2018	For the year ended November 30, 2019 and for the period December 28, 2017 (commencement of operations) to November 30, 2018
ALPS Medical Breakthroughs ETF	For the year ended November 30, 2019	For the years ended November 30, 2019 and November 30, 2018	For the years ended November 30, 2019, 2018, 2017, 2016 and for the period December 31, 2014 (commencement of operations) to November 30, 2015

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2020

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

11 | November 30, 2019

ALPS Clean Energy ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
COMMON STOCKS (87.30%)
Consumer Discretionary (6.87%)
Tesla, Inc.(a)	22,154	$7,309,491

Energy (2.55%)
Renewable Energy Group, Inc.(a)	88,773	1,514,468
REX American Resources Corp.(a)	13,091	1,202,408
Total Energy		2,716,876

Industrials (20.31%)
Acuity Brands, Inc.	40,033	5,235,516
Ameresco, Inc., Class A(a)	44,699	730,829
American Superconductor Corp.(a)	43,866	366,281
Ballard Power Systems, Inc.(a)(b)	374,994	2,486,210
Covanta Holding Corp.	275,920	4,058,783
Plug Power, Inc.(a)(b)	586,501	2,287,354
Sunrun, Inc.(a)	257,044	3,567,771
TPI Composites, Inc.(a)	78,188	1,411,293
Vivint Solar, Inc.(a)(b)	102,037	749,972
Willdan Group, Inc.(a)	24,828	707,846
Total Industrials		21,601,855

Information Technology (23.22%)
Cree, Inc.(a)	109,944	4,860,624
Enphase Energy, Inc.(a)(b)	198,339	4,337,674
First Solar, Inc.(a)	80,205	4,430,524
Itron, Inc.(a)	70,806	5,670,144
SunPower Corp.(a)(b)	140,053	1,048,997
Universal Display Corp.	22,424	4,355,189
Total Information Technology		24,703,152

Real Estate (4.09%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	148,062	4,345,620

Utilities (30.26%)
Boralex, Inc., Class A	198,497	3,713,506
Clearway Energy, Inc., Class C	171,830	3,407,389
Innergex Renewable Energy, Inc.	287,889	3,712,669
Northland Power, Inc.	263,950	5,468,573
Ormat Technologies, Inc.	69,987	5,378,501
Pattern Energy Group, Inc., Class A	184,225	5,069,872
TerraForm Power, Inc., Class A	170,524	2,644,827

Security Description	Shares	Value
Utilities (continued)
TransAlta Renewables, Inc.	246,084	$2,784,493
Total Utilities		32,179,830

TOTAL COMMON STOCKS
(Cost $81,077,553)		92,856,824

MASTER LIMITED PARTNERSHIPS (12.41%)
Energy (1.65%)
Enviva Partners LP	50,641	1,750,153

Utilities (10.76%)
Brookfield Renewable Partners LP	134,705	6,283,462
NextEra Energy Partners LP	97,211	5,164,820
Total Utilities		11,448,282

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $10,521,876)		13,198,435

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.91%)
Money Market Fund (0.12%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $123,745)	1.56%	123,745	123,745

Investments Purchased with Collateral from Securities Loaned (3.79%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.63%
(Cost $4,033,807)		4,033,807	4,033,807
TOTAL SHORT TERM INVESTMENTS
(Cost $4,157,552)			4,157,552

TOTAL INVESTMENTS (103.62%)
(Cost $95,756,981)			$110,212,811
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.62%)			(3,853,675)
NET ASSETS - 100.00%			$106,359,136

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $7,458,828.

See Notes to Financial Statements.

12 | November 30, 2019

ALPS Disruptive Technologies ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
COMMON STOCKS (98.75%)
Communication Services (2.03%)
Netflix, Inc.(a)	2,387	$751,093
Spotify Technology SA(a)	5,406	770,625
Total Communication Services		1,521,718

Consumer Discretionary (1.68%)
Garmin, Ltd.	8,100	791,290
iRobot Corp.(a)(b)	10,522	458,338
Total Consumer Discretionary		1,249,628

Financials (3.93%)
American Express Co.	5,796	696,216
LendingTree, Inc.(a)	2,156	777,303
Moody's Corp.	3,242	734,864
S&P Global, Inc.	2,757	729,640
Total Financials		2,938,023

Health Care (12.73%)
ABIOMED, Inc.(a)	3,682	722,335
Align Technology, Inc.(a)	3,969	1,100,762
Boston Scientific Corp.(a)	16,347	707,008
Cochlear, Ltd.	4,834	765,079
CYBERDYNE, Inc.(a)(b)	111,200	621,956
Demant A/S(a)	22,837	698,771
DENTSPLY SIRONA, Inc.	13,349	754,752
DexCom, Inc.(a)	4,721	1,073,131
Insulet Corp.(a)	4,800	891,360
Intuitive Surgical, Inc.(a)	1,328	787,371
Smith & Nephew PLC, Sponsored ADR	14,686	657,639
Tecan Group AG	2,850	765,701
Total Health Care		9,545,865

Industrials (18.46%)
ABB, Ltd., Sponsored ADR(b)	34,134	745,145
ADT, Inc.	115,721	1,069,262
AeroVironment, Inc.(a)	11,196	686,763
ATS Automation Tooling Systems, Inc.(a)	49,442	732,157
Experian PLC	22,180	735,203
FANUC Corp.	3,696	706,131
IHS Markit, Ltd.(a)	10,221	742,555
Proto Labs, Inc.(a)	6,302	610,601
Prysmian SpA	30,270	690,039
RELX PLC, Sponsored ADR(b)	29,532	719,990
Schneider Electric SE	7,778	750,711
Sensata Technologies Holding PLC(a)	13,560	698,204

Security Description	Shares	Value
Industrials (continued)
Siemens Gamesa Renewable Energy SA	46,310	$739,084
Thomson Reuters Corp.	10,249	716,651
TransUnion	8,600	742,266
Verisk Analytics, Inc.	4,384	646,552
Vestas Wind Systems A/S	8,442	803,437
Wolters Kluwer NV	9,687	695,458
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	551,800	613,957
Total Industrials		13,844,166

Information Technology (57.22%)
3D Systems Corp.(a)	81,344	690,610
Adobe, Inc.(a)	2,501	774,135
Adyen NV(a)(c)(d)	980	751,728
Alarm.com Holdings, Inc.(a)	13,886	605,707
ams AG(a)	14,729	710,852
ANSYS, Inc.(a)	3,292	838,439
Autodesk, Inc.(a)	4,435	802,292
Avast PLC(d)	152,000	880,681
Black Knight, Inc.(a)	11,115	700,356
Brooks Automation, Inc.	17,700	792,429
Check Point Software Technologies, Ltd.(a)	6,240	735,571
Cognex Corp.	13,795	692,233
CyberArk Software, Ltd.(a)	7,050	863,978
Dassault Systemes SE	4,831	761,156
FARO Technologies, Inc.(a)	12,579	612,849
Fidelity National Information Services, Inc.	5,200	718,380
First Solar, Inc.(a)	11,097	612,998
Fiserv, Inc.(a)	6,685	777,064
FleetCor Technologies, Inc.(a)	2,406	738,450
Fortinet, Inc.(a)	8,808	925,809
Global Payments, Inc.	4,120	746,132
Guidewire Software, Inc.(a)	6,421	782,270
Intuit, Inc.	2,589	670,266
Itron, Inc.(a)	9,450	756,756
Keyence Corp.	2,208	755,507
Landis+Gyr Group AG	7,700	786,367
Mastercard, Inc., Class A	2,513	734,374
Nemetschek SE	13,647	806,692
NortonLifeLock, Inc.	28,143	700,761
Okta, Inc.(a)	6,515	845,517
Omron Corp.	12,700	746,308
Palo Alto Networks, Inc.(a)	3,323	755,052
PayPal Holdings, Inc.(a)	6,446	696,232
Proofpoint, Inc.(a)	5,551	658,848

13 | November 30, 2019

ALPS Disruptive Technologies ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
Information Technology (continued)
PTC, Inc.(a)	10,469	$801,925
Qorvo, Inc.(a)	8,869	924,238
Renishaw PLC	14,000	717,364
salesforce.com, Inc.(a)	4,493	731,865
SAP SE, Sponsored ADR(b)	5,709	776,139
ServiceNow, Inc.(a)	2,688	760,812
Silicon Laboratories, Inc.(a)	6,040	639,817
SimCorp A/S	7,602	813,845
Skyworks Solutions, Inc.	8,389	824,639
SolarEdge Technologies, Inc.(a)	9,680	789,985
Splunk, Inc.(a)	6,095	909,496
Square, Inc.(a)	11,941	825,362
SS&C Technologies Holdings, Inc.	13,242	795,182
StoneCo, Ltd.(a)	21,100	864,678
Stratasys, Ltd.(a)	27,820	513,001
Temenos AG	4,112	623,946
Trend Micro, Inc.	14,863	802,781
Visa, Inc., Class A	3,907	720,881
VMware, Inc., Class A	4,514	702,469
Wirecard AG	4,143	546,855
Workday, Inc., Class A(a)	4,078	730,451
Xero, Ltd.(a)	16,087	884,425
Zscaler, Inc.(a)	13,976	728,569
Total Information Technology		42,855,524

Real Estate (1.86%)
Digital Realty Trust, Inc.	5,489	663,895
Equinix, Inc.	1,282	726,701
Total Real Estate		1,390,596

Utilities (0.84%)
China Longyuan Power Group Corp., Ltd., Class H	1,167,000	632,084

TOTAL COMMON STOCKS
(Cost $65,491,414)		73,977,604

MASTER LIMITED PARTERSHIPS (1.17%)
Utilities (1.17%)
Brookfield Renewable Partners LP	18,779	875,967

TOTAL MASTER LIMITED PARTERSHIPS
(Cost $585,587)		875,967

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.99%)
Money Market Fund (0.05%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $37,519)	1.56%	37,519	$37,519

Investments Purchased with Collateral from Securities Loaned (1.94%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.63%
(Cost $1,451,456)		1,451,456	1,451,456
TOTAL SHORT TERM INVESTMENTS
(Cost $1,488,975)			1,488,975

TOTAL INVESTMENTS (101.91%)
(Cost $67,565,976)			$76,342,546
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.91%)			(1,432,459)
NET ASSETS - 100.00%			$74,910,087

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $2,204,947.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $751,728, representing 1.00% of net assets.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2019, the market value of those securities was $1,632,409 representing 2.18% of net assets.

See Notes to Financial Statements.

14 | November 30, 2019

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
COMMON STOCKS (100.01%)
Biotechnology (100.01%)
AC Immune SA(a)(b)	132,093	$1,056,744
ACADIA Pharmaceuticals, Inc.(a)	207,442	9,395,048
Acceleron Pharma, Inc.(a)	103,326	5,058,841
Achillion Pharmaceuticals, Inc.(a)	273,040	1,695,579
Acorda Therapeutics, Inc.(a)	93,965	150,344
Aduro Biotech, Inc.(a)	156,667	186,434
Agenus, Inc.(a)	268,427	1,124,709
Agios Pharmaceuticals, Inc.(a)	114,861	4,468,093
Akcea Therapeutics, Inc.(a)(b)	181,860	3,540,814
Albireo Pharma, Inc.(a)	24,842	561,926
Alkermes PLC(a)	308,039	6,474,980
Allakos, Inc.(a)(b)	94,810	9,006,950
AMAG Pharmaceuticals, Inc.(a)	66,272	705,797
AnaptysBio, Inc.(a)	52,868	713,189
Anika Therapeutics, Inc.(a)	26,974	1,559,097
Apellis Pharmaceuticals, Inc.(a)	124,565	3,348,307
Arena Pharmaceuticals, Inc.(a)	97,693	4,628,694
ArQule, Inc.(a)	235,053	2,254,158
Assembly Biosciences, Inc.(a)	50,250	815,055
Athersys, Inc.(a)(b)	298,485	394,000
Cara Therapeutics, Inc.(a)(b)	91,038	2,365,167
ChemoCentryx, Inc.(a)(b)	113,831	3,452,494
Concert Pharmaceuticals, Inc.(a)	46,489	350,527
Constellation Pharmaceuticals, Inc.(a)	50,450	2,348,952
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	126,397	594,066
Crinetics Pharmaceuticals, Inc.(a)(b)	47,271	924,621
Deciphera Pharmaceuticals, Inc.(a)	95,892	4,534,733
Dicerna Pharmaceuticals, Inc.(a)	133,632	3,215,186
Eidos Therapeutics, Inc.(a)	72,125	4,062,801
Emergent BioSolutions, Inc.(a)	100,883	5,534,441
Enanta Pharmaceuticals, Inc.(a)	38,504	2,451,165
Epizyme, Inc.(a)	177,989	2,940,378
Fate Therapeutics, Inc.(a)	127,829	1,996,689
FibroGen, Inc.(a)	170,325	7,216,670
G1 Therapeutics, Inc.(a)	73,384	1,585,094
Global Blood Therapeutics, Inc.(a)	117,594	7,820,001
GlycoMimetics, Inc.(a)	84,474	496,707
Gossamer Bio, Inc.(a)	128,842	3,285,471
Halozyme Therapeutics, Inc.(a)	286,044	5,546,393

Security Description	Shares	Value
Biotechnology (continued)
ImmunoGen, Inc.(a)	293,020	$1,057,802
Immunomedics, Inc.(a)	376,066	7,062,520
Kiniksa Pharmaceuticals, Ltd., Class A(a)	37,423	398,555
Krystal Biotech, Inc.(a)	33,812	1,910,716
Kura Oncology, Inc.(a)	88,344	1,408,203
Ligand Pharmaceuticals, Inc.(a)(b)	37,284	4,213,092
MacroGenics, Inc.(a)	95,575	905,095
Madrigal Pharmaceuticals, Inc.(a)	30,153	3,337,636
Magenta Therapeutics, Inc.(a)	75,815	1,003,791
MannKind Corp.(a)(b)	370,704	455,966
Marker Therapeutics, Inc.(a)(b)	89,272	298,169
MediciNova, Inc.(a)(b)	84,735	603,313
MeiraGTx Holdings PLC(a)	71,513	1,378,056
Minerva Neurosciences, Inc.(a)	76,272	476,700
Mirati Therapeutics, Inc.(a)	76,994	7,758,685
MorphoSys AG, ADR(a)	249,347	7,635,005
Orchard Therapeutics PLC, ADR(a)	185,449	2,112,264
PDL BioPharma, Inc.(a)	223,217	691,973
PhaseBio Pharmaceuticals, Inc.(a)(b)	54,734	178,433
Principia Biopharma, Inc.(a)	46,828	1,677,847
Progenics Pharmaceuticals, Inc.(a)	168,958	881,961
ProQR Therapeutics NV(a)	75,959	648,690
PTC Therapeutics, Inc.(a)	115,485	5,423,176
Puma Biotechnology, Inc.(a)	76,031	721,534
Ra Pharmaceuticals, Inc.(a)	92,167	4,306,964
Rhythm Pharmaceuticals, Inc.(a)	67,499	1,515,353
Rigel Pharmaceuticals, Inc.(a)	327,693	734,032
Savara, Inc.(a)	80,555	101,499
Scholar Rock Holding Corp.(a)	58,043	493,946
uniQure NV(a)	83,506	4,647,944
United Therapeutics Corp.(a)	85,878	7,923,104
UroGen Pharma, Ltd.(a)(b)	40,902	1,294,139
Vericel Corp.(a)	86,310	1,610,545
Viking Therapeutics, Inc.(a)(b)	141,194	1,033,540
Voyager Therapeutics, Inc.(a)	72,240	985,354
Xenon Pharmaceuticals, Inc.(a)(b)	50,347	595,605

15 | November 30, 2019

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
Biotechnology (continued)
Y-mAbs Therapeutics, Inc.(a)	66,839	$2,255,816
Total Biotechnology		197,597,338

TOTAL COMMON STOCKS
(Cost $172,913,329)		197,597,338

WARRANTS(0.00%)(c)
Corium International, Inc.
(Expiring 4/1/2020)	59,464	595

TOTAL WARRANTS
(Cost $–)		595

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.68%)
Money Market Fund (0.01%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $26,649)	1.56%	26,649	26,649

Investments Purchased with Collateral from Securities Loaned (4.67%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.63%
(Cost $9,210,717)		9,210,717	9,210,717
TOTAL SHORT TERM INVESTMENTS
(Cost $9,237,366)			9,237,366

TOTAL INVESTMENTS (104.69%)
(Cost $182,150,695)			$206,835,299
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.69%)			(9,265,573)
NET ASSETS - 100.00%			$197,569,726

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $19,218,928.
(c)	Less than .005%.

See Notes to Financial Statements.

16 | November 30, 2019

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2019

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Medical Breakthroughs ETF
ASSETS:
Investments, at value	$110,212,811	$76,342,546	$206,835,299
Foreign Currency, at value (Cost $11,774, $– and $–)	11,774	–	–
Dividends receivable	221,027	48,874	19,368
Receivable for shares sold	3,240,864	–	1,974,534
Total Assets	113,686,476	76,391,420	208,829,201

LIABILITIES:
Payable to adviser	52,643	29,877	74,146
Payable for investments purchased	3,240,890	–	1,974,612
Payable for collateral upon return of securities loaned	4,033,807	1,451,456	9,210,717
Total Liabilities	7,327,340	1,481,333	11,259,475
NET ASSETS	$106,359,136	$74,910,087	$197,569,726

NET ASSETS CONSIST OF:
Paid-in capital	$92,461,354	$68,658,374	$254,116,174
Total distributable earnings	13,897,782	6,251,713	(56,546,448)
NET ASSETS	$106,359,136	$74,910,087	$197,569,726

INVESTMENTS, AT COST	$95,756,981	$67,565,976	$182,150,695

PRICING OF SHARES
Net Assets	$106,359,136	$74,910,087	$197,569,726
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	3,300,002	2,350,002	5,000,000
Net Asset Value, offering and redemption price per share	$32.23	$31.88	$39.51

See Notes to Financial Statements.

17 | November 30, 2019

ALPS ETF Trust

Statements of Operations	For the Year Ended November 30, 2019

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Medical Breakthroughs ETF
INVESTMENT INCOME:
Dividends*	$669,274	$456,736	$693,722
Securities Lending Income	322,472	143,996	382,291
Total Investment Income	991,746	600,732	1,076,013

EXPENSES:
Investment adviser fees	368,844	304,961	917,940
Total Expenses	368,844	304,961	917,940
NET INVESTMENT INCOME	622,902	295,771	158,073

REALIZED AND UNREALIZED GAIN/LOSS
Net realized loss on investments	(376,547)	(1,821,912)	(9,081,617)
Net realized gain/(loss) on foreign currency transactions	78	(6,184)	–
Total net realized loss	(376,469)	(1,828,096)	(9,081,617)
Net change in unrealized appreciation on investments	14,645,269	12,543,326	38,722,701
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(27)	(29)	–
Total net change in unrealized appreciation	14,645,242	12,543,297	38,722,701
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	14,268,773	10,715,201	29,641,084
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,891,675	$11,010,972	$29,799,157
*Net of foreign tax withholding.	$69,675	$31,948	$122,711

See Notes to Financial Statements.

18 | November 30, 2019

ALPS Clean Energy ETF

Statement of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Period June 28, 2018 (Commencement of Operations) to November 30, 2018
OPERATIONS:
Net investment income	$622,902	$48,640
Net realized loss	(376,469)	(30,533)
Net change in unrealized appreciation/(depreciation)	14,645,242	(189,451)
Net increase/(decrease) in net assets resulting from operations	14,891,675	(171,344)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(391,478)	–
From tax return of capital	(652,198)	–
Total distributions	(1,043,676)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	77,603,077	18,954,155
Cost of shares redeemed	(1,362,989)	(2,511,762)
Net increase from capital share transactions	76,240,088	16,442,393
Net increase in net assets	90,088,087	16,271,049

NET ASSETS:
Beginning of year	16,271,049	–
End of year	$106,359,136	$16,271,049

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	650,002	–
Shares sold	2,700,000	750,002
Shares redeemed	(50,000)	(100,000)
Shares outstanding, end of period	3,300,002	650,002

See Notes to Financial Statements.

19 | November 30, 2019

ALPS Disruptive Technologies ETF

Statement of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Period December 28, 2017 (Commencement of Operations) to November 30, 2018
OPERATIONS:
Net investment income	$295,771	$131,590
Net realized gain/(loss)	(1,828,096)	625,009
Net change in unrealized appreciation/(depreciation)	12,543,297	(3,766,883)
Net increase/(decrease) in net assets resulting from operations	11,010,972	(3,010,284)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(147,001)	–
Total distributions	(147,001)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	22,068,308	57,258,516
Cost of shares redeemed	(6,505,138)	(5,765,286)
Net increase from capital share transactions	15,563,170	51,493,230
Net increase in net assets	26,427,141	48,482,946

NET ASSETS:
Beginning of year	48,482,946	–
End of year	$74,910,087	$48,482,946

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,850,002	–
Shares sold	750,000	2,050,002
Shares redeemed	(250,000)	(200,000)
Shares outstanding, end of period	2,350,002	1,850,002

See Notes to Financial Statements.

20 | November 30, 2019

ALPS Medical Breakthroughs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
OPERATIONS:
Net investment income/(loss)	$158,073	$(557,556)
Net realized gain/(loss)	(9,081,617)	15,057,328
Net change in unrealized appreciation/(depreciation)	38,722,701	(15,342,539)
Net increase/(decrease) in net assets resulting from operations	29,799,157	(842,767)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(4,900,375)	(2,404,884)
Total distributions	(4,900,375)	(2,404,884)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	23,073,262	141,518,675
Cost of shares redeemed	(72,096,324)	(44,979,196)
Net increase/(decrease) from capital share transactions	(49,023,062)	96,539,479
Net increase/(decrease) in net assets	(24,124,280)	93,291,828

NET ASSETS:
Beginning of year	221,694,006	128,402,178
End of year	$197,569,726	$221,694,006

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	6,600,000	4,050,000
Shares sold	650,000	3,900,000
Shares redeemed	(2,250,000)	(1,350,000)
Shares outstanding, end of period	5,000,000	6,600,000

See Notes to Financial Statements.

21 | November 30, 2019

ALPS Clean Energy ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2019	For the Period June 28, 2018 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$25.03	$24.95

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.32	0.09
Net realized and unrealized gain/(loss)	7.42	(0.01)
Total from investment operations	7.74	0.08

DISTRIBUTIONS:
From net investment income	(0.23)	–
Tax return of capital	(0.31)	–
Total distributions	(0.54)	–

Net increase in net asset value	7.20	0.08
NET ASSET VALUE, END OF PERIOD	$32.23	$25.03
TOTAL RETURN(b)	31.28%	0.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$106,359	$16,271

Ratio of expenses to average net assets	0.65%	0.65	%(c)
Ratio of net investment income to average net assets	1.10%	0.89	%(c)
Portfolio turnover rate(d)	15%	9%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

22 | November 30, 2019

ALPS Disruptive Technologies ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2019	For the Period December 28, 2017 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$26.21	$25.08

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.14	0.13
Net realized and unrealized gain	5.61	1.00	(b)
Total from investment operations	5.75	1.13

DISTRIBUTIONS:
From net investment income	(0.08)	–
Total distributions	(0.08)	–

Net increase in net asset value	5.67	1.13
NET ASSET VALUE, END OF PERIOD	$31.88	$26.21
TOTAL RETURN(c)	22.04%	4.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$74,910	$48,483

Ratio of expenses to average net assets	0.50%	0.50	%(d)
Ratio of net investment income to average net assets	0.48%	0.53	%(d)
Portfolio turnover rate(e)	42%	33%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

23 | November 30, 2019

ALPS Medical Breakthroughs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Period December 31, 2014 (Commencement of Operations) to November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$33.59	$31.70	$24.16	$32.23	$24.64

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	0.03	(0.10)	0.18	(0.09)	(0.13)
Net realized and unrealized gain/(loss)	6.67	2.57 (b)	7.36	(7.98)	7.72
Total from investment operations	6.70	2.47	7.54	(8.07)	7.59

DISTRIBUTIONS:
From net investment income	(0.78)	(0.58)	–	–	–
Total distributions	(0.78)	(0.58)	–	–	–

Net increase/(decrease) in net asset value	5.92	1.89	7.54	(8.07)	7.59
NET ASSET VALUE, END OF PERIOD	$39.51	$33.59	$31.70	$24.16	$32.23
TOTAL RETURN(c)	20.99%	7.81%	31.21%	(25.04)%	30.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$197,570	$221,694	$128,402	$118,370	$170,824

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50	%(d)
Ratio of net investment income/(loss) to average net assets	0.09%	(0.27)%	0.66%	(0.38)%	(0.42	)%(d)
Portfolio turnover rate(e)	88%	48%	43%	62%	25%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

24 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2019, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, and the ALPS Medical Breakthroughs ETF (each a “Fund” and collectively, the “Funds”). ALPS Clean Energy ETF and ALPS Disruptive Technologies ETF are considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. ALPS Medical Breakthroughs ETF has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the ALPS Clean Energy ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the CIBC Atlas Clean Energy Total Return Index. The investment objective of the ALPS Disruptive Technologies ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the Indxx Disruptive Technologies Total Return Index. The investment objective of the ALPS Medical Breakthroughs ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the S-Network Medical Breakthroughs Total Return Index.

The shares of the ALPS Clean Energy ETF and ALPS Disruptive Technologies ETF (“Shares”) are listed on the Cboe BZX Exchange, Inc. (the “Cboe BZX”). The shares of the ALPS Medical Breakthroughs ETF (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

25 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

26 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

The following is a summary of the inputs used to value the Funds’ investments at November 30, 2019:

ALPS Clean Energy ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$92,856,824	$–	$–	$92,856,824
Master Limited Partnerships*	13,198,435	–	–	13,198,435
Short Term Investments	4,157,552	–	–	4,157,552
Total	$110,212,811	$–	$–	$110,212,811

ALPS Disruptive Technologies ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$73,977,604	$–	$–	$73,977,604
Master Limited Parterships*	875,967	–	–	875,967
Short Term Investments	1,488,975	–	–	1,488,975
Total	$76,342,546	$–	$–	$76,342,546

ALPS Medical Breakthroughs ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$197,597,338	$–	$–	$197,597,338
Warrants	–	595	–	595
Short Term Investments	9,237,366	–	–	9,237,366
Total	$206,834,704	$595	$–	$206,835,299

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2019.

C. Foreign Investment Risk

The Funds may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Funds’ securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

27 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Other Risks

Equity Risk: A principal risk of investing in the Funds is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by a Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by a Fund. In addition, common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Small- and Mid- Capitalization Company Risk: Investments in securities of small and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Concentration Risk: Each Fund seeks to track its respective Underlying Index, which may have concentration in certain industries or sectors, as well as regions, economies or markets. Underperformance or increased risk in such other concentrated areas may result in underperformance or increased risk in a Fund.

Non-Correlation Risk: Each Fund’s return may not match the return of its respective Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions. Due to legal and regulatory rules and limitations, a Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on its Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

F. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

G. Dividends and Distributions to Shareholders

Dividends from net investment income for both ALPS Disruptive Technology ETF and ALPS Medical Breakthroughs ETF, if any, are declared and paid annually or as the Board may determine from time to time. Dividends from net investment income for ALPS Clean Energy ETF, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

28 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

H. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2019, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS Clean Energy ETF	$415,043	$(415,043)
ALPS Disruptive Technologies ETF	$569,083	$(569,083)
ALPS Medical Breakthroughs ETF	$20,127,679	$(20,127,679)

The tax character of the distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2019
ALPS Clean Energy ETF	$391,478	$–	$652,198
ALPS Disruptive Technologies ETF	147,001	$–	–
ALPS Medical Breakthroughs ETF	4,900,375	$–	–
November 30, 2018
ALPS Clean Energy ETF	$–	$–	$–
ALPS Disruptive Technologies ETF	–	$–	–
ALPS Medical Breakthroughs ETF	2,404,884	$–	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2019, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Clean Energy ETF	$681,866	$43,253
ALPS Disruptive Technologies ETF	1,750,762	989,644
ALPS Medical Breakthroughs ETF	39,644,148	39,378,453

The ALPS Medical Breakthrough ETF elects to defer to the period ending November 30, 2020, late year ordinary losses in the amount of $484,171.

As of November 30, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Other accumulated gains	Net unrealized appreciation/depreciation on investments	Total
ALPS Clean Energy ETF	$–	$(725,119)	$50	$14,622,851	$13,897,782
ALPS Disruptive Technologies ETF	234,065	(2,740,406)	–	8,758,054	6,251,713
ALPS Medical Breakthroughs ETF	–	(79,022,601)	(484,171)	22,960,324	(56,546,448)

29 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

As of November 30, 2019, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Medical Breakthroughs ETF
Gross appreciation (excess of value over tax cost)	$18,805,822	$11,484,192	$43,362,867
Gross depreciation (excess of tax cost over value)	(4,182,932)	(2,725,982)	(20,402,543)
Net depreciation of foreign currency	(39)	(156)	–
Net unrealized appreciation (depreciation)	$14,622,851	$8,758,054	$22,960,324
Cost of investments for income tax purposes	$95,589,921	$67,584,336	$183,874,975

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales, investments in partnerships and Passive Foreign Investment Company adjustments.

I. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2019, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

J. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Funds’ securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

30 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

The following is a summary of each Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2019:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Clean Energy ETF	$7,458,828	$4,033,807	$4,055,075	$8,088,882
ALPS Disruptive Technologies ETF	2,204,947	1,451,456	834,231	2,285,687
ALPS Medical Breakthroughs ETF	19,218,928	9,210,717	10,648,360	19,859,077

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2019:

ALPS Clean Energy ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$4,033,807	$–	$–	$–	$4,033,807
Total Borrowings					4,033,807
Gross amount of recognized liabilities for securities lending (collateral received)					$4,033,807

ALPS Disruptive Technologies ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$1,451,456	$–	$–	$–	$1,451,456
Total Borrowings					1,451,456
Gross amount of recognized liabilities for securities lending (collateral received)					$1,451,456

ALPS Medical Breakthroughs ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$9,210,717	$–	$–	$–	$9,210,717
Total Borrowings					9,210,717
Gross amount of recognized liabilities for securities lending (collateral received)					$9,210,717

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Clean Energy ETF	0.65%
ALPS Disruptive Technologies ETF	0.50%
ALPS Medical Breakthroughs ETF	0.50%

31 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$8,364,247	$8,647,381
ALPS Disruptive Technologies ETF	26,024,483	25,442,085
ALPS Medical Breakthroughs ETF	162,480,411	167,010,279

For the year or period ended November 30, 2019, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$77,600,538	$1,014,866
ALPS Disruptive Technologies ETF	21,602,578	6,363,315
ALPS Medical Breakthroughs ETF	23,075,929	71,154,753

For the year ended November 30, 2019, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Clean Energy ETF	$415,071
ALPS Disruptive Technologies ETF	570,671
ALPS Medical Breakthroughs ETF	23,280,327

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

32 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

6. RELATED PARTY TRANSACTIONS

The Funds engaged in cross trades between other funds in the Trust during the year ended November 30, 2019 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2019, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Clean Energy ETF	$–	$522,512	$46,376
ALPS Disruptive Technologies ETF	522,512	–	–
ALPS Medical Breakthroughs ETF	427,299	–	–

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ALPS ETF Trust

Additional Information	November 30, 2019 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q or as an exhibit to its report on Form N-PORT. Forms N-Q or N-PORT reports for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Forms N-Q or N-PORT reports will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2018:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Clean Energy ETF	100.00%	15.28%
ALPS Disruptive Technologies ETF	100.00%	76.16%
ALPS Medical Breakthroughs ETF	14.09%	0.00%

In early 2019, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2018 via Form 1099. The Funds will notify shareholders in early 2020 of amounts paid to them by the Fund, if any, during the calendar year 2019.

LICENSING AGREEMENT

ALPS Clean Energy ETF

CIBC NTC is the designer of the construction and methodology for the Underlying Index. “CIBC NTC” and “CIBC Atlas Clean Energy Index” are service marks or trademarks of the Index Provider. CIBC NTC acts as brand licensor for the Underlying Index and is not responsible for the descriptions of the Fund that appear herein.

The Fund is not sponsored by CIBC NTC or any of its affiliates. CIBC NTC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. CIBC NTC does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assumes no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. CIBC NTC has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. CIBC NTC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund. CIBC NTC makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. CIBC NTC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall CIBC NTC have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

All intellectual property rights in the Underlying Index vests in CIBC NTC.

34 | November 30, 2019

ALPS ETF Trust

Additional Information	November 30, 2019 (Unaudited)

The Underlying Index is the property of CIBC NTC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by CIBC NTC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to CIBC NTC with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CIBC NTC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Disruptive Technology ETF

The Indxx Disruptive Technologies Index (the “Underlying Index”) is a service mark of Indxx, LLC (“Indxx” or the “Index Provider”) and has been licensed for use for certain purposes by ALPS Advisors, Inc. The ALPS Disruptive Technologies ETF is not sponsored, endorsed, sold or promoted by Indxx and Indxx makes no representation regarding the advisability of investing in the ALPS Disruptive Technologies ETF.

The ALPS Disruptive Technologies ETF is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the ALPS Disruptive Technologies ETF or any member of the public regarding the advisability of investing in securities generally or in the ALPS Disruptive Technologies ETF particularly. Indxx has no obligation to take the needs of ALPS Advisors, Inc. or the shareholders of ALPS Disruptive Technologies ETF into consideration in determining, composing, or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the ALPS Disruptive Technologies ETF shares to be issued or in the determination or calculation of the equation by which the ALPS Disruptive Technologies ETF is to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the ALPS Disruptive Technologies ETF.

INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE INDEX(ES), TRADING BASED ON THE INDEX(ES), OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE PRODUCTS, OR FOR ANY OTHER USE. INDXX EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS, EXPRESS, STATUTORY, OR IMPLIED, EXCEPT AS SET FORTH IN THIS AGREEMENT. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, INDXX HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX(ES) OR ANY DATA INCLUDED THEREIN. INDXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

35 | November 30, 2019

ALPS ETF Trust

Additional Information	November 30, 2019 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Medical Breakthroughs ETF

The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor’s Custom Indexes serves as calculation agent for the Index. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, Inc. is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

36 | November 30, 2019

ALPS ETF Trust

Additional Information	November 30, 2019 (Unaudited)

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, Inc.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

37 | November 30, 2019

ALPS ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2019 (Unaudited)

At an in-person meeting held on June 3, 2019, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Clean Energy ETF (“ACES”), the ALPS Disruptive Technologies ETF (“DTEC”) and the ALPS Medical Breakthroughs ETF (“SBIO”) (each “a Fund” and collectively the “Funds”). The Independent Trustees also met separately to consider each Investment Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to each Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Independent Trustees reviewed information on the performance of each Fund and its applicable benchmark. The Independent Trustees also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on their review, the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Independent Trustees noted the following:

The gross management fee rate for each of SBIO and ACES is higher than the median of its FUSE expense group. The Funds’ respective net expense ratios, however, are (i) in the case of SBIO, lower than the median of its FUSE expense group and (ii) in the case of ACES, slightly above the median of its respective FUSE expense group.

The gross management fee rate for DTEC is lower than the median of its FUSE expense group. The Fund’s net expense ratio, however, is slightly lower than the median for its FUSE expense group.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds. The Independent Trustees reviewed and noted the relatively small sizes of the Funds and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew each Investment Advisory Agreement, the Independent Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

38 | November 30, 2019

ALPS ETF Trust

Trustees & Officers	November 30, 2019 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	33	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund) and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	33	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund.
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 – present; Board Member, Prosci Inc. (private business services) 2013 – 2016; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015 – present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for-profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	17	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

39 | November 30, 2019

ALPS ETF Trust

Trustees & Officers	November 30, 2019 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AFS”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke retired from ALPS in June 2019.	28	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (31 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Trustee is deemed an interested person of the Fund as defined under the 1940 Act.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

40 | November 30, 2019

ALPS ETF Trust

Trustees & Officers	November 30, 2019 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Bradley Swenson, 1972	President	Since June 2019	Mr. Swenson joined ALPS in 2004 and currently serves as President of AFS (since 2019) and also Chief Operating Officer of AFS (since 2015). He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust, Reaves Utility Income Fund and ALPS Series Trust. From 2004 – 2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson is registered with FINRA, holding a Series 6, 26 and 27.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula previously served as the Trust’s interim Chief Compliance Officer from September 2019 to December 2019. Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as Treasurer of Boulder Growth & Income Fund, Inc. and as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.
Richard C. Noyes, 1970	Secretary	Since September 2019	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of AFS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013 – 2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008 – 2013). Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

41 | November 30, 2019

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

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SS&C | ALPS ADVISORS

Annual Report

November 30, 2019

ALPS Sector Dividend Dogs ETF (NYSE ARCA: SDOG)

ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)

ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA: EDOG)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	10
Report of Independent
Registered Public Accounting Firm	11
Financial Statements
Schedule of Investments	12
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	22
Notes to Financial Statements	25
Additional Information	32
Board Considerations Regarding Approval of Investment Advisory Agreements	34
Trustees and Officers	35

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

The ALPS Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (the “Underlying Index”).

The Underlying Index is a rules based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500® Total Return Index (“SPX”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S&P 500® Total Return Index which offer the highest dividend yields.

Performance Overview

For the twelve-month period ended November 30, 2019, the Fund generated a total return of 7.26%, in-line with the Fund’s Underlying Index, net of fees, which returned 7.75%. The Fund underperformed the S&P 500® Total Return Index (the "S&P 500"), which returned 16.11% for the same period.

The trailing twelve month yield for the Fund’s underlying constituents as of November 30, 2019 was 4.46% vs. 1.85% for the S&P 500.

The S&P 500 Index returned 16.11% on a one year period as of November 30, 2019, finishing at an all-time high. The U.S. broad-based benchmark started 2019 on an optimistic note, returning 8.01% in January 2019 after a 9.03% decline in December 2018. In general, corporate earnings continued to meet expectations while economic data validated a continued, but volatile, bull market. Geopolitical tensions partly drove market volatility as the U.S. and China moved slowly towards "Phase One" of a trade agreement. In addition, U.S. presidential impeachment hearings also contributed to the market volatility. Despite the continued angst in the growth of political risks, U.S. markets saw both growth-styled and valued-styled stocks march higher. The U.S. Federal Reserve ("FED") started the year off with a hawkish overtone, increasing the federal funds rate to 2.5%. However, as the year progressed, a more neutral stance was taken as manufacturing data began to weaken globally and the FED lowered the overnight lending rates 3 times to promote the sustained growth in the economy. The FED overnight rate stands at 1.75%.

Compared to the S&P 500, the Fund saw a negative impact (-1.98%) from sector allocation effect for the period. This was largely driven by relative under-weighting in Information Technology (average weight for the period of 10.54% vs. 21.33% in S&P 500) and relative over-weight in Energy (average weight for the period of 9.82% vs. 5.00% in S&P 500); a result of the equal sector weight strategy. The Fund also saw a negative impact (-5.33%) from selection effect, as the constituents in Consumer Discretionary, Communication Services, and Consumer Staples underperformed. The Fund’s Utilities constituents exhibited the strongest positive contribution to overall selection effect for the period.

The best performing stocks in the Fund for the period were Leggett & Platt Inc. (LEG), which increased 54.38% and Western Union Co. (WU), which saw a gain of 49.34%. Qualcomm Inc. (QCOM), which rose 49.11%, and Johnson Controls International (JCI), which climbed 48.21%, were other top performers. The largest detractors were Macy’s (M), which decreased 52.12%, Occidental Petroleum Corp. (OXY), which fell 41.86%, and Helmerich & Payne (HP), which lost 30.83%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the GICS sectors (excluding Real Estate) in the S&P 500 will provide meaningfully higher yield relative to the S&P 500, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2019)

	1 Year	5 Year	Since Inception^
ALPS Sector Dividend Dogs ETF – NAV	7.26%	7.07%	12.39%
ALPS Sector Dividend Dogs ETF – Market Price*	7.33%	7.06%	12.40%
S-Network® Sector Dividend Dogs Total Return Index	7.75%	7.56%	12.92%
S&P 500® Total Return Index	16.11%	10.98%	14.27%

Total Expense Ratio (per the current prospectus) 0.40%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

1 | November 30, 2019

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2019 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 29, 2012.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Sector Dividend Dogs Total Return Index is designed to serve as a fair, impartial and transparent measure of the performance of US large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S&P 500® Index. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 500® Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping among other factors. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

2 | November 30, 2019

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2019 (Unaudited)

Top 10 Holdings* (as of November 30, 2019)

AbbVie, Inc.	2.43%
Leggett & Platt, Inc.	2.42%
Altria Group, Inc.	2.31%
Western Union Co.	2.25%
Bristol-Myers Squibb Co.	2.25%
Cardinal Health, Inc.	2.23%
Philip Morris International, Inc.	2.21%
CenturyLink, Inc.	2.19%
Cummins, Inc.	2.16%
PPL Corp.	2.15%
Total % of Top 10 Holdings	22.60%

Sector Allocation* (as of November 30, 2019)

Health Care	10.94%
Consumer Staples	10.46%
Utilities	10.10%
Communication Services	10.08%
Materials	10.04%
Consumer Discretionary	9.90%
Financials	9.86%
Information Technology	9.75%
Industrials	9.73%
Energy	9.09%
Money Market Fund	0.05%
Total	100.00%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2019)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2019

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

The ALPS International Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Net Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® International Developed Markets (ex-Americas) Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S-Net Developed Markets which offer the highest dividend yields.

Performance Overview

For the twelve-month period ended November 30, 2019, the Fund generated a total return of 11.79%, relatively in-line with the Fund’s Underlying Index, net of fees, which returned 12.28%. The Fund underperformed the MSCI EAFE® Net Total Return Index (MXEA) which returned 12.44% for the same period.

The trailing twelve month yield for the Fund’s constituents as of November 30, 2019 was 5.45% vs. 3.39% on the MSCI EAFE®.

Developed Markets (ex-U.S.), as represented by the MSCI EAFE Net Total Return Index, returned 12.44% on a one year period as of November 30, 2019. The strength of the U.S. Dollar relative to the Euro increased, which detracted from positive performance from a U.S. investor’s perspective.

Equity markets in the Eurozone were generally positive, despite Brexit-related headline risks. The change in leadership within U.K’s Conservative Party saw Boris Johnson voted in as Prime Minister, and was positively received by U.K. markets, with the FTSE 100 GBP Index returning 10.08% on the one year period as of November 30, 2019. The European Central Bank ("ECB") decreased the deposit facility rate by 0.10% in 2019, with the deposit rate currently sitting at -0.50% as of November 30, 2019. The ECB has indicated that it is not considering further decreases in the deposit rate. In Japan, domestic consumption remained sluggish, with consumption taxes currently standing at 10%. As manufacturing data continued to weaken globally, investors rotated into more defensive Japanese equities, which have more value characteristics. Japanese equities returned 5.87% on a one year period as of November 30, 2019, as seen in the MSCI Japan JPY Index.

Compared to the MSCI EAFE® Net Total Return Index, the Fund saw a slightly negative impact of -0.02% from sector allocation where a relative overweight in Energy (average weight for the period of 9.88% vs. 5.44% in MXEA) detracted from positive performance, a result of the equal sector weighting strategy. The Fund’s relative underweight to the Financials sector (average weight for the period of 9.73% vs. 18.97% in MXEA) contributed to positive performance. The Fund also saw relative outperformance 1.47% attributed to selection effect.

From a geographical perspective, the highest contribution to return was attributed to holdings based in Japan. The Fund’s performance was adversely impacted by holdings based in Denmark. Overall, currency effect lowered the overall performance of the Fund by roughly -1.31%.

The best performing stock for the period was Tokyo Electron Ltd. (8035 JP), which returned 52.53% for the Fund. The worst performing stock was Nokia OYJ (NOKIA FH), which returned -34.25% for the Fund.

Looking forward, we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Network Developed Markets (Ex N.A.) Index will provide high yield relative to the MSCI EAFE® Net Total Return Index, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2019)

	1 Year	5 Year	Since Inception^
ALPS International Sector Dividend Dogs ETF – NAV	11.79%	3.71%	5.10%
ALPS International Sector Dividend Dogs ETF – Market Price*	11.49%	3.66%	5.08%
S-Network® International Sector Dividend Dogs Net Total Return Index	12.28%	4.12%	5.50%
MSCI EAFE® Net Total Return Index	12.44%	4.26%	5.75%
Morningstar® Developed Markets ex-North America Net Total Return Index**	12.28%	4.56%	5.96%

Total Expense Ratio (per the current prospectus) 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

4 | November 30, 2019

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2019 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 28, 2013.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

**	Effective December 13, 2019, the Fund replaced the MSCI EAFE Net Total Return Index as the Fund’s secondary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new secondary benchmark, the Morningstar Developed Markets ex-North America Net Total Return Index, closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

The S-Network® International Sector Dividend Dogs Net Total Return Index is designed to serve as a fair, impartial and transparent measure of the performance of international large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S-Net International Developed Markets Index (ex-Americas) Index. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

MSCI EAFE® Net Total Return Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

Morningstar® Developed Markets ex-North America Net Total Return Index measures the performance of companies in developed markets ex-North America. It covers approximately 97% of the full market capitalization in the Developed Markets ex-North America.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS International Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

5 | November 30, 2019

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2019 (Unaudited)

Top 10 Holdings* (as of November 30, 2019)

Takeda Pharmaceutical Co., Ltd.	2.28%
BT Group PLC	2.27%
SSE PLC	2.23%
UPM-Kymmene Oyj	2.20%
Roche Holding AG	2.19%
GlaxoSmithKline PLC	2.17%
Telefonica Deutschland Holding AG	2.15%
Mowi ASA	2.14%
Woodside Petroleum, Ltd.	2.12%
Kyocera Corp.	2.12%
Total % of Top 10 Holdings	21.87%

Sector Allocation* (as of November 30, 2019)

Health Care	10.68%
Utilities	10.45%
Communication Services	10.37%
Industrials	10.21%
Materials	10.10%
Consumer Staples	9.99%
Energy	9.93%
Consumer Discretionary	9.70%
Information Technology	9.55%
Financials	8.79%
Money Market Fund	0.23%
Total	100.00%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2019)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2019

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

The ALPS Emerging Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Net Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S-Network® Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

Performance Overview

For the twelve-month period ended November 30, 2019, the Fund generated a total return of 2.67%, relatively in-line with the Fund’s Underlying Index, net of fees, which returned 3.42%. The Fund underperformed the MSCI Emerging Markets Net Total Return Index® (the "MSCI EM®."), which returned 7.28% for the same period.

The trailing twelve month yield for the Fund’s constituents as of November 30, 2019 was 5.42% vs. 2.75% on the MSCI EM®.

From a macroeconomic perspective, the U.S. - China trade war continued to drive emerging market performance in 2019. Emerging markets recovered in the first quarter of 2019, led by China, the U.S. Federal Reserve’s dovish comments, and the U.S. decision (at the time) to suspend tariff hikes. Bouts of volatility in the U.S. – China trade talks followed the initial sense of optimism causing emerging market equities to fluctuate for the remainder of the year, especially in Southeast Asian countries. The U.S. and China ultimately announced further tariff increases on each other’s goods, with U.S. Treasury officials labeling China a currency manipulator. The trade war also caused China’s economy to continue to slow. Chinese industrial production growth declined as businesses shifted to Southeast Asian countries. Late in 2019, the U.S. and China made progress towards a “Phase One” trade deal which boosted emerging market equities. Due to a strong U.S. dollar, a number of markets sensitive to U.S. dollar strength lagged, most notably in Latin America and South Africa. Political unrest also took center stage last year in Hong Kong, and many countries in Latin America, rattling markets. In Brazil, markets gained in 2019 after the government announced its long awaited reform to its pension system and its central bank eased its stance on the Brazilian Real. Turkey outperformed broad emerging market indices in the period following interest rate cuts by its central bank and the lifting of U.S. sanctions late in 2019. Russian markets saw large outperformance as the U.S. lifted sanctions on a number of Russian companies and did not impose any further sanctions in 2019 providing a tailwind for markets.

Compared to the MSCI EM®, the Fund saw a negative impact (-2.49%) from sector allocation effect which was largely driven by the relative overweight in Healthcare (average weight for the period of 10.05% vs. 2.69% in MSCI EM) and a relative underweight to Information Technology over the one year period (average weight for the period of 9.83% vs. 14.53% in MSCI EM), a result of the equal sector weighting strategy. The Fund also saw a negative impact (-0.94%) due to selection effect, as the constituents in Information Technology and Consumer Discretionary were leading detractors, while constituents in Industrials and Health Care propped up Fund performance.

From a geographical perspective, the highest contribution to return was attributed by holdings based in Russia. The Fund’s performance was adversely impacted by holdings based in South Africa. Overall, the currency effect lowered the overall performance of the Fund by roughly 0.24%.

The best performing stocks for the period were Zoom Lion Heavy Industry (1157 HK), which increased 112.74%, Thai Beverage PCL (THBEV SP), which returned 55.05%, and Livzon Pharmaceutical Group Inc. (1513 HK), which rose 45.68%. The worst performing stocks were PT Bukit Asam TBK (PTBA IJ), which lost 34.62%, Alfa, S.A.B. de C.V. (ALFAA MM), which fell 28.47%; and Vedanta Limited (VEDL), which decreased 27.03%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Network Emerging Markets Index will provide high yield relative to the MSCI Emerging Markets Index®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2019)

	1 Year	5 Year	Since Inception^
ALPS Emerging Sector Dividend Dogs ETF – NAV	2.67%	-1.06%	0.57%
ALPS Emerging Sector Dividend Dogs ETF – Market Price*	2.57%	-1.15%	0.50%
S-Network® Emerging Sector Dividend Dogs Net Total Return Index	3.42%	-0.23%	1.40%
MSCI Emerging Markets Net Total Return Index®	7.28%	3.12%	3.64%
Morningstar® Emerging Markets Net Total Return Index**	8.23%	3.53%	4.10%

7 | November 30, 2019

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2019 (Unaudited)

Total Expense Ratio (per the current prospectus) 0.60%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was March 28, 2014.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

**	Effective December 13, 2019, the Fund replaced the MSCI Emerging Markets Net Total Return Index as the Fund’s secondary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new secondary benchmark, the Morningstar Emerging Markets Net Total Return Index, closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

The S-Network® Emerging Sector Dividend Dogs Net Total Return Index is a portfolio of stocks derived from a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets Index” “SNEMX”). The index methodology selects the five stocks in each of the GICS sectors, excluding the real estate sector, that make up the universe which offer the highest dividend yields as of the last trading day of November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted. The universe includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income (certain lower middle income countries are also included, as well as stocks traded on the Taiwan Stock Exchange despite non-recognition by the World Bank). The selection criteria for the universe, in addition to the aforementioned country qualifications, also include requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The MSCI Emerging Markets Net Total Return Index® is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Morningstar® Emerging Markets Net Total Return Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Emerging Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

8 | November 30, 2019

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2019 (Unaudited)

Top 10 Holdings* (as of November 30, 2019)

Richter Gedeon Nyrt	2.44%
Netcare, Ltd.	2.38%
Mobile TeleSystems PJSC	2.36%
Eregli Demir ve Celik Fabrikalari TAS	2.30%
Grupo Mexico SAB de CV	2.29%
MMC Norilsk Nickel PJSC	2.21%
Livzon Pharmaceutical Group, Inc.	2.19%
Dr Reddy's Laboratories, Ltd.	2.16%
MISC Bhd	2.16%
Grupo Aeroportuario del Pacifico SAB de CV	2.16%
Total % of Top 10 Holdings	22.65%

Sector Allocation* (as of November 30, 2019)

Health Care	11.03%
Materials	10.61%
Industrials	10.11%
Consumer Discretionary	10.06%
Communication Services	9.98%
Consumer Staples	9.78%
Financials	9.67%
Utilities	9.59%
Information Technology	9.56%
Energy	9.43%
Money Market Fund	0.18%
Total	100.00%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2019)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2019

ALPS ETF Trust

Disclosure of Fund Expenses	November 30, 2019 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2019.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expense Ratio(a)	Expenses Paid During Period 6/1/19 - 11/30/19(b)
ALPS Sector Dividend Dogs ETF
Actual	$1,000.00	$1,153.20	0.40%	$2.16
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.40%	$2.03

ALPS International Sector Dividend Dogs ETF
Actual	$1,000.00	$1,095.60	0.50%	$2.63
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

ALPS Emerging Sector Dividend Dogs ETF
Actual	$1,000.00	$1,021.80	0.60%	$3.04
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04

(a)	Annualized based on the Fund's most recent half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

10 | November 30, 2019

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF (the “Funds”), three of the funds constituting the ALPS ETF Trust, as of November 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, and ALPS Emerging Sector Dividend Dogs ETF of ALPS ETF Trust as of November 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2020

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

11 | November 30, 2019

ALPS Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
COMMON STOCKS (99.55%)
Communication Services (10.04%)
AT&T, Inc.	896,668	$33,517,450
CenturyLink, Inc.	2,633,433	38,158,444
Interpublic Group of Cos., Inc.	1,603,995	35,929,488
Omnicom Group, Inc.	424,315	33,724,556
Verizon Communications, Inc.	565,783	34,082,768
Total Communication Services		175,412,706

Consumer Discretionary (9.86%)
Ford Motor Co.	3,617,222	32,772,032
General Motors Co.	874,856	31,494,816
Leggett & Platt, Inc.	806,337	42,187,552
Macy's, Inc.	1,983,210	30,382,777
Newell Brands, Inc.	1,845,396	35,468,511
Total Consumer Discretionary		172,305,688

Consumer Staples (10.42%)
Altria Group, Inc.	809,108	40,212,667
Campbell Soup Co.	734,407	34,201,334
General Mills, Inc.	629,405	33,559,875
Kraft Heinz Co.	1,161,856	35,436,608
Philip Morris International, Inc.	464,626	38,531,434
Total Consumer Staples		181,941,918

Energy (9.06%)
Helmerich & Payne, Inc.	824,278	32,583,709
Occidental Petroleum Corp.	753,632	29,067,586
ONEOK, Inc.	456,364	32,424,662
Schlumberger, Ltd.	908,496	32,887,555
Williams Cos., Inc.	1,376,152	31,266,174
Total Energy		158,229,686

Financials (9.82%)
Invesco, Ltd.	1,953,431	34,302,248
MetLife, Inc.	702,875	35,080,491
People's United Financial, Inc.	2,082,494	34,361,151
Principal Financial Group, Inc.	586,445	32,313,120
Prudential Financial, Inc.	379,332	35,513,062
Total Financials		171,570,072

Health Care (10.89%)
AbbVie, Inc.	481,372	42,230,765
Bristol-Myers Squibb Co.	686,807	39,106,791
Cardinal Health, Inc.	705,067	38,799,837
Gilead Sciences, Inc.	511,142	34,369,188
Pfizer, Inc.	925,940	35,667,209
Total Health Care		190,173,790

Industrials (9.69%)
Cummins, Inc.	205,569	37,590,347
Eaton Corp. PLC	388,403	35,927,277
Security Description	Shares	Value
Industrials (continued)
Johnson Controls International PLC	771,541	$33,045,101
Nielsen Holdings PLC	1,513,116	29,581,418
United Parcel Service, Inc., Class B	276,594	33,116,600
Total Industrials		169,260,743

Information Technology (9.71%)
International Business Machines Corp.	236,215	31,759,107
QUALCOMM, Inc.	432,897	36,168,544
Seagate Technology PLC	604,626	36,084,080
Western Digital Corp.	526,209	26,484,099
Western Union Co.	1,455,152	39,114,486
Total Information Technology		169,610,316

Materials (10.00%)
CF Industries Holdings, Inc.	679,278	31,389,436
International Paper Co.	794,125	36,799,752
LyondellBasell Industries NV, Class A	393,477	36,412,362
Packaging Corp. of America	313,239	35,051,444
Westrock Co.	867,729	34,995,511
Total Materials		174,648,505

Utilities (10.06%)
Dominion Resources, Inc.	432,266	35,925,627
Edison International	471,794	32,600,965
Entergy Corp.	299,012	34,802,007
PPL Corp.	1,099,654	37,421,226
Southern Co.	564,443	34,989,822
Total Utilities		175,739,647

TOTAL COMMON STOCKS
(Cost $1,691,095,331)		1,738,893,071

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.05%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	1.56%	885,125	885,125
TOTAL SHORT TERM INVESTMENTS
(Cost $885,125)			885,125

TOTAL INVESTMENTS (99.60%)
(Cost $1,691,980,456)			$1,739,778,196
OTHER ASSETS IN EXCESS OF LIABILITIES (0.40%)			7,006,284
NET ASSETS - 100.00%			$1,746,784,480

See Notes to Financial Statements.

12 | November 30, 2019

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
COMMON STOCKS (99.08%)
Australia (18.88%)
Australia & New Zealand Banking Group, Ltd.	225,331	$3,785,948
BHP Group, Ltd.	169,062	4,371,721
Commonwealth Bank of Australia	76,394	4,176,190
National Australia Bank, Ltd.	215,234	3,769,165
Rio Tinto, Ltd.	67,288	4,410,254
South32, Ltd.	2,227,325	4,067,706
Telstra Corp., Ltd.	1,738,744	4,539,679
Wesfarmers, Ltd.	159,349	4,566,779
Westpac Banking Corp.	211,402	3,506,160
Woodside Petroleum, Ltd.	200,251	4,674,356
Total Australia		41,867,958

Finland (7.37%)
Fortum Oyj	187,424	4,417,095
Nokia Oyj	832,406	2,945,397
Nordea Bank Abp	582,865	4,128,476
UPM-Kymmene Oyj	145,146	4,848,808
Total Finland		16,339,776

France (6.12%)
Bouygues SA	109,844	4,487,628
Engie SA	285,214	4,512,591
Sanofi	49,044	4,566,618
Total France		13,566,837

Germany (8.23%)
Bayer AG	57,120	4,323,602
Daimler AG	80,091	4,518,085
Deutsche Post AG	125,004	4,660,741
Telefonica Deutschland Holding AG	1,552,183	4,738,929
Total Germany		18,241,357

Hong Kong (3.95%)
Sands China, Ltd.	868,200	4,103,549
WH Group, Ltd.(a)(b)	4,539,500	4,662,321
Total Hong Kong		8,765,870

Italy (1.89%)
Eni SpA	277,658	4,195,416

Japan (16.28%)
Canon, Inc.(c)	158,163	4,379,765
Hitachi, Ltd.	112,300	4,413,179
Japan Tobacco, Inc.	199,100	4,538,978
Kyocera Corp.	68,600	4,668,838
Mitsui & Co., Ltd.	253,100	4,486,268
Subaru Corp.	151,500	3,968,879
Takeda Pharmaceutical Co., Ltd.	123,200	5,016,048
Tokyo Electron, Ltd.	22,400	4,626,576
Total Japan		36,098,531
Security Description	Shares	Value
Netherlands (1.96%)
Royal Dutch Shell PLC, Class A	151,800	$4,348,564

Norway (2.13%)
Mowi ASA	190,353	4,719,189

Portugal (2.08%)
EDP - Energias de Portugal SA	1,141,194	4,614,517

Spain (5.99%)
Aena SME SA(a)(b)	23,738	4,359,939
Endesa SA	166,735	4,533,908
Repsol SA	278,821	4,389,938
Total Spain		13,283,785

Sweden (1.90%)
Hennes & Mauritz AB, Class B	218,033	4,208,411

Switzerland (2.17%)
Roche Holding AG	15,638	4,820,837

United Kingdom (20.13%)
Anglo American PLC	173,598	4,549,757
BAE Systems PLC	606,267	4,495,920
BP PLC	685,348	4,256,280
British American Tobacco PLC	116,348	4,604,445
BT Group PLC	2,016,709	4,996,259
GlaxoSmithKline PLC	210,777	4,781,341
Imperial Brands PLC	158,354	3,488,122
SSE PLC	292,039	4,909,996
Vodafone Group PLC	2,141,283	4,247,008
WPP PLC	332,059	4,296,643
Total United Kingdom		44,625,771

TOTAL COMMON STOCKS
(Cost $220,694,790)		219,696,819

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.23%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	1.56%	507,169	507,169
TOTAL SHORT TERM INVESTMENTS
(Cost $507,169)			507,169

TOTAL INVESTMENTS (99.31%)
(Cost $221,201,959)			$220,203,988
OTHER ASSETS IN EXCESS OF LIABILITIES (0.69%)			1,537,070
NET ASSETS - 100.00%			$221,741,058

13 | November 30, 2019

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2019

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $9,022,260, representing 4.07% of net assets.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2019, the market value of those securities was $9,022,260 representing 4.07% of net assets.
(c)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $3,938,729.

See Notes to Financial Statements.

14 | November 30, 2019

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
COMMON STOCKS (99.67%)
Brazil (8.05%)
BB Seguridade Participacoes SA	72,106	$586,733
Cielo SA	318,022	585,911
Cogna Educacao	226,690	548,828
Engie Brasil Energia SA	55,180	609,577
Total Brazil		2,331,049

Chile (1.50%)
Aguas Andinas SA, Class A	1,058,658	433,342

China (9.65%)
China Huarong Asset Management Co., Ltd., Class H(a)(b)	3,472,000	505,618
China Petroleum & Chemical Corp., ADR	9,458	528,229
Lenovo Group, Ltd.	828,000	546,838
Livzon Pharmaceutical Group, Inc., Class H	215,730	633,836
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	817,400	578,472
Total China		2,792,993

Colombia (1.98%)
Grupo Energia Bogota SA ESP	919,017	573,558

Czech Republic (2.03%)
CEZ AS	26,594	588,915

Hungary (2.44%)
Richter Gedeon Nyrt	36,795	704,777

India (7.82%)
Dr Reddy's Laboratories, Ltd., ADR	15,349	625,011
Infosys, Ltd., Sponsored ADR	50,443	495,855
Vedanta, Ltd., ADR	70,308	565,979
Wipro, Ltd., ADR	158,690	576,045
Total India		2,262,890

Indonesia (9.70%)
Adaro Energy Tbk PT	6,038,500	526,576
Astra International Tbk PT	1,229,900	566,774
Bukit Asam Tbk PT	3,242,900	556,386
Indofood Sukses Makmur Tbk PT	1,106,800	623,826
Kalbe Farma Tbk PT	4,941,000	534,209
Total Indonesia		2,807,771

Malaysia (10.13%)
Genting Bhd	424,000	591,864
Genting Malaysia Bhd	768,600	577,853
MISC Bhd	320,100	624,642
Sime Darby Bhd	1,057,700	569,813
Security Description	Shares	Value
Malaysia (continued)
Tenaga Nasional Bhd	179,700	$566,228
Total Malaysia		2,930,400

Mexico (7.95%)
Alfa Sab De Cv	667,182	523,587
Grupo Aeroportuario del Pacifico SAB de CV, ADR	6,168	624,078
Grupo Lala SAB de CV	501,144	493,399
Grupo Mexico SAB de CV, Series B	253,148	660,662
Total Mexico		2,301,726

Philippines (1.87%)
PLDT, Inc.	25,595	541,467

Poland (4.09%)
Bank Polska Kasa Opieki SA	21,615	578,564
Powszechny Zaklad Ubezpieczen SA	61,239	605,305
Total Poland		1,183,869

Russia (8.31%)
MMC Norilsk Nickel PJSC, ADR	24,323	638,479
Mobile TeleSystems PJSC, Sponsored ADR	72,213	681,691
Severstal PJSC, GDR(b)	38,109	535,431
X5 Retail Group NV, GDR(b)	16,536	548,995
Total Russia		2,404,596

South Africa (10.03%)
Absa Group, Ltd.	51,797	520,639
AVI, Ltd.	97,573	578,292
MTN Group, Ltd.	85,269	537,613
Netcare, Ltd.	503,743	687,680
Vodacom Group, Ltd.	69,929	578,124
Total South Africa		2,902,348

Thailand (7.85%)
Delta Electronics Thailand PCL	364,124	560,330
Intouch Holdings PCL, NVDR	279,700	543,803
Thai Beverage PCL	897,300	583,940
Thai Oil PCL	256,000	584,562
Total Thailand		2,272,635

Turkey (6.27%)
Eregli Demir ve Celik Fabrikalari TAS	476,421	664,475
Ford Otomotiv Sanayi AS	55,870	619,887
Tupras Turkiye Petrol Rafinerileri AS	24,558	529,148
Total Turkey		1,813,510

TOTAL COMMON STOCKS
(Cost $30,330,432)		28,845,846

15 | November 30, 2019

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2019

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.19%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	1.56%	53,238	$53,238
TOTAL SHORT TERM INVESTMENTS
(Cost $53,238)			53,238

TOTAL INVESTMENTS (99.86%)
(Cost $30,383,670)			$28,899,084
OTHER ASSETS IN EXCESS OF LIABILITIES (0.14%)			41,668
NET ASSETS - 100.00%			$28,940,752

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $505,618, representing 1.75% of net assets.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2019, the market value of those securities was $1,590,044 representing 5.49% of net assets.

See Notes to Financial Statements.

16 | November 30, 2019

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2019

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF
ASSETS:
Investments, at value	$1,739,778,196	$220,203,988	$28,899,084
Foreign currency, at value (Cost $–, $42,343 and $9,585)	–	42,343	9,566
Foreign tax reclaims	–	456,873	4,539
Dividends receivable	7,581,380	1,128,952	42,087
Total Assets	1,747,359,576	221,832,156	28,955,276

LIABILITIES:
Payable to adviser	575,096	91,098	14,524
Total Liabilities	575,096	91,098	14,524
NET ASSETS	$1,746,784,480	$221,741,058	$28,940,752

NET ASSETS CONSIST OF:
Paid-in capital	$1,873,230,940	$265,884,377	$38,451,769
Total Distributable earnings	(126,446,460)	(44,143,319)	(9,511,017)
NET ASSETS	$1,746,784,480	$221,741,058	$28,940,752

INVESTMENTS, AT COST	$1,691,980,456	$221,201,959	$30,383,670

PRICING OF SHARES:
Net Assets	$1,746,784,480	$221,741,058	$28,940,752
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	38,159,141	8,250,000	1,400,000
Net Asset Value, offering and redemption price per share	$45.78	$26.88	$20.67

See Notes to Financial Statements.

17 | November 30, 2019

ALPS ETF Trust

Statements of Operations	For the Year Ended November 30, 2019

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF
INVESTMENT INCOME:
Dividends*	$80,614,255	$13,047,319	$1,522,850
Securities Lending Income	–	8,538	1,630
Total Investment Income	80,614,255	13,055,857	1,524,480

EXPENSES:
Investment adviser fees	7,372,762	1,266,457	192,088
Total Expenses	7,372,762	1,266,457	192,088
NET INVESTMENT INCOME	73,241,493	11,789,400	1,332,392

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(29,760,791)	(20,773,999)	(3,318,580)
Net realized loss on foreign currency transactions	–	(91,193)	(39,378)
Total net realized loss	(29,760,791)	(20,865,192)	(3,357,958)
Net change in unrealized appreciation on investments	59,917,242	34,530,500	2,765,337
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	–	(16,184)	(1,398)
Total net change in unrealized appreciation	59,917,242	34,514,316	2,763,939
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	30,156,451	13,649,124	(594,019)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,397,944	$25,438,524	$738,373
*Net of foreign tax withholding:	$–	$1,034,352	$172,683

See Notes to Financial Statements.

18 | November 30, 2019

ALPS Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
OPERATIONS:
Net investment income	$73,241,493	$77,375,612
Net realized gain/(loss)	(29,760,791)	206,685,007
Net change in unrealized appreciation/(depreciation)	59,917,242	(272,966,359)
Net increase in net assets resulting from operations	103,397,944	11,094,260

Net Equalization Credits	2,780,661	2,185,761

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(66,976,075)	(80,000,025)
Total distributions	(66,976,075)	(80,000,025)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	6,339,997	565,538,675
Cost of shares redeemed	(462,685,894)	(652,128,952)
Net income equalization (Note 2)	(2,780,661)	(2,185,761)
Net decrease from share transactions	(459,126,558)	(88,776,038)
Net decrease in net assets	(419,924,028)	(155,496,042)

NET ASSETS:
Beginning of period	2,166,708,508	2,322,204,550
End of period	$1,746,784,480	$2,166,708,508

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	48,959,141	50,909,141
Shares sold	150,000	12,350,000
Shares redeemed	(10,950,000)	(14,300,000)
Shares outstanding, end of period	38,159,141	48,959,141

See Notes to Financial Statements.

19 | November 30, 2019

ALPS International Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
OPERATIONS:
Net investment income	$11,789,400	$13,792,452
Net realized gain/(loss)	(20,865,192)	25,890,526
Net change in unrealized appreciation/(depreciation)	34,514,316	(63,610,558)
Net increase/(decrease) in net assets resulting from operations	25,438,524	(23,927,580)

Net Equalization Credits	364,051	584,886

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(11,551,790)	(13,263,685)
Total distributions	(11,551,790)	(13,263,685)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	10,544,878	92,142,123
Cost of shares redeemed	(88,017,701)	(118,807,393)
Net income equalization (Note 2)	(364,051)	(584,886)
Net decrease from share transactions	(77,836,874)	(27,250,156)
Net decrease in net assets	(63,586,089)	(63,856,535)

NET ASSETS:
Beginning of period	285,327,147	349,183,682
End of period	$221,741,058	$285,327,147

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	11,350,000	12,350,000
Shares sold	400,000	3,250,000
Shares redeemed	(3,500,000)	(4,250,000)
Shares outstanding, end of period	8,250,000	11,350,000

See Notes to Financial Statements.

20 | November 30, 2019

ALPS Emerging Sector Dividend Dogs ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
OPERATIONS:
Net investment income	$1,332,392	$1,712,483
Net realized gain/(loss)	(3,357,958)	683,042
Net change in unrealized appreciation/(depreciation)	2,763,939	(6,852,091)
Net increase/(decrease) in net assets resulting from operations	738,373	(4,456,566)

Net Equalization Credits	18,601	181,291

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,883,340)	(1,535,255)
Total distributions	(1,883,340)	(1,535,255)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	18,738,927
Cost of shares redeemed	(5,114,874)	(24,902,706)
Net income equalization (Note 2)	(18,601)	(181,291)
Net decrease from share transactions	(5,133,475)	(6,345,070)
Net decrease in net assets	(6,259,841)	(12,155,600)

NET ASSETS:
Beginning of period	35,200,593	47,356,193
End of period	$28,940,752	$35,200,593

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,650,000	1,950,000
Shares sold	–	750,000
Shares redeemed	(250,000)	(1,050,000)
Shares outstanding, end of period	1,400,000	1,650,000

See Notes to Financial Statements.

21 | November 30, 2019

ALPS Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$44.26	$45.61	$42.29	$36.23	$38.80

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	1.71	1.54	1.40	1.26	1.21
Net realized and unrealized gain/(loss)	1.34	(1.31)	3.39	6.15	(2.47)
Total from investment operations	3.05	0.23	4.79	7.41	(1.26)

DISTRIBUTIONS:
From net investment income	(1.53)	(1.58)	(1.42)	(1.34)	(1.31)
Tax return of capital	–	–	(0.05)	(0.01)	–
Total distributions	(1.53)	(1.58)	(1.47)	(1.35)	(1.31)

Net increase/(decrease) in net asset value	1.52	(1.35)	3.32	6.06	(2.57)
NET ASSET VALUE, END OF PERIOD	$45.78	$44.26	$45.61	$42.29	$36.23
TOTAL RETURN(b)	7.26%	0.51%	11.59%	20.86%	(3.21)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,746,784	$2,166,709	$2,322,205	$1,702,405	$1,014,899

Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.97%	3.40%	3.24%	3.23%	3.25%
Portfolio turnover rate(c)	55%	61%	48%	49%	55%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.06	$0.04	$0.03	$0.06	$0.06

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

22 | November 30, 2019

ALPS International Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$25.14	$28.27	$22.84	$24.25	$27.33

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.20	1.15	0.94	1.00	1.06
Net realized and unrealized gain/(loss)	1.69	(3.19)	5.41	(1.47)	(3.13)
Total from investment operations	2.89	(2.04)	6.35	(0.47)	(2.07)

DISTRIBUTIONS:
From net investment income	(1.15)	(1.09)	(0.92)	(0.94)	(0.99)
Tax return of capital	–	–	–	–	(0.02)
Total distributions	(1.15)	(1.09)	(0.92)	(0.94)	(1.01)

Net increase/(decrease) in net asset value	1.74	(3.13)	5.43	(1.41)	(3.08)
NET ASSET VALUE, END OF PERIOD	$26.88	$25.14	$28.27	$22.84	$24.25
TOTAL RETURN(b)	11.79%	(7.47)%	28.21%	(1.95)%	(7.76)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$221,741	$285,327	$349,184	$161,042	$135,778

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.65%	4.16%	3.55%	4.28%	4.05%
Portfolio turnover rate(c)	58%	72%	37%	47%	67%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.04	$0.05	$0.12	$0.09	$0.05

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

23 | November 30, 2019

ALPS Emerging Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$21.33	$24.29	$21.17	$20.78	$26.57

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.89	0.91	0.80	0.67	1.26
Net realized and unrealized gain/(loss)	(0.33)	(3.02)	3.06	0.39	(6.15)
Total from investment operations	0.56	(2.11)	3.86	1.06	(4.89)

DISTRIBUTIONS:
From net investment income	(1.22)	(0.85)	(0.74)	(0.67)	(0.90)
Total distributions	(1.22)	(0.85)	(0.74)	(0.67)	(0.90)

Net increase/(decrease) in net asset value	(0.66)	(2.96)	3.12	0.39	(5.79)
NET ASSET VALUE, END OF PERIOD	$20.67	$21.33	$24.29	$21.17	$20.78
TOTAL RETURN(b)	2.67%	(8.76)%	18.37%	5.10%	(18.66)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$28,941	$35,201	$47,356	$19,057	$9,349

Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	4.16%	3.88%	3.33%	3.11%	5.34%
Portfolio turnover rate(c)	83%	85%	42%	68%	96%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.01	$0.10	$0.05	$0.36	$0.03

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

24 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2019, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF (each a “Fund” and collectively, the “Funds”). Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the ALPS Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index. The investment objective of the ALPS International Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index. The investment objective of the ALPS Emerging Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index.

The shares of the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

25 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments at November 30, 2019:

ALPS Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$1,738,893,071	$–	$–	$1,738,893,071
Short Term Investments	885,125	–	–	885,125
Total	$1,739,778,196	$–	$–	$1,739,778,196

ALPS International Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$219,696,819	$–	$–	$219,696,819
Short Term Investments	507,169	–	–	507,169
Total	$220,203,988	$–	$–	$220,203,988

26 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

ALPS Emerging Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$–	$–	$–	$–
Thailand	1,688,695	583,940	–	2,272,635
Other*	26,573,211	–	–	26,573,211
Short Term Investments	53,238	–	–	53,238
Total	$28,315,144	$583,940	$–	$28,899,084

*	For a detailed sector/country breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

C. Foreign Securities

The ALPS International Sector Dividend Dogs ETF and the ALPS Emerging Sector Dividend Dogs ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including any amortization of premiums and accretion of discounts.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Equalization

The ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF utilize the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Funds’ shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Funds’ shares. Amounts related to Equalization can be found on the Statement of Changes in Net Assets.

H. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

27 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

For the year ended November 30, 2019, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS Sector Dividend Dogs ETF	$38,778,100	$(38,778,100)
ALPS International Sector Dividend Dogs ETF	3,382,704	(3,382,704)
ALPS Emerging Sector Dividend Dogs ETF	84,513	(84,513)

The tax character of the distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

Fund	Ordinary Income
November 30, 2019
ALPS Sector Dividend Dogs ETF	$66,976,075
ALPS International Sector Dividend Dogs ETF	11,551,790
ALPS Emerging Sector Dividend Dogs ETF	1,883,340

Fund	Ordinary Income
November 30, 2018
ALPS Sector Dividend Dogs ETF	$80,000,025
ALPS International Sector Dividend Dogs ETF	13,263,685
ALPS Emerging Sector Dividend Dogs ETF	1,535,255

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2019, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Sector Dividend Dogs ETF	$2,169,732	$173,041,937
ALPS International Sector Dividend Dogs ETF	8,275,625	35,798,889
ALPS Emerging Sector Dividend Dogs ETF	1,412,622	6,268,339

As of November 30, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Net unrealized appreciation/ (depreciation) on investments	Total
ALPS Sector Dividend Dogs ETF	$6,437,764	$(175,211,669)	$42,327,445	$(126,446,460)
ALPS International Sector Dividend Dogs ETF	3,456,697	(44,074,514)	(3,525,502)	(44,143,319)
ALPS Emerging Sector Dividend Dogs ETF	178,037	(7,680,961)	(2,008,093)	(9,511,017)

28 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

As of November 30, 2019, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS Sector Dividend Dogs ETF	$210,981,985	$(168,654,540)	$–	$42,327,445	$1,697,450,751
ALPS International Sector Dividend Dogs ETF	19,126,688	(22,625,923)	(26,267)	(3,525,502)	223,703,223
ALPS Emerging Sector Dividend Dogs ETF	1,643,682	(3,651,824)	49	(2,008,093)	30,907,226

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and PFIC adjustments.

I. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2019, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

J. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2019:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS International Sector Dividend Dogs ETF	$3,938,729	$–	$4,212,975	$4,212,975

29 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.40%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$1,019,052,160	$1,009,166,740
ALPS International Sector Dividend Dogs ETF	145,734,077	145,098,462
ALPS Emerging Sector Dividend Dogs ETF	26,388,609	27,934,252

For the year ended November 30, 2019, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$6,339,744	$462,478,963
ALPS International Sector Dividend Dogs ETF	10,540,689	88,104,687
ALPS Emerging Sector Dividend Dogs ETF	–	4,071,571

30 | November 30, 2019

ALPS ETF Trust

Notes to Financial Statements	November 30, 2019

For the year ended November 30, 2019, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Sector Dividend Dogs ETF	$42,294,129
ALPS International Sector Dividend Dogs ETF	4,261,658
ALPS Emerging Sector Dividend Dogs ETF	151,908

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS Sector Dvidend Dogs ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2019 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2019, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Sector Dividend Dogs ETF	$1,411,479	$1,442,537	$59,717

31 | November 30, 2019

ALPS ETF Trust

Additional Information	November 30, 2019 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q or as an exhibit to its report on Form N-PORT. Form N-Q or N-PORT reports for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q or N-PORT reports will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

TAX INFORMATION (UNAUDITED)

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2018:

	QDI	DRD
ALPS Sector Dividend Dogs ETF	100.00%	93.21%
ALPS International Sector Dividend Dogs ETF	100.00%	0.00%
ALPS Emerging Sector Dividend Dogs ETF	73.64%	0.00%

In early 2019, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2018 via Form 1099. The Funds will notify shareholders in early 2020 of amounts paid to them by the Funds, if any, during the calendar year 2019.

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designated the following for the calendar year ended December 31, 2019:

	Foreign Taxes Paid	Foreign Source Income
ALPS International Sector Dividend Dogs ETF	$875,478	$14,021,730
ALPS Emerging Sector Dividend Dogs ETF	$158,659	$1,737,681

LICENSING AGREEMENTS

ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, and ALPS Emerging Sector Dividend Dogs ETF

The Funds are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the Adviser or each Fund is the licensing of certain service marks and trade names of the Index Provider and of each Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Funds. The Index Provider has no obligation to take the needs of the Adviser or the Funds or the owners of each Fund into consideration in determining, composing or calculating each Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of each Fund to be issued or in the determination or calculation of the equation by which each Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of each Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, EACH FUND, OWNERS OF EACH FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

32 | November 30, 2019

ALPS ETF Trust

Additional Information	November 30, 2019 (Unaudited)

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The S&P 500® is the property of Standard and Poor’s Financial Services LLC (“S&P”) and has been licensed by S&P for use by S-Network® Global Indexes, Inc. in connection with the S-Network® Sector Dividend Dogs Index (Ticker: SDOGX), the S-Network® Emerging Sector Dividend Dogs Index (Ticker: EDOGX), and the S-Network® International Sector Dividend Dogs Index (Ticker: IDOGX).

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

33 | November 30, 2019

ALPS ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2019 (Unaudited)

At an in-person meeting held on June 3, 2019, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Sector Dividend Dogs ETF (“SDOG”), ALPS International Sector Dividend Dogs ETF (“IDOG”) and the ALPS Emerging Sector Dividend Dogs ETF (“EDOG”) (each “a Fund” and collectively the “Funds”). The Independent Trustees also met separately to consider each Investment Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to each Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Independent Trustees reviewed information on the performance of each Fund and its applicable benchmark. The Independent Trustees also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on their review, the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Independent Trustees noted the following:

The gross management fee rate for each of the Funds is higher than the median of its FUSE expense group. The Funds’ respective net expense ratios, however, are slightly above the median of their respective FUSE expense group.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds. The Independent Trustees reviewed and noted the relatively small sizes of IDOG and EGOD and concluded that AAI was not realizing any economies of scale with respect to such Funds. With respect to SDOG, the Independent Trustees considered the growth in assets and that the Fund may be achieving some economies of scale, but that the Fund’s present advisory fees are appropriate. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew each Investment Advisory Agreement, the Independent Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

34 | November 30, 2019

ALPS ETF Trust

Trustees & Officers	November 30, 2019 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	33	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund) and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	33	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund.
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 – present; Board Member, Prosci Inc. (private business services) 2013 – 2016; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015 – present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for-profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	17	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

35 | November 30, 2019

ALPS ETF Trust

Trustees & Officers	November 30, 2019 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AFS”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke retired from ALPS in June 2019.	28	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (31 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Trustee is deemed an interested person of the Fund as defined under the 1940 Act.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

36 | November 30, 2019

ALPS ETF Trust

Trustees & Officers	November 30, 2019 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Bradley Swenson, 1972	President	Since June 2019	Mr. Swenson joined ALPS in 2004 and currently serves as President of AFS (since 2019) and also Chief Operating Officer of AFS (since 2015). He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust, Reaves Utility Income Fund and ALPS Series Trust. From 2004 – 2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson is registered with FINRA, holding a Series 6, 26 and 27.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula previously served as the Trust’s interim Chief Compliance Officer from September 2019 to December 2019. Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as Treasurer of Boulder Growth & Income Fund, Inc. and as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.
Richard C. Noyes, 1970	Secretary	Since September 2019	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of AFS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013 – 2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008 – 2013). Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

37 | November 30, 2019

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

ANNUAL REPORT

ALPS ETF TRUST | November 30, 2019

BFOR

BARRON'S 400[SM] ETF

(NYSE ARCA: BFOR)

Performance Overview	1
Disclosure of Fund Expenses	5
Report of Independent Registered Public Accounting Firm	6
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Additional Information	22
Board Considerations Regarding Approval of Investment Advisory Agreement	24
Trustees & Officers	25

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

Barron’s 400SM ETF

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

The Barron’s 400SM ETF (the “Fund” or “BFOR”) seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of high performing equity securities of U.S. companies. The Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The Underlying Index generally consists of 400 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Underlying Index, MarketGrader Capital, LLC (the “Index Provider”) selects the 400 stocks from the MarketGrader U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Underlying Index components for certain criteria regarding concentration, market capitalization, and liquidity. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semiannually, on the third Friday of March and September each year.

Performance Overview

The Fund began its 2019 fiscal year in similar fashion as it had ended fiscal 2018, facing significant downward pressure, as the dive U.S. equities took in calendar 2018’s fourth quarter extended into the new year. In fact, December 2018, the first month in the Fund’s fiscal year, ended as one of its worst on record with a decline of 12.1%. And while the market would bottom out in early January, such inauspicious start meant that fiscal 2019 was a relatively poor year for the Fund, which gained only 5.0% during the period, despite rising 18.5% from the beginning of calendar 2019, through November 30, 2019, the end of its fiscal year. The Fund trailed its benchmark, which rose 5.6% during the same period. Meanwhile the Dow Jones U.S. Total Stock Market Index, the broadest measure of the U.S. equity market, gained 15.4% between November 30, 2018 and November 30, 2019, besting the Barron’s 400 Index by 9.8 percentage points. Despite the Fund’s run of poor returns during calendar 2018’s fourth quarter (which adversely impacted its fiscal 2018 and 2019 returns), it has gained 75.13% since inception on June 3, 2013, equivalent to an average annual return of 9.0%1.

A Poor Year for Small Cap and for Value Stocks

While the Fund’s Underlying Index adheres to a stock selection methodology based on growth at a reasonable price (“GARP”), its equal weighting means it will often underperform when small cap value strategies trail large cap growth strategies, despite selecting stocks from across the entire market capitalization spectrum among all U.S. equities. Figure 1 illustrates how Russell’s four style and size benchmarks did during the Fund’s fiscal year.

Figure 1. Performance of Russell Style & Size Benchmarks Between Nov. 30, 2018 and Nov. 30, 20192

Benchmark	Return	Rank
Russell 1000 Growth Total Return Index	21.0%	1
Russell 1000 Value Total Return Index	11.3%	2
Russell 2000 Growth Total Return Index	10.9%	3
Russell 2000 Value Total Return Index	4.0%	4

During the most recently ended fiscal year, a total of 766 stocks were members of the Underlying Index. Of these, 404 stocks had a net positive return during the Underlying Index’s fiscal year while 362 had a net negative return. The fact that the number of total stocks in the Underlying Index during a single fiscal year is higher than its 400-constituent cap is explained by the fact that each fiscal year includes stocks from three selection periods (in the most recent year’s case these included the selections from September 2018, March 2019 and September 2019). A further breakdown by size reveals where the Underlying Index was vulnerable during fiscal 2019.

Among all 766 companies held by the Underlying Index during fiscal year 2019, 291, or 38% of the total, were labeled as ‘large capitalization stocks’ by the Index Provider3. Among these, the overwhelming majority, or 183 companies (62.9% of all large caps) had a positive return during the period held by the Fund; the other 108 large caps (37.1% of the total) had a negative return. On the other hand, among the 472 companies labeled by the Index Provider as ‘small capitalization stocks’, or 62% of the total, 254 had a negative return compared to just 221, which had a positive return. Placed in the context of the numbers illustrated in Figure 1, these figures help explain why the Fund did poorly during fiscal year 2019, since it held 1.6 small cap stocks for every large cap stock. The breakdowns within size segments of the Fund described above are illustrated in Figure 2.

[1]	Source of returns: Bloomberg.
[2]	All Russell Indexes returns are total returns. Source: Bloomberg
[3]	MarketGrader ranks the entire universe of U.S. stocks it covers annually in June, and designates those that comprise the top 85% of the total universe’s aggregate market cap as ‘Large Capitalization Stocks’; the stocks that comprise the bottom 15% on aggregate total market capitalization are designated as ‘Small Capitalization Stocks.’ Source: MarketGrader Research.
1 | November 30, 2019

Barron’s 400SM ETF

Performance Overview	November 30, 2019 (Unaudited)

Figure 2. Breakdown of Stocks with Positive and Negative Returns in the Barron’s 400 Index (B400) by Market Cap Segment During Fiscal Year 2019

	Large Cap Stocks		Small Cap Stocks
Stocks with Positive Returns	183	62.9%	221	46.5%
Stocks with Negative Returns	108	37.1%	254	53.3%
Total	291	38%	475	62%

The average gain for all stocks that generated a positive price return while held by the Index in fiscal 2019 was 15.7%, while the average return for stocks that declined in value was -13.7%4. Figure 3 illustrates the top and bottom 20 performers in the Index during fiscal year 2019.

Figure 3. Top and Bottom 20 Performing Stocks in the Barron’s 400 Index (B400) During Fiscal Year 2019

Top 20 Performing Stocks Ticker	Name	Sector	Size Category	Return
ARWR	Arrowhead Pharmaceuticals, Inc.	Health Care	Small	152.8
PAYC	Paycom Software, Inc.	Technology	Large	108.49
BLDR	Builders FirstSource, Inc.	Industrials	Small	85.88
TTD	Trade Desk, Inc. Class A	Consumer Discretionary	Small	84.86
CASH	Meta Financial Group, Inc.	Financials	Small	75.31
MTCH	Match Group, Inc.	Technology	Small	75.02
BMCH	BMC Stock Holdings, Inc.	Industrials	Small	74.07
CPRT	Copart, Inc.	Industrials	Large	73.9
GNRC	Generac Holdings Inc.	Industrials	Small	73.05
LRCX	Lam Research Corporation	Technology	Large	70
CMTL	Comtech Telecommunications Corp.	Technology	Small	68.63
KLAC	KLA-Tencor Corporation	Technology	Large	66.25
CSGP	CoStar Group, Inc.	Technology	Large	65.91
IBP	Installed Building Products, Inc.	Industrials	Small	62.92
MTH	Meritage Homes Corporation	Consumer Discretionary	Small	62.43
WGO	Winnebago Industries, Inc.	Consumer Discretionary	Small	59.93
SAIA	Saia, Inc.	Industrials	Small	57.35
EGOV	NIC Inc.	Technology	Small	56.23
AMAT	Applied Materials, Inc.	Technology	Large	55.31
VEEV	Veeva Systems Inc Class A	Technology	Large	55.14

Bottom 20 Performing Stocks Ticker	Name	Sector	Size Category	Return
TUSK	Mammoth Energy Services, Inc.	Energy	Small	-88.28
BPT	BP Prudhoe Bay Royalty Trust	Financials	Small	-64.76
GPOR	Gulfport Energy Corporation	Energy	Small	-62.32
CRC	California Resources Corp	Energy	Small	-55.33
SWN	Southwestern Energy Company	Energy	Small	-53.86
CEIX	CONSOL Energy Inc	Energy	Small	-52.33
AAWW	Atlas Air Worldwide Holdings, Inc.	Industrials	Small	-50.83
NKTR	Nektar Therapeutics	Health Care	Large	-50.11
STMP	Stamps.com Inc.	Technology	Small	-49.11
FIZZ	National Beverage Corp.	Consumer Staples	Small	-48.39
CPE	Callon Petroleum Company	Energy	Small	-47.02
X	United States Steel Corporation	Materials	Small	-45.38
REGI	Renewable Energy Group, Inc.	Materials	Small	-44.42
MCFT	MCBC Holdings, Inc.	Consumer Discretionary	Small	-43.88
CXO	Concho Resources Inc.	Energy	Large	-43.82
CC	Chemours Co.	Industrials	Large	-43.15
CASA	Casa Systems, Inc.	Technology	Small	-42.44
ABMD	ABIOMED, Inc.	Health Care	Large	-42.06
PUMP	ProPetro Holding Corp.	Energy	Small	-41.74
NCS	NCI Building Systems, Inc.	Industrials	Small	-41.15

[4]	Based on cumulative price return for every stock while it was a member of the Barron’s 400 Index between December 3, 2018 and November 30, 2019. Sources: FactSet and MarketGrader Research.
2 | November 30, 2019

Barron’s 400SM ETF

Performance Overview	November 30, 2019 (Unaudited)

Performance (as of November 30, 2019)

	1 Year	5 Year	Since Inception^
Barron’s 400SM ETF – NAV	5.00%	6.67%	9.01%
Barron’s 400SM ETF – Market Price*	4.94%	6.67%	9.01%
Barron’s 400 IndexSM	5.64%	7.36%	9.73%

Total Expense Ratio (per the current prospectus) 0.66%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.724.0450.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on June 4, 2013.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Barron’s 400 IndexSM, calculated by NYSE Arca or its affiliates, measures the performance of a diversified group of U.S. companies selected in part based on fundamentals-related rules-based criteria. The index includes companies that have scored highest according to fundamentals-related rankings calculated by MarketGrader Capital, LLC. Additional rules-based screening provides for sector and market cap diversification. The Underlying Index has been licensed by MarketGrader for use with the Barron’s 400SM ETF.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

Funds that emphasize investments in small/mid cap companies will generally experience greater price volatility.

Barron’s 400SM ETF shares are not individually redeemable. Investors buy and sell shares of the Barron’s 400SM ETF on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Barron’s 400SM ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

3 | November 30, 2019

Barron’s 400SM ETF

Performance Overview	November 30, 2019 (Unaudited)

Top 10 Holdings* (as of November 30, 2019)

Arrowhead Pharmaceuticals, Inc.	0.60%
Bristol-Myers Squibb Co.	0.42%
Qorvo, Inc.	0.33%
KEMET Corp.	0.33%
Fortinet, Inc.	0.32%
Atkore International Group, Inc.	0.32%
Centene Corp.	0.31%
Paycom Software, Inc.	0.31%
Comtech Telecommunications Corp.	0.31%
Paylocity Holding Corp.	0.31%
Total % of Top 10 Holdings	3.56%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2019)

Growth of $10,000 (as of November 30, 2019)

Comparison of change in value of a $10,000 investment in the Fund and the Underlying Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4 | November 30, 2019

Barron’s 400SM ETF

Disclosure of Fund Expenses	November 30, 2019 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2019.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expense Ratio(a)	Expenses Paid During Period 6/1/19 - 11/30/19(b)
Barron's 400 ETF
Actual	$1,000.00	$1,119.90	0.65%	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.
5 | November 30, 2019

Barron’s 400SM ETF

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barron’s 400SM ETF (the “Fund”), one of the funds constituting the ALPS ETF Trust, as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Barron’s 400SM ETF of ALPS ETF Trust as of November 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2020

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

6 | November 30, 2019

Barron’s 400SM ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
COMMON STOCKS (95.95%)
Communication Services (3.26%)
Activision Blizzard, Inc.	6,412	$351,570
Alphabet, Inc., Class A(a)	288	375,578
CBS Corp., Class B	8,196	330,955
Comcast Corp., Class A	7,604	335,717
Electronic Arts, Inc.(a)	3,537	357,272
Facebook, Inc., Class A(a)	1,886	380,293
IAC/InterActiveCorp(a)	1,500	334,050
Interpublic Group of Cos., Inc.	16,678	373,587
Match Group, Inc.(b)	4,451	313,706
Omnicom Group, Inc.	4,481	356,150
Take-Two Interactive Software, Inc.(a)	2,710	328,859
T-Mobile US, Inc.(a)	4,425	347,584
Twitter, Inc.(a)	8,208	253,709
Verizon Communications, Inc.	5,927	357,042
Total Communication Services		4,796,072

Consumer Discretionary (13.17%)
America's Car-Mart, Inc.(a)	3,818	417,155
Aramark	8,300	362,212
AutoZone, Inc.(a)	307	361,621
Best Buy Co., Inc.	5,187	418,280
Booking Holdings, Inc.(a)	171	325,589
Burlington Stores, Inc.(a)	1,796	404,100
Carter's, Inc.	3,960	409,108
Cavco Industries, Inc.(a)	1,786	357,218
Chipotle Mexican Grill, Inc.(a)	430	349,986
Columbia Sportswear Co.	3,618	334,665
Cracker Barrel Old Country Store, Inc.	2,113	324,853
Darden Restaurants, Inc.	2,817	333,645
Deckers Outdoor Corp.(a)	2,482	417,423
Dollar General Corp.	2,263	356,106
DR Horton, Inc.	6,992	387,007
eBay, Inc.	8,756	311,013
Expedia, Inc.	2,675	271,940
Five Below, Inc.(a)	2,721	336,615
Floor & Decor Holdings, Inc., Class A(a)	7,245	347,832
Fox Factory Holding Corp.(a)	5,252	346,264
General Motors Co.	9,269	333,684
Gentex Corp.	12,622	358,465
Hanesbrands, Inc.	23,932	360,655
Hasbro, Inc.	2,975	302,557
Helen of Troy, Ltd.(a)	2,364	381,597
Home Depot, Inc.	1,541	339,806
Installed Building Products, Inc.(a)	5,948	426,472
Las Vegas Sands Corp.	6,003	376,688
Lennar Corp., Class B	8,263	389,766
Lowe's Cos., Inc.	3,148	369,292
Marriott International, Inc., Class A	2,717	381,358
NIKE, Inc., Class B	4,051	378,728
Norwegian Cruise Line Holdings, Ltd.(a)	6,576	352,737
NVR, Inc.(a)	98	371,605
Security Description	Shares	Value
Consumer Discretionary (continued)
O'Reilly Automotive, Inc.(a)	906	$400,706
Polaris Industries, Inc.	3,908	381,812
Ross Stores, Inc.	3,281	381,088
Royal Caribbean Cruises, Ltd.	3,111	373,382
Skechers U.S.A., Inc., Class A(a)	10,058	404,533
Stamps.com, Inc.(a)	4,678	408,155
Starbucks Corp.	3,910	334,031
Steven Madden, Ltd.	10,127	430,094
Stoneridge, Inc.(a)	10,920	329,129
Target Corp.	3,308	413,533
Taylor Morrison Home Corp., Class A(a)	13,970	324,383
TJX Cos., Inc.	6,349	388,114
TopBuild Corp.(a)	3,786	417,520
Tractor Supply Co.	3,689	348,389
Vail Resorts, Inc.	1,478	358,666
VF Corp.	4,035	357,259
Williams-Sonoma, Inc.	5,282	366,571
Yum China Holdings, Inc.	7,632	339,777
Zumiez, Inc.(a)	11,132	328,839
Total Consumer Discretionary		19,382,023

Consumer Staples (5.94%)
Altria Group, Inc.	8,590	426,923
Boston Beer Co., Inc., Class A(a)	1,009	387,779
Brown-Forman Corp., Class B	5,526	374,773
Church & Dwight Co., Inc.	4,877	342,560
Clorox Co.	2,280	337,964
Coca-Cola Co.	6,544	349,450
Conagra Brands, Inc.	11,842	341,879
Constellation Brands, Inc., Class A	1,724	320,767
Costco Wholesale Corp.	1,218	365,169
Estee Lauder Cos., Inc., Class A	1,855	362,597
General Mills, Inc.	6,449	343,861
Hershey Co.	2,324	344,324
Hormel Foods Corp.	8,221	366,081
Lamb Weston Holdings, Inc.	4,797	402,852
McCormick & Co., Inc.	2,232	377,766
Monster Beverage Corp.(a)	6,120	366,098
PepsiCo, Inc.	2,615	355,195
Philip Morris International, Inc.	4,928	408,679
Simply Good Foods Co.(a)	12,138	335,373
Sysco Corp.	4,527	364,650
Turning Point Brands, Inc.	13,509	372,984
Tyson Foods, Inc., Class A	3,993	358,931
Wal-Mart Stores, Inc.	3,047	362,867
WD-40 Co.	1,943	375,213
Total Consumer Staples		8,744,735

Energy (2.66%)
Baker Hughes Co.	15,179	340,313
Bonanza Creek Energy, Inc.(a)	13,863	242,048
Chevron Corp.	2,864	335,460
CVR Energy, Inc.	7,951	344,994
Delek US Holdings, Inc.	9,422	323,269
Hess Corp.	5,234	324,979
HollyFrontier Corp.	6,692	344,973
7 | November 30, 2019

Barron’s 400SM ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
Energy (continued)
Laredo Petroleum, Inc.(a)	126,330	$272,873
Northern Oil and Gas, Inc.(a)	173,461	308,761
ONEOK, Inc.	4,658	330,951
Phillips 66	3,471	398,193
Talos Energy, Inc.(a)	14,808	343,546
Total Energy		3,910,360

Financials (18.73%)
Ally Financial, Inc.	10,163	323,590
Associated Banc-Corp	17,264	370,140
Athene Holding, Ltd., Class A(a)	8,383	377,403
Atlantic Union Bankshares Corp.	9,023	341,069
BancFirst Corp.	6,176	364,940
BancorpSouth Bank	11,977	372,485
Bank of America Corp.	11,854	394,975
Bank of Hawaii Corp.	4,108	370,172
Banner Corp.	6,216	339,580
BB&T Corp.	6,726	368,047
Capital One Financial Corp.	3,782	378,238
CenterState Bank Corp.	14,485	368,354
Central Pacific Financial Corp.	12,226	355,288
Charles Schwab Corp.	8,233	407,533
Citigroup, Inc.	5,107	383,638
Citizens Financial Group, Inc.	9,750	374,985
City Holding Co.	4,575	363,621
Cohen & Steers, Inc.	6,590	442,387
Columbia Banking System, Inc.	9,540	372,823
Community Bank System, Inc.	5,512	373,989
Credit Acceptance Corp.(a)	718	309,070
CVB Financial Corp.	16,416	350,646
Discover Financial Services	4,230	359,000
Eaton Vance Corp.	7,722	364,247
Enova International, Inc.(a)	14,636	337,067
Evercore, Inc., Class A	4,188	324,067
Federated Investors, Inc., Class B	10,951	367,078
First Bancorp	9,607	375,634
First BanCorp	34,688	364,224
First Citizens BancShares, Inc., Class A	742	385,692
First Commonwealth Financial Corp.	25,906	368,124
First Financial Bankshares, Inc.	10,689	369,519
First Horizon National Corp.	21,410	344,273
Flagstar Bancorp, Inc.	9,493	353,709
FNB Corp.	31,051	385,653
Fulton Financial Corp.	21,201	363,809
German American Bancorp, Inc.	10,824	364,769
Glacier Bancorp, Inc.	8,635	378,645
Heartland Financial USA, Inc.	7,689	363,075
Houlihan Lokey, Inc.	7,602	362,387
Huntington Bancshares, Inc.	24,392	363,197
JPMorgan Chase & Co.	2,992	394,226
KeyCorp	19,576	379,579
Meta Financial Group, Inc.	10,441	371,386
Security Description	Shares	Value
Financials (continued)
National Bank Holdings Corp., Class A	9,512	$340,910
NBT Bancorp, Inc.	9,482	379,280
NMI Holdings, Inc., Class A(a)	12,724	427,145
OFG Bancorp	15,957	342,278
Old National Bancorp	19,815	358,255
OneMain Holdings, Inc.	9,368	403,667
Pacific Premier Bancorp, Inc.	11,052	354,106
Pinnacle Financial Partners, Inc.	6,281	385,779
PNC Financial Services Group, Inc.	2,549	390,532
Popular, Inc.	6,590	364,493
Preferred Bank	6,680	368,402
Regions Financial Corp.	21,827	363,201
RenaissanceRe Holdings, Ltd.	1,867	351,612
S&P Global, Inc.	1,385	366,540
Sandy Spring Bancorp, Inc.	9,860	348,650
Simmons First National Corp., Class A	13,988	362,429
South State Corp.	4,590	382,255
SunTrust Banks, Inc.	5,213	369,289
Synchrony Financial	10,451	390,972
Synovus Financial Corp.	9,638	367,111
T Rowe Price Group, Inc.	3,009	371,792
TCF Financial Corp.	8,878	377,226
Trustmark Corp.	10,338	355,214
Umpqua Holdings Corp.	21,150	346,225
United Community Banks, Inc.	12,812	397,172
Univest Financial Corp.	13,561	354,078
Washington Federal, Inc.	9,330	343,437
Webster Financial Corp.	7,338	357,287
Westamerica Bancorporation	5,520	358,800
Western Alliance Bancorp	7,603	396,572
WSFS Financial Corp.	7,818	348,605
Total Financials		27,565,647

Health Care (12.03%)
Abbott Laboratories	4,245	362,735
Agilent Technologies, Inc.	4,546	367,180
Amedisys, Inc.(a)	2,681	436,896
Amgen, Inc.	1,803	423,200
Arena Pharmaceuticals, Inc.(a)	6,833	323,748
Arrowhead Pharmaceuticals, Inc.(a)	12,015	877,215
Baxter International, Inc.	4,052	332,142
Biogen, Inc.(a)	1,487	445,818
Bio-Rad Laboratories, Inc.(a)	1,051	388,218
Boston Scientific Corp.(a)	8,385	362,651
Bristol-Myers Squibb Co.	10,585	602,710
Bruker Corp.	8,115	415,407
Cardinal Health, Inc.	7,353	404,636
Centene Corp.(a)	7,642	462,112
Chemed Corp.	838	360,357
Cooper Cos, Inc.	1,160	363,184
Corcept Therapeutics, Inc.(a)	25,810	331,142
CVS Health Corp.	5,590	420,759
Eagle Pharmaceuticals, Inc.(a)	5,999	350,822
8 | November 30, 2019

Barron’s 400SM ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
Health Care (continued)
Edwards Lifesciences Corp.(a)	1,617	$396,068
Eli Lilly & Co.	3,133	367,658
Gilead Sciences, Inc.	5,362	360,541
HCA Healthcare, Inc.	2,838	393,517
HMS Holdings Corp.(a)	9,386	283,457
Humana, Inc.	1,296	442,234
IDEXX Laboratories, Inc.(a)	1,304	328,060
Incyte Corp.(a)	4,486	422,402
Johnson & Johnson	2,737	376,310
Medpace Holdings, Inc.(a)	4,132	316,800
Merck & Co., Inc.	4,212	367,202
Mettler-Toledo International, Inc.(a)	499	358,986
Pfizer, Inc.	9,723	374,530
Quest Diagnostics, Inc.	3,339	355,770
ResMed, Inc.	2,649	396,290
Stryker Corp.	1,625	332,898
Teleflex, Inc.	1,047	369,947
Thermo Fisher Scientific, Inc.	1,213	380,821
UnitedHealth Group, Inc.	1,525	426,802
Universal Health Services, Inc., Class B	2,337	325,988
Vanda Pharmaceuticals, Inc.(a)	26,039	435,632
Veeva Systems, Inc., Class A(a)	2,386	355,944
Vertex Pharmaceuticals, Inc.(a)	2,016	447,048
Waters Corp.(a)	1,552	344,653
West Pharmaceutical Services, Inc.	2,477	364,193
Zoetis, Inc.	2,899	349,388
Total Health Care		17,704,071

Industrials (17.33%)
Acuity Brands, Inc.	2,626	343,428
Aerojet Rocketdyne Holdings, Inc.(a)	6,754	298,527
Alamo Group, Inc.	2,883	330,968
Albany International Corp., Class A	4,074	340,912
Allison Transmission Holdings, Inc.	7,565	366,146
AMETEK, Inc.	3,926	388,713
AO Smith Corp.	7,219	349,400
Atkore International Group, Inc.(a)	11,231	468,557
Barrett Business Services, Inc.	3,943	348,404
BMC Stock Holdings, Inc.(a)	13,671	404,798
Brady Corp., Class A	6,395	364,515
Builders FirstSource, Inc.(a)	17,448	443,354
Carlisle Cos., Inc.	2,442	380,903
Caterpillar, Inc.	2,685	388,600
Cintas Corp.	1,420	365,025
Copart, Inc.(a)	4,252	378,428
CoStar Group, Inc.(a)	594	364,039
Crane Co.	4,329	359,610
Cummins, Inc.	2,177	398,086
Curtiss-Wright Corp.	2,659	365,107
Delta Air Lines, Inc.	5,978	342,599
Donaldson Co., Inc.	6,719	376,802
Security Description	Shares	Value
Industrials (continued)
EMCOR Group, Inc.	4,094	$364,079
Encore Wire Corp.	5,918	345,256
Ennis, Inc.	16,749	345,699
Expeditors International of Washington, Inc.	4,709	352,045
Exponent, Inc.	4,950	314,573
Federal Signal Corp.	10,770	354,764
FTI Consulting, Inc.(a)	3,218	350,730
Generac Holdings, Inc.(a)	4,313	424,831
Graco, Inc.	7,661	370,103
Great Lakes Dredge & Dock Corp.(a)	34,008	363,205
HEICO Corp., Class A	3,493	350,837
Herman Miller, Inc.	7,969	380,759
Hexcel Corp.	4,253	338,666
Hubbell, Inc.	2,648	389,309
IDEX Corp.	2,069	336,709
Illinois Tool Works, Inc.	2,253	392,766
Knoll, Inc.	13,979	385,261
L3Harris Technologies, Inc.	1,655	332,804
Landstar System, Inc.	3,189	355,287
Lincoln Electric Holdings, Inc.	3,968	366,088
Lockheed Martin Corp.	900	351,927
MasTec, Inc.(a)	5,430	360,226
Northrop Grumman Corp.	946	332,774
Old Dominion Freight Line, Inc.	2,039	390,652
Oshkosh Corp.	4,666	422,086
PACCAR, Inc.	5,007	407,420
Parker-Hannifin Corp.	1,981	393,803
Raytheon Co.	1,766	383,964
Saia, Inc.(a)	3,751	355,970
Spirit AeroSystems Holdings, Inc., Class A	4,159	361,791
Stanley Black & Decker, Inc.	2,458	387,725
Teledyne Technologies, Inc.(a)	1,103	377,215
The Timken Co.	7,977	419,510
TransUnion	4,333	373,981
Trex Co., Inc.(a)	4,050	348,543
TriMas Corp.(a)	11,327	350,911
UniFirst Corp.	1,812	373,725
Union Pacific Corp.	2,127	374,331
United Airlines Holdings, Inc.(a)	3,944	366,003
United Parcel Service, Inc., Class B	2,900	347,217
Universal Forest Products, Inc.	8,842	438,563
Waste Management, Inc.	3,117	351,941
Watts Water Technologies, Inc., Class A	3,625	351,480
Werner Enterprises, Inc.	10,200	374,952
Woodward, Inc.	3,255	380,152
WW Grainger, Inc.	1,217	385,728
Xylem, Inc.	4,530	351,120
Total Industrials		25,494,402

Information Technology (17.47%)
Adobe, Inc.(a)	1,246	385,674
Akamai Technologies, Inc.(a)	3,891	338,984
Analog Devices, Inc.	3,078	347,660
9 | November 30, 2019

Barron’s 400SM ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
Information Technology (continued)
ANSYS, Inc.(a)	1,642	$418,201
Apple, Inc.	1,608	429,738
Applied Materials, Inc.	6,931	401,305
Arista Networks, Inc.(a)	1,451	283,134
Aspen Technology, Inc.(a)	2,794	350,368
Automatic Data Processing, Inc.	2,234	381,522
Booz Allen Hamilton Holding Corp.	4,870	354,341
Broadcom, Inc.	1,227	387,990
Broadridge Financial Solutions, Inc.	2,790	345,151
Cabot Microelectronics Corp.	2,521	336,327
Cadence Design Systems, Inc.(a)	5,269	370,147
CDW Corp.	3,118	421,086
Cognizant Technology Solutions Corp., Class A	5,545	355,490
Comtech Telecommunications Corp.	12,007	453,744
Corning, Inc.	12,572	365,091
CSG Systems International, Inc.	6,684	382,258
CTS Corp.	10,787	295,348
Diodes, Inc.(a)	8,862	408,893
Entegris, Inc.	7,482	354,048
EPAM Systems, Inc.(a)	1,935	409,930
Euronet Worldwide, Inc.(a)	2,430	381,972
EVERTEC, Inc.	10,674	346,051
Fair Isaac Corp.(a)	1,110	408,202
FleetCor Technologies, Inc.(a)	1,194	366,462
FormFactor, Inc.(a)	18,427	426,401
Fortinet, Inc.(a)	4,466	469,421
Genpact, Ltd.	8,892	361,904
Global Payments, Inc.	2,167	392,444
Intel Corp.	6,832	396,598
Intelligent Systems Corp.(a)(b)	7,519	327,377
International Business Machines Corp.	2,495	335,453
Intuit, Inc.	1,321	341,994
Jack Henry & Associates, Inc.	2,411	366,327
KEMET Corp.	18,030	481,762
Keysight Technologies, Inc.(a)	3,500	374,605
KLA Corp.	2,326	381,138
Lam Research Corp.	1,499	399,978
Leidos Holdings, Inc.	4,094	371,899
MAXIMUS, Inc.	4,413	329,430
Methode Electronics, Inc.	10,106	376,044
Microchip Technology, Inc.	3,785	357,834
Micron Technology, Inc.(a)	6,980	331,620
Microsoft Corp.	2,533	383,446
NVIDIA Corp.	1,960	424,810
Oracle Corp.	6,712	376,812
OSI Systems, Inc.(a)	3,383	336,575
Paychex, Inc.	4,300	370,316
Paycom Software, Inc.(a)	1,647	455,906
Paylocity Holding Corp.(a)	3,691	451,483
PayPal Holdings, Inc.(a)	3,301	356,541
Paysign, Inc.(a)(b)	31,603	324,247
Qorvo, Inc.(a)	4,649	484,472
Security Description	Shares	Value
Information Technology (continued)
Qualys, Inc.(a)	4,380	$383,294
Rogers Corp.(a)	2,430	315,949
salesforce.com, Inc.(a)	2,322	378,231
SMART Global Holdings, Inc.(a)	11,375	350,350
SPS Commerce, Inc.(a)	7,257	408,787
Synopsys, Inc.(a)	2,596	366,140
Teradyne, Inc.	6,119	382,988
Texas Instruments, Inc.	2,739	329,255
Trade Desk, Inc., Class A(a)	1,663	437,934
Universal Display Corp.	1,961	380,865
Visa, Inc., Class A	2,010	370,865
Xilinx, Inc.	3,402	315,638
Zebra Technologies Corp., Class A(a)	1,682	422,081
Total Information Technology		25,708,331

Materials (4.16%)
Air Products & Chemicals, Inc.	1,601	378,364
Ball Corp.	4,731	312,530
Carpenter Technology Corp.	6,404	336,658
Celanese Corp.	2,862	359,381
CF Industries Holdings, Inc.	7,017	324,256
Commercial Metals Co.	18,788	401,312
Ecolab, Inc.	1,821	339,926
FMC Corp.	3,914	383,416
Ingevity Corp.(a)	4,036	364,491
Innospec, Inc.	3,736	367,622
Livent Corp.(a)	47,224	368,347
Martin Marietta Materials, Inc.	1,327	356,167
NewMarket Corp.	780	385,297
Packaging Corp. of America	3,379	378,110
Reliance Steel & Aluminum Co.	3,434	405,143
Vulcan Materials Co.	2,396	339,921
Warrior Met Coal, Inc.	15,704	322,403
Total Materials		6,123,344

Real Estate (0.45%)
Jernigan Capital, Inc.	17,727	309,868
RMR Group, Inc., Class A	7,545	354,389
Total Real Estate		664,257

Utilities (0.75%)
FirstEnergy Corp.	7,380	351,952
PPL Corp.	11,164	379,911
Southern Co.	5,860	363,261
Total Utilities		1,095,124

TOTAL COMMON STOCKS
(Cost $126,925,367)		141,188,366

LIMITED PARTNERSHIPS (2.74%)
Energy (2.74%)
Black Stone Minerals LP	23,379	277,509
BP Midstream Partners LP	23,464	342,574
Cheniere Energy Partners LP	7,385	287,055
CNX Midstream Partners LP	23,947	347,231
Energy Transfer LP	26,184	309,233
10 | November 30, 2019

Barron’s 400SM ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
Energy (continued)
Enterprise Products Partners LP	12,241	$322,183
Holly Energy Partners LP	13,592	303,917
Magellan Midstream Partners LP	5,330	311,645
MPLX LP	11,838	279,969
NGL Energy Partners LP	24,209	240,395
Oasis Midstream Partners LP	21,286	340,576
Phillips 66 Partners LP	6,112	340,622
Shell Midstream Partners LP	16,522	324,822
Total Energy		4,027,731

TOTAL LIMITED PARTNERSHIPS
(Cost $4,907,320)		4,027,731

RIGHTS (0.01%)
Health Care (0.01%)
Bristol-Myers Squibb Co.(a)	3,600	7,740

TOTAL RIGHTS
(Cost $7,668)		7,740

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.73%)
Money Market Fund (1.23%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $1,812,464)	1.56%	1,812,464	1,812,464

Investments Purchased with Collateral from Securities Loaned (0.50%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.63%
(Cost $746,285)		746,285	746,285
TOTAL SHORT TERM INVESTMENTS
(Cost $2,558,749)			2,558,749

TOTAL INVESTMENTS (100.43%)
(Cost $134,399,104)			$147,782,586
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.41%)			(632,754)
NET ASSETS - 100.00%			$147,149,832

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $723,614.

See Notes to Financial Statements.

11 | November 30, 2019

Barron’s 400SM ETF

Statement of Assets and Liabilities	November 30, 2019

ASSETS:
Investments, at value	$147,782,586
Dividends receivable	190,992
Total Assets	147,973,578

LIABILITIES:
Payable to adviser	77,461
Payable for collateral upon return of securities loaned	746,285
Total Liabilities	823,746
NET ASSETS	$147,149,832

NET ASSETS CONSIST OF:
Paid-in capital	$176,066,418
Total distributable earnings	(28,916,586)
NET ASSETS	$147,149,832

INVESTMENTS, AT COST	$134,399,104

PRICING OF SHARES
Net Assets	$147,149,832
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	3,500,000
Net Asset Value, offering and redemption price per share	$42.04

See Notes to Financial Statements.

12 | November 30, 2019

Barron’s 400SM ETF

Statement of Operations	For the Year Ended November 30, 2019

INVESTMENT INCOME:
Dividends(a)	$2,630,237
Securities Lending Income	30,851
Total Investment Income	2,661,088

EXPENSES:
Investment adviser fees	986,887
Net Expenses	986,887
NET INVESTMENT INCOME	1,674,201

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments	(13,333,969)
Net change in unrealized appreciation on investments	18,178,162
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,844,193
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,518,394

(a)	Net of foreign tax withholding of $763.

See Notes to Financial Statements.

13 | November 30, 2019

Barron’s 400SM ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
OPERATIONS:
Net investment income	$1,674,201	$1,772,954
Net realized gain/(loss)	(13,333,969)	34,798,091
Net change in unrealized appreciation/depreciation	18,178,162	(39,573,824)
Net increase/(decrease) in net assets resulting from operations	6,518,394	(3,002,779)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,353,834)	(1,229,976)
Total distributions	(1,353,834)	(1,229,976)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	82,914,634
Cost of shares redeemed	(21,723,092)	(120,574,045)
Net decrease from capital share transactions	(21,723,092)	(37,659,411)
Net decrease in net assets	(16,558,532)	(41,892,166)

NET ASSETS:
Beginning of year	163,708,364	205,600,530
End of year	$147,149,832	$163,708,364

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,050,000	4,950,000
Shares sold	–	1,900,000
Shares redeemed	(550,000)	(2,800,000)
Shares outstanding, end of period	3,500,000	4,050,000

See Notes to Financial Statements.

14 | November 30, 2019

Barron’s 400SM ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$40.42	$41.54	$34.35	$31.75	$31.64

INCOME FROM OPERATIONS:
Net investment income(a)	0.44	0.40	0.29	0.33	0.32
Net realized and unrealized gain/(loss)	1.51	(1.27)	7.17	2.53	0.02
Total from investment operations	1.95	(0.87)	7.46	2.86	0.34

DISTRIBUTIONS:
From net investment income	(0.33)	(0.25)	(0.27)	(0.26)	(0.23)
Total distributions	(0.33)	(0.25)	(0.27)	(0.26)	(0.23)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.62	(1.12)	7.19	2.60	0.11
NET ASSET VALUE, END OF PERIOD	$42.04	$40.42	$41.54	$34.35	$31.75
TOTAL RETURN(b)	5.00%	(2.12)%	21.87%	9.12%	1.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$147,150	$163,708	$205,601	$178,612	$204,805

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.10%	0.93%	0.78%	1.07%	1.00%
Portfolio turnover rate(c)	109%	88%	84%	88%	87%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

15 | November 30, 2019

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2019

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2019, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Barron’s 400SM ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

16 | November 30, 2019

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2019

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2019:

Barron's 400 ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$141,188,366	$–	$–	$141,188,366
Limited Partnerships*	4,027,731	–	–	4,027,731
Rights*	7,740	–	–	7,740
Short Term Investments	2,558,749	–	–	2,558,749
Total	$147,782,586	$–	$–	$147,782,586

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2019.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

17 | November 30, 2019

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2019

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2019, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
Barron’s 400SM ETF	$958,376	$(958,376)

The tax character of the distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2019
Barron’s 400SM ETF	$1,353,834	$–	$–
November 30, 2018
Barron’s 400SM ETF	$1,229,976	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2019, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Barron’s 400SM ETF	$34,243,564	$9,297,396

As of November 30, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:

Barron’s 400SM ETF
Undistributed net investment income	$814,645
Accumulated net realized loss on investments	(43,540,960)
Net unrealized appreciation on investments	14,036,599
Other accumulated losses	(226,870)
Total	$(28,916,586)

Other accumulated losses are mostly due to partnership losses being suspended for tax purposes.

As of November 30, 2019, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Barron’s 400SM ETF
Gross appreciation (excess of value over tax cost)	$18,243,689
Gross depreciation (excess of tax cost over value)	(4,207,090)
Net unrealized appreciation (depreciation)	$14,036,599
Cost of investments for income tax purposes	$133,745,987

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

18 | November 30, 2019

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2019

As of and during the year ended November 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2019:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Barron's 400 ETF	$723,614	$746,285	$–	$746,285

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2019:

Barron's 400 ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$746,285	$–	$–	$–	$746,285
Total Borrowings					746,285
Gross amount of recognized liabilities for securities lending (collateral received)					$746,285
19 | November 30, 2019

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2019

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$164,482,846	$164,729,783

For the year ended November 30, 2019, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$–	$21,591,454

For the year ended November 30, 2019, the Barron's 400 ETF had in-kind net realized gains of $922,735.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

20 | November 30, 2019

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2019

6. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2019 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2019, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
Barron's 400 ETF	$2,570,399	$1,783,471	$(194,846)
21 | November 30, 2019

Barron’s 400SM ETF

Additional Information	November 30, 2019 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q or as an exhibit to its report on Form N-PORT. Forms N-Q or N-PORT reports for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q or N-PORT reports are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2018:

	Qualified Dividend Income	Dividend Received Deduction
Barron's 400 ETF	100.00%	100.00%

In early 2019, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2018 via Form 1099. The Fund will notify shareholders in early 2020 of amounts paid to them by the Fund, if any, during the calendar year 2019.

LICENSING AGREEMENT

MarketGrader Capital, LLC (the “Index Provider”) has entered into a license agreement with Dow Jones & Company to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index. The Index Provider in turn has entered into the Sublicense Agreement with ALPS Advisers, Inc. to use the Underlying Index. The following disclosure relates to such licensing agreements:

The Barron’s 400 ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by the the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the ALPS Advisors, Inc. (the “Adviser”) or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Barron’s 400 IndexSM” is calculated and published by MarketGrader Capital, LLC (“MarketGrader”). “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (“Sub-Licensee”). The Barron’s 400 ETF (the “Product”) is not sponsored, endorsed, sold or promoted by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund particularly. DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in connection with its licensing of the Barron’s 400 Index to MarketGrader or the sublicense to Licensee. DJC and its affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index or the Product.

22 | November 30, 2019

Barron’s 400SM ETF

Additional Information	November 30, 2019 (Unaudited)

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONESAND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DJC AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

23 | November 30, 2019

Barron’s 400SM ETF

Board Considerations Regarding Approval of	November 30, 2019 (Unaudited)
Investment Advisory Agreement

At an in-person meeting held on June 3, 2019, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Barron’s 400 ETF (“BFOR” or the “Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to the Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Independent Trustees reviewed information on the performance of the Fund and its benchmark. The Independent Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Independent Trustees noted the following:

The gross management fee rate for the Fund is higher than the median of its FUSE expense group. The Fund’s net expense ratio, however, is at the median of its FUSE expense group.

The Independent Trustees took into account, among other things, the unique features and performance of the Fund’s underlying index and the costs and benefits of linkage to the Barron’s name.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Independent Trustees reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew the Investment Advisory Agreement, the Independent Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

24 | November 30, 2019

Barron’s 400SM ETF

Trustees & Officers	November 30, 2019 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	33	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund) and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	33	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund.
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 – present; Board Member, Prosci Inc. (private business services) 2013 – 2016; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015 – present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for-profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	17	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.
25 | November 30, 2019

Barron’s 400SM ETF

Trustees & Officers	November 30, 2019 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AFS”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke retired from ALPS in June 2019.	28	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (31 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Trustee is deemed an interested person of the Fund as defined under the 1940 Act.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.
26 | November 30, 2019

Barron’s 400SM ETF

Trustees & Officers	November 30, 2019 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Bradley Swenson, 1972	President	Since June 2019	Mr. Swenson joined ALPS in 2004 and currently serves as President of AFS (since 2019) and also Chief Operating Officer of AFS (since 2015). He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust, Reaves Utility Income Fund and ALPS Series Trust. From 2004 – 2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson is registered with FINRA, holding a Series 6, 26 and 27.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula previously served as the Trust’s interim Chief Compliance Officer from September 2019 to December 2019. Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as Treasurer of Boulder Growth & Income Fund, Inc. and as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.
Richard C. Noyes, 1970	Secretary	Since September 2019	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of AFS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013 – 2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008 – 2013). Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.
27 | November 30, 2019

Annual Report

November 30, 2019

Cohen & Steers Global Realty Majors ETF (NYSE ARCA: GRI)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent
Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Additional Information	18
Board Considerations Regarding Approval of Investment Advisory Agreement	19
Trustees & Officers	20

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

Cohen & Steers Global Realty Majors ETF

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

The Cohen & Steers Global Realty Majors ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index (the “Underlying Index”). The Fund will normally invest at least 90% of its total assets in common stocks and other equity securities (which may include American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and Global Depositary Receipts (“GDRs”) that comprise the Underlying Index.

The Underlying Index consists of the largest and most liquid securities within the global real estate universe that Cohen & Steers Capital Management, Inc. (“Cohen & Steers” or the “Index Provider”) believes are likely to lead the global securitization of real estate. The Underlying Index is free float and modified market-capitalization weighted, with a limit of 4.0% on any security’s weighting. Underlying Index constituents must have a free float adjusted market-capitalization of $750 million or greater for initial inclusion in the Underlying Index. Cohen & Steers considers country weights relative to each country’s GDP share representing the real estate securities universe and share of the private market for real estate, with up to 10% being allocated to securities of emerging markets. The Underlying Index is rebalanced quarterly.

Performance Overview

For the twelve-month period ended November 30, 2019, the Fund’s market price return was 13.02% and the Fund’s net asset value (NAV) return was 13.00%.

The S&P 500 Total Return Index returned 16.11% for the one year period ended November 30, 2019, finishing at an all-time high. The U.S. broad-based benchmark started 2019 on an optimistic note, returning 8.01% in January 2019 after a 9.03% decline in December 2018. In general, corporate earnings continued to meet expectations while economic data validated a continued, but volatile, bull market. Geopolitical tensions partly drove market volatility as the U.S. and China moved slowly towards phase 1 of a trade agreement. In addition, U.S. presidential impeachment hearings also contributed to the market volatility. Despite the continued angst in the growth of political risks, U.S. markets saw both growth-styled and valued-styled stocks march higher. The U.S. Federal Reserve ("FED") started the year off with a hawkish overtone, increasing the federal funds rate to 2.5%. However, as the year progressed, a more neutral stance was taken as manufacturing data began to weaken globally and the FED lowered the overnight lending rates 3 times to promote the sustained growth in the economy. The FED overnight rate stands at 1.75%.

Developed Markets (ex-U.S.), as represented by the MSCI EAFE Net Total Return USD Index, returned 12.44% for the one year period ended November 30, 2019. The strength of the U.S. Dollar relative to the Euro increased, which detracted from positive performance from a U.S. investor’s perspective.

Equity markets in the Eurozone were generally positive, despite Brexit-related headline risks. The change in leadership within U.K’s Conservative Party saw Boris Johnson voted in as Prime Minister, and was positively received by United Kingdom markets, with the FTSE 100 GBP Index returning 10.08% for the one year period ended November 30, 2019. The European Central Bank (“ECB”) decreased the deposit facility rate by 0.10% in 2019, with the Deposit Rate currently sitting at -0.50% as of November 30, 2019. The ECB has indicated that it is not considering further decreases in the Deposit Rate. In Japan, domestic consumption remained sluggish, with consumption taxes currently standing at 10%. As manufacturing data continued to weaken globally, investors rotated into more defensive Japanese equities, which have more value characteristics. Japanese equities returned 5.87% for the one year period ended November 30, 2019, as seen in the MSCI Japan JPY Index.

Global real estate, as represented by the Underlying Index, was generally positive in 2019. From a regional perspective, real estate in the Americas exhibited the highest average return as the FED decreased interest rates in a mid-cycle adjustment. Real estate development companies were the top performing segment for the fund while health care real estate investment trust (REIT) securities detracted the most from positive performance for the fund.

The top performing security in GRI, from the portfolio’s perspective in USD, was Segro PLC (SGRO LN), which returned 54.44% during the one year period ended November 30, 2019. In contrast, the worst performing security in the Fund, from the portfolio’s perspective in USD, was Park Hotels & Resorts Inc. (PK), which returned -17.62% for the one year period ended November 30, 2019. In summary, of the 82 securities held by the Fund throughout the one year period ended November 30, 2019, 66 holdings had a positive contribution to the Fund’s total return while 16 holdings had a negative contribution to the Fund’s total return.

1 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Performance Overview	November 30, 2019 (Unaudited)

Performance (as of November 30, 2019)

	1 Year	5 Year	10 Year	Since Inception^
Cohen & Steers Global Realty Majors ETF - NAV	13.00%	5.32%	8.71%	3.58%
Cohen & Steers Global Realty Majors ETF - Market Price*	13.02%	5.32%	8.71%	3.56%
Cohen & Steers Global Realty Majors® Index	13.84%	6.08%	9.50%	4.39%
FTSE EPRA/ NAREIT Developed Real Estate Index	15.67%	6.49%	9.57%	4.67%
S&P 500® Total Return Index	16.11%	10.98%	13.44%	9.60%

Total Expense Ratio (per the current Prospectus) 0.55%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.513.5856.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	Fund Inception May 7, 2008.
*	Market Price is based on the midpoint of the bid/ask spread at 4p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Risks of Investing in Real Estate Securities

Risks of investing in real estate securities are similar to those associated with direct investments in real estate, including falling property values due to increasing vacancies or declining rents resulting from economic, legal, political or technological developments, lack of liquidity, limited diversification and sensitivity to certain economic factors such as interest rate changes and market recessions. Foreign securities involve special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Some international securities may represent small- and medium-sized companies, which may be more susceptible to price volatility and less liquidity than larger companies.

Cohen & Steers Global Realty Majors® Index: A free-float adjusted, modified market capitalization-weighted index of global real estate equities. The modified market capitalization weighting approach and qualitative screening process emphasize those companies that, in the opinion of the Cohen & Steers investment committee, are leading the securitization of real estate globally.

FTSE EPRA/NAREIT Developed Real Estate Index: An unmanaged market-weighted total return index that consists of many companies from developed markets whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities.

S&P 500® Total Return Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. Total return assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Cohen & Steers Global Realty Majors ETF is not suitable for all investors. An investor should consider investment objectives, risks, charges and expenses carefully before investing. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Cohen & Steers Global Realty Majors ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Cohen & Steers.

2 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Performance Overview	November 30, 2019 (Unaudited)

Top 10 Holdings* (as of November 30, 2019)

Prologis, Inc.	4.25%
Equinix, Inc.	4.09%
American Tower Corp.	4.03%
Simon Property Group, Inc.	3.98%
Welltower, Inc.	3.23%
Public Storage	2.97%
AvalonBay Communities, Inc.	2.82%
Equity Residential	2.79%
Vonovia SE	2.66%
SBA Communications Corp.	2.51%
Total % of Top 10 Holdings	33.33%

*	% of Total Investments.

Future holdings are subject to change.

Country Allocation* (as of November 30, 2019)

United States	57.80%
Japan	10.10%
Hong Kong	8.39%
Australia	5.85%
Germany	4.98%
France	4.09%
United Kingdom	3.47%
Singapore	2.18%
Canada	1.66%
Sweden	0.52%
Switzerland	0.50%
Spain	0.29%
Brazil	0.17%
Total	100.00%

Growth of $10,000 (as of November 30, 2019)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Disclosure of Fund Expenses	November 30, 2019 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2019.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expense Ratio(a)	Expenses Paid During Period 6/1/19 - 11/30/19(b)
Cohen & Steers Global Realty Majors ETF
Actual	$1,000.00	$1,046.10	0.55%	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	0.55%	$2.79

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Report of Independent Registered Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Global Realty Majors ETF (the “Fund”), one of the funds constituting the ALPS ETF Trust, as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Realty Majors ETF of ALPS ETF Trust as of November 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2020

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

5 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
COMMON STOCKS (99.63%)
Australia (5.84%)
Dexus	54,380	$449,850
Goodman Group	80,394	805,887
Mirvac Group	198,570	452,632
Scentre Group, Ltd.	267,059	711,714
The GPT Group	96,679	402,170
Vicinity Centres	160,097	290,215
Total Australia		3,112,468

Brazil (0.17%)
Multiplan Empreendimentos Imobiliarios SA	13,534	92,449

Canada (1.66%)
Allied Properties Real Estate Investment Trust	5,816	233,814
Canadian Apartment Properties	8,020	334,735
RioCan Real Estate Investment Trust	15,289	312,387
Total Canada		880,936

France (4.08%)
Covivio	2,247	248,564
Gecina SA	2,735	472,502
Klepierre SA	10,426	374,142
Unibail-Rodamco-Westfield	6,900	1,078,778
Total France		2,173,986

Germany (4.97%)
alstria office REIT-AG	7,851	143,420
Deutsche Wohnen SE	17,997	702,938
LEG Immobilien AG	3,442	388,529
Vonovia SE	27,112	1,412,641
Total Germany		2,647,528

Hong Kong (8.38%)
China Overseas Land & Investment, Ltd.	187,000	627,060
CK Asset Holdings, Ltd.	127,500	847,752
Hang Lung Properties, Ltd.	95,000	194,655
Hongkong Land Holdings, Ltd.	58,200	320,100
Link REIT	105,164	1,074,720
Sun Hung Kai Properties, Ltd.	74,000	1,076,697
Wharf Real Estate Investment Co., Ltd.	58,000	321,926
Total Hong Kong		4,462,910

Japan (10.09%)
Japan Real Estate Investment Corp.	70	476,604
Japan Retail Fund Investment Corp.	131	298,467
Mitsubishi Estate Co., Ltd.	69,600	1,276,297
Mitsui Fudosan Co., Ltd.	49,600	1,234,334
Nippon Building Fund, Inc.	70	525,864

Security Description	Shares	Value
Japan (continued)
Nippon Prologis REIT, Inc.	117	$314,046
Nomura Real Estate Master Fund, Inc.	229	418,152
Sumitomo Realty & Development Co., Ltd.	23,800	829,585
Total Japan		5,373,349

Singapore (2.18%)
Ascendas Real Estate Investment Trust	150,105	327,079
CapitaLand Mall Trust	142,447	262,479
CapitaLand, Ltd.	125,600	337,970
City Developments, Ltd.	30,800	232,869
Total Singapore		1,160,397

Spain (0.29%)
Inmobiliaria Colonial Socimi SA	12,212	154,061

Sweden (0.52%)
Castellum AB	12,860	275,293

Switzerland (0.50%)
PSP Swiss Property AG	2,056	267,552

United Kingdom (3.47%)
British Land Co. PLC	47,095	350,584
Derwent London PLC	5,284	252,713
Hammerson PLC	38,444	147,766
Land Securities Group PLC	37,658	466,768
Segro PLC	54,429	629,310
Total United Kingdom		1,847,141

United States (57.48%)
Alexandria Real Estate Equities, Inc.	5,678	922,789
American Campus Communities, Inc.	6,881	330,563
American Tower Corp.	10,019	2,144,367
AvalonBay Communities, Inc.	6,997	1,500,227
Boston Properties, Inc.	7,184	995,271
Cousins Properties, Inc.	7,310	295,982
Digital Realty Trust, Inc.	10,434	1,261,992
Douglas Emmett, Inc.	8,215	362,035
Duke Realty Corp.	18,104	636,899
Equinix, Inc.	3,839	2,176,137
Equity LifeStyle Properties, Inc.	9,102	674,276
Equity Residential	17,446	1,484,655
Essex Property Trust, Inc.	3,288	1,026,448
Extra Space Storage, Inc.	6,407	679,462
Federal Realty Investment Trust	3,498	461,981
Host Hotels & Resorts, Inc.	36,509	638,542
Invitation Homes, Inc.	23,895	729,514
Kilroy Realty Corp.	4,631	385,484
National Retail Properties, Inc.	8,597	479,197
Prologis, Inc.	24,706	2,261,834
6 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
United States (continued)
Public Storage	7,507	$1,581,575
Realty Income Corp.	15,931	1,220,792
Regency Centers Corp.	8,371	544,450
SBA Communications Corp.	5,655	1,337,238
Simon Property Group, Inc.	14,004	2,117,545
SL Green Realty Corp.	4,118	351,389
UDR, Inc.	14,639	703,404
Ventas, Inc.	18,623	1,085,907
Vornado Realty Trust	7,938	512,557
Welltower, Inc.	20,294	1,716,264
Total United States		30,618,776

TOTAL COMMON STOCKS
(Cost $43,198,999)		53,066,846

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.24%)
State Street Institutional Treasury Plus Money Market Fund	1.56%	127,468	127,468
TOTAL SHORT TERM INVESTMENTS
(Cost $127,468)			127,468

TOTAL INVESTMENTS (99.87%)
(Cost $43,326,467)			$53,194,314
OTHER ASSETS IN EXCESS OF LIABILITIES (0.13%)			70,851
NET ASSETS - 100.00%			$53,265,165

See Notes to Financial Statements.

7 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Statement of Assets and Liabilities	November 30, 2019

ASSETS:
Investments, at value	$53,194,314
Foreign currency, at value (Cost $2,807)	2,812
Foreign tax reclaims	13,513
Dividends receivable	78,533
Total Assets	53,289,172

LIABILITIES:
Payable to adviser	24,007
Total Liabilities	24,007
NET ASSETS	$53,265,165

NET ASSETS CONSIST OF:
Paid-in capital	$49,166,573
Total distributable earnings	4,098,592
NET ASSETS	$53,265,165

INVESTMENTS, AT COST	$43,326,467

PRICING OF SHARES
Net Assets	$53,265,165
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,100,000
Net Asset Value, offering and redemption price per share	$48.42

See Notes to Financial Statements.

8 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Statement of Operations	For the Year Ended November 30, 2019

INVESTMENT INCOME:
Dividends(a)	$1,663,576
Total Investment Income	1,663,576

EXPENSES:
Investment adviser fees	294,592
Total Expenses	294,592
NET INVESTMENT INCOME	1,368,984

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	1,746,811
Net realized loss on foreign currency transactions	(2,791)
Total Net realized gain	1,744,020
Net change in unrealized appreciation on investments	3,448,282
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	534
Total net change in unrealized appreciation	3,448,816
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,192,836
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,561,820

(a)	Net of foreign tax withholding of $78,366.

See Notes to Financial Statements.

9 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
OPERATIONS:
Net investment income	$1,368,984	$1,604,135
Net realized gain	1,744,020	1,545,197
Net change in unrealized appreciation/depreciation	3,448,816	(2,489,161)
Net increase in net assets resulting from operations	6,561,820	660,171

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,634,862)	(2,627,653)
Total distributions	(1,634,862)	(2,627,653)

CAPITAL SHARE TRANSACTIONS:
Cost of shares redeemed	(6,883,881)	(10,860,609)
Net decrease from capital share transactions	(6,883,881)	(10,860,609)
Net decrease in net assets	(1,956,923)	(12,828,091)

NET ASSETS:
Beginning of year	55,222,088	68,050,179
End of year	$53,265,165	$55,222,088

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,250,000	1,500,000
Shares sold	–	–
Shares redeemed	(150,000)	(250,000)
Shares outstanding, end of period	1,100,000	1,250,000

See Notes to Financial Statements.

10 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$44.18	$45.37	$41.31	$42.25	$44.07

INCOME FROM OPERATIONS:
Net investment income(a)	1.19	1.17	0.75	1.24	1.41
Net realized and unrealized gain/(loss)	4.45	(0.53)	4.45	(0.90)	(1.57)
Total from investment operations	5.64	0.64	5.20	0.34	(0.16)

DISTRIBUTIONS:
From net investment income	(1.40)	(1.83)	(1.14)	(1.28)	(1.66)
Total distributions	(1.40)	(1.83)	(1.14)	(1.28)	(1.66)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.24	(1.19)	4.06	(0.94)	(1.82)
NET ASSET VALUE, END OF PERIOD	$48.42	$44.18	$45.37	$41.31	$42.25
TOTAL RETURN(b)	13.00%	1.47%	12.77%	0.61%	(0.38)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$53,265	$55,222	$68,050	$80,550	$99,298

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average
net assets	2.56%	2.67%	1.71%	2.86%	3.24%
Portfolio turnover rate(c)	10%	14%	10%	8%	7%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

11 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2019

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2019, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Cohen & Steers Global Realty Majors ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index (the “Underlying Index”). The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the "NYSE Arca"). The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

12 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2019

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2019:

Investments in Securities at Value	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Common Stocks*	$53,066,846	$–	$–	$53,066,846
Short Term Investments	127,468	–	–	127,468
TOTAL	$53,194,314	$–	$–	$53,194,314

*	For a detailed geographical breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

C. Foreign Securities

The Fund may directly purchase securities of non-U.S. issuers. Investing in securities of non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

13 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2019

D. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

F. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

G. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

H. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2019, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
Cohen & Steers Global Realty Majors ETF	$1,158,794	$(1,158,794)

14 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2019

The tax character of the distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

Ordinary Income
November 30, 2019
Cohen & Steers Global Realty Majors ETF	$1,634,862
November 30, 2018
Cohen & Steers Global Realty Majors ETF	$2,627,653

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Capital loss carryovers used during the year ended November 30, 2019, were $271,174

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2019, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Cohen & Steers Global Realty Majors ETF	$955,134	$3,344,205

As of November 30, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:

Undistributed net investment income	$471,105
Accumulated net realized loss on investments	(4,299,339)
Net unrealized appreciation on investments	7,926,826
Total	$4,098,592

As of November 30, 2019, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross appreciation (excess of value over tax cost)	$10,214,660
Gross depreciation (excess of tax cost over value)	(2,287,050)
Net depreciation on foreign currency transactions	(784)
Net unrealized appreciation (depreciation)	7,926,826
Cost of investments for income tax purposes	$45,266,704

The differences between book-basis and tax-basis are due to the deferral of losses from wash sales, Passive Foreign Investment Companies and partnerships.

I. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

J. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

15 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2019

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. As of November 30, 2019, the Fund had no securities on loan.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

16 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2019

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Purchases	Sales
$5,569,391	$5,730,258

For the year ended November 30, 2019, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$–	$6,848,458

For the year ended November 30, 2019, the Cohen and Steers Global Realty Majors ETF had in-kind net realized gains of $1,413,904.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. SUBSEQUENT EVENT

On January 2, 2020, the Fund changed its name to ALPS REIT Dividend Dogs ETF and the Fund’s ticker symbol changed from GRI to RDOG. ALPS REIT Dividend Dogs ETF seeks investment results that replicate as closely as possible, before fees and expenses, the performance of an index called S-Network REIT Dividend Dogs Index (the "New Underlying Index"). The New Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying REITS in the S-Network US Composite REIT Index, a universe of mainly REITS listed in the U.S., on a segment-by-segment basis. ALPS REIT Dividend Dogs ETF will normally invest at least 90% of its total assets in common stocks and other equity securities (which may include REITs, ADRS, ADSs and GDRs) that comprise the New Underlying Index. In addition, the Fund's management fee changed from 0.55% to 0.35%.

17 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Additional Information	November 30, 2019 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q or as an exhibit to its report on Form N-PORT. Forms N-Q or N-PORT reports for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q or N-PORT reports are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2018:

	Qualified Dividend Income	Dividend Received Deduction
Cohen and Steers Global Realty Majors ETF	39.21%	0.00%

In early 2019, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2018 via Form 1099. The Fund will notify shareholders in early 2020 of amounts paid to them by the Fund, if any, during the calendar year 2019.

LICENSING AGREEMENT

Cohen & Steers is the Index Provider for the Cohen & Steers Global Realty Majors ETF. Cohen & Steers is not affiliated with the Trust, the Adviser or the Distributor. ALPS, an affiliate of the Adviser, and the Trust have entered into a license agreement with Cohen & Steers to use the Index.

THE FUND IS NOT SPONSORED, MANAGED OR ADVISED BY COHEN & STEERS CAPTIAL MANAGEMENT, INC. (“C&S”). C&S MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX TO TRACK PERFORMANCE OF A MARKET OR SECTOR. C&S’S ONLY RELATIONSHIP TO ALPS IS IN RELATION TO THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF C&S AND OF ONE OR MORE C&S INDEXES, INCLUDING THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY C&S WITHOUT REGARD TO ALPS OR THE FUND. C&S HAS NO OBLIGATION TO TAKE THE NEEDS OF ALPS, THE FUND OR THE FUND SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX. C&S IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE TIMING OF THE ISSUANCE OR SALE OF FUND SHARES OR IN THE DETERMINATION OR CALCULATION OF THE VALUATION OF THE FUND’S ASSETS. C&S HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR PORTFOLIO MANAGEMENT OF THE FUND. C&S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN AND C&S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. C&S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS, THE FUND, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN. C&S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF USE WITH RESPECT TO THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL C&S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Advisor does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Advisor shall have no liability for any errors, omissions or interruptions therein. The Advisor makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Advisor makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

18 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2019 (Unaudited)

At an in-person meeting held on June 3, 2019, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Cohen & Steers Global Realty Majors ETF (the “Fund”)1. The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to the Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Independent Trustees reviewed information on the performance of the Fund and its benchmark. The Independent Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Independent Trustees noted the following:

The gross management fee rate for the Fund is higher than the median of its FUSE expense group. The Fund’s net expense ratio, however, is slightly above the median of its FUSE expense group.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Independent Trustees reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew the Investment Advisory Agreement, the Independent Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

[1]	On January 2, 2020, the Fund was redesignated as ALPS REIT Dividend Dogs ETF, among other changes. The discussion herein reflects the continuance of the Investment Advisory Agreement for the Fund from the meeting held on June 3, 2019 prior to various subsequent changes to the Fund that took effect on January 2, 2020.

19 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Trustees & Officers	November 30, 2019 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	33	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund) and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	33	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund.
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 – present; Board Member, Prosci Inc. (private business services) 2013 – 2016; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015 – present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for-profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	17	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Trustees & Officers	November 30, 2019 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AFS”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke retired from ALPS in June 2019.	28	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (31 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Trustee is deemed an interested person of the Fund as defined under the 1940 Act.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

21 | November 30, 2019

Cohen & Steers Global Realty Majors ETF

Trustees & Officers	November 30, 2019 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Bradley Swenson, 1972	President	Since June 2019	Mr. Swenson joined ALPS in 2004 and currently serves as President of AFS (since 2019) and also Chief Operating Officer of AFS (since 2015). He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust, Reaves Utility Income Fund and ALPS Series Trust. From 2004 – 2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson is registered with FINRA, holding a Series 6, 26 and 27.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula previously served as the Trust’s interim Chief Compliance Officer from September 2019 to December 2019. Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as Treasurer of Boulder Growth & Income Fund, Inc. and as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.
Richard C. Noyes, 1970	Secretary	Since September 2019	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of AFS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013 – 2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008 – 2013). Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

22 | November 30, 2019

Intentionally Left Blank

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2019

RiverFront Dynamic Core Income ETF (NYSE ARCA: RFCI)

RiverFront Dynamic Unconstrained Income ETF (NYSE ARCA: RFUN)

RiverFront Dynamic US Dividend Advantage ETF (NYSE ARCA: RFDA)

RiverFront Dynamic US Flex-Cap ETF (NYSE ARCA: RFFC)

RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview

RiverFront Dynamic Core Income ETF	1
RiverFront Dynamic Unconstrained Income ETF	4
RiverFront Dynamic US Dividend Advantage ETF	7
RiverFront Dynamic US Flex-Cap ETF	10
RiverFront Strategic Income Fund	13
Disclosure of Fund Expenses	16
Report of Independent Registered Public Accounting Firm	17
Financial Statements
Schedule of Investments
RiverFront Dynamic Core Income ETF	18
RiverFront Dynamic Unconstrained Income ETF	24
RiverFront Dynamic US Dividend Advantage ETF	28
RiverFront Dynamic US Flex-Cap ETF	30
RiverFront Strategic Income Fund	32
Statement of Assets and Liabilities	35
Statement of Operations	36
Statements of Changes in Net Assets
RiverFront Dynamic Core Income ETF	37
RiverFront Dynamic Unconstrained Income ETF	38
RiverFront Dynamic US Dividend Advantage ETF	39
RiverFront Dynamic US Flex-Cap ETF	40
RiverFront Strategic Income Fund	41
Financial Highlights	42
Notes to Financial Statements	47
Additional Information	56
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	57
Trustees & Officers	59

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

RiverFront Dynamic Core Income ETF

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

RiverFront Dynamic Core Income ETF (the “Fund” or "RFCI") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

Market Outlook

Global equity markets experienced the full range of emotions during the fiscal year ending November 30, 2019, leaving investors wary despite the double-digit overall gains racked up by both the equity and bond markets during this period.

Led by the U.S., markets around the world collapsed in the fall, as concerns over global trade and federal policy gripped investors in a pessimistic wave of recession fears. In retrospect, however, the meltdown in the fourth quarter of 2018 turned out to be the pessimistic crescendo for the year. Global markets staged a powerful rally in the first quarter and kept grinding generally higher throughout the rest of the fiscal year, as the U.S. Federal Reserve reversed their tightening stance and cut interest rates three times, starting at the end of July. By the end of October, U.S. large-caps had forged new all-time highs, while international stocks had broken up through important resistance levels and showed increasing signs of relative strength.

Staring into 2020, global stocks look poised to continue to climb this 'wall of worry', in our opinion; while trade, political and economic concerns still dominate in a slower-growth environment, central banks are still highly accommodative, market trends appear positive, inflation still appears contained, and the sentiment for stocks still appears muted compared to typical market peaks. These factors are providing an investment backdrop that is still conducive to further equity gains, in our opinion, though there is likely to be further volatility as U.S. investors turn their attention to the looming 2020 presidential election.

2019 Performance Attribution

The Fund underperformed its benchmark for the twelve-month period ended November 30, 2019, based upon its return at NAV. The underperformance of the Fund relative to its benchmark was primarily due to the Fund’s selection within investment grade bonds as well as an overweight to cash throughout the period.

Negative Contributors:

•	Selection within Investment Grade (or "IG") Corporates – During the attribution period, IG credit spreads tightened 34 basis points as credit concerns faded. As such, the ICE BAML US Corporate Index was up over 15% for this time period and spreads tightened to 111 basis points. However, the Fund had most of its corporate bond allocation in short-duration securities, which underperformed longer corporates as the 10-year U.S. Treasury yield fell 121 basis points to 1.78%.

•	Overweight Cash – The Fund maintained an overweight to cash throughout this time period. With a flat yield curve, there was little incentive to take additional credit risk or extend maturities. However, as spreads tightened and rates fell, the Fund did not participate in full due to the elevated cash levels.

Positive Contributors:

•	Overweight to IG Corporates – The Fund benefited from an overweight allocation to corporate bonds. Despite the negative selection from holding shorter-term maturities, the larger position to the sector added to overall performance.

•	Selection within U.S. Treasuries – The Fund held longer dated U.S. Treasury securities which benefited as interest rates fell. This allocation was used for portfolio protection to offset the credit risk associated with our overweight to corporate bonds.

Performance (as of November 30, 2019)

	1 Year	Since Inception^
RiverFront Dynamic Core Income ETF – NAV	10.22%	2.71%
RiverFront Dynamic Core Income ETF – Market Price*	10.13%	2.69%
Bloomberg Barclays U.S. Aggregate Bond Total Return Index	10.79%	2.95%

Total Expense Ratio (per the current prospectus) 0.53%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

1 | November 30, 2019

RiverFront Dynamic Core Income ETF

Performance Overview	November 30, 2019 (Unaudited)

^	The Fund commenced operations on June 14, 2016.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Bloomberg Barclays U.S. Aggregate Bond Total Return Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic Core Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Core Income ETF.

2 | November 30, 2019

RiverFront Dynamic Core Income ETF

Performance Overview	November 30, 2019 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2019)

United States Treasury Bond 2.75%, 2/15/2028	6.73%
United States Treasury Note 3.00% 10/31/2025	3.36%
United States Treasury Note 2.88% 11/15/2021	3.20%
United States Treasury Strip Principal 08/15/2039	2.49%
United States Treasury Strip Principal 02/15/2038	2.18%
United States Treasury Note 2.88% 10/31/2023	1.96%
United States Treasury Strip Principal 05/15/2048	1.33%
United States Treasury Bond 2.75% 11/15/2047	1.32%
United States Treasury Bond 3.88% 08/15/2040	1.14%
United States Treasury Strip Principal 11/15/2046	1.03%
Total % of Top 10 Holdings	24.74%

*	% of Total Investments.
^	Excludes Money Market Fund

Future holdings are subject to change.

Asset Allocation* (as of November 30, 2019)

Growth of $10,000 (as of November 30, 2019)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2019

RiverFront Dynamic Unconstrained Income ETF

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

RiverFront Dynamic Unconstrained Income ETF (the “Fund” or "RFUN") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

Market Outlook

Global equity markets experienced the full range of emotions during the fiscal year ending November 30, 2019, leaving investors wary despite the double-digit overall gains racked up by both the equity and bond markets during this period.

Led by the U.S., markets around the world collapsed in the fall, as concerns over global trade and federal policy gripped investors in a pessimistic wave of recession fears. In retrospect, however, the meltdown in the fourth quarter of 2018 turned out to be the pessimistic crescendo for the year. Global markets staged a powerful rally in the first quarter and kept grinding generally higher throughout the rest of the fiscal year, as the U.S. Federal Reserve reversed their tightening stance and cut interest rates three times, starting at the end of July. By the end of October, U.S. large-caps had forged new all-time highs, while international stocks had broken up through important resistance levels and showed increasing signs of relative strength.

Staring into 2020, global stocks look poised to continue to climb this 'wall of worry', in our opinion; while trade, political and economic concerns still dominate in a slower-growth environment, central banks are still highly accommodative, market trends appear positive, inflation still appears contained, and the sentiment for stocks still appears muted compared to typical market peaks. These factors are providing an investment backdrop that is still conducive to further equity gains, in our opinion, though there is likely to be further volatility as U.S. investors turn their attention to the looming 2020 presidential election.

2019 Performance Attribution

The Fund underperformed its benchmark over the twelve-month period ended November 30, 2019, based upon its return at NAV. The underperformance of the Fund was primarily due to its higher credit quality and overweight to cash. We believe that this higher quality strategy will outperform over a full credit cycle however, due to the lower historical defaults on higher quality bonds.

Negative Contributors:

•	Quality Bias and Cash Overweight: The Fund was at a yield disadvantage relative to the benchmark for most of the year. As credit spreads tightened, we increased the overall credit quality of the portfolio. Furthermore, the Fund maintained an overweight to cash which also dragged on performance.

Positive Contributors:

•	Security Selection Within Energy: Security selection was a positive contributor within energy. In general, the Fund held higher-quality positions in the sector, which was one of the worst performing groups in 2019.

2020 Outlook

We believe that fixed income returns next year will be much more muted than they were last year. The starting Treasury yield and corporate bond spreads dictate that a repeat of last year’s returns is unlikely. We begin this new fiscal year with Treasury yields over 100 basis points lower than they were a year ago. In addition, investment grade corporate bond and high yield bond spreads are both about 30 basis points lower than they were. It would likely take a recession/deflation scare for Treasury yields to repeat last year’s drop.

Performance (as of November 30, 2019)

	1 Year	Since Inception^
RiverFront Dynamic Unconstrained Income ETF – NAV	9.15%	5.53%
RiverFront Dynamic Unconstrained Income ETF – Market Price*	9.51%	5.51%
ICE BofAML U.S. High Yield Master II Total Return Index	9.61%	7.14%

Total Expense Ratio (per the current prospectus) 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

4 | November 30, 2019

RiverFront Dynamic Unconstrained Income ETF

Performance Overview	November 30, 2019 (Unaudited)

^	The Fund commenced operations on June 14, 2016.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

ICE BofAML U.S. High Yield Master II Total Return Index tracks the performance of below-investment grade U.S. dollar-denominated corporate bonds issued in the U.S. Domestic market. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic Unconstrained Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Unconstrained Income ETF.

5 | November 30, 2019

RiverFront Dynamic Unconstrained Income ETF

Performance Overview	November 30, 2019 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2019)

CIT Group, Inc.	1.46%
CenturyLink, Inc.	1.41%
Altice Financing SA	1.35%
United Rentals North America, Inc.	1.32%
Hanesbrands, Inc.	1.31%
Spectrum Brands, Inc.	1.29%
T-Mobile USA, Inc.	1.15%
HCA, Inc.	1.09%
Sprint Communications, Inc.	0.97%
Ally Financial, Inc.	0.95%
Total % of Top 10 Holdings	12.30%

*	% of Total Investments.
^	Excludes Money Market Fund

Future holdings are subject to change.

Asset Allocation* (as of November 30, 2019)

Growth of $10,000 (as of November 30, 2019)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2019

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

RiverFront Dynamic US Dividend Advantage ETF (the “Fund” or "RFDA") seeks to provide capital appreciation and dividend income. Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies with the potential for dividend growth. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Market Outlook

Global equity markets experienced the full range of emotions during the fiscal year ending November 30, 2019, leaving investors wary despite the double-digit overall gains racked up by both the equity and bond markets during this period.

Led by the U.S., markets around the world collapsed in the fall, as concerns over global trade and federal policy gripped investors in a pessimistic wave of recession fears. In retrospect, however, the meltdown in the fourth quarter of 2018 turned out to be the pessimistic crescendo for the year. Global markets staged a powerful rally in the first quarter and kept grinding generally higher throughout the rest of the fiscal year, as the U.S. Federal Reserve reversed their tightening stance and cut interest rates three times, starting at the end of July. By the end of October, U.S. large-caps had forged new all-time highs, while international stocks had broken up through important resistance levels and showed increasing signs of relative strength.

Staring into 2020, global stocks look poised to continue to climb this 'wall of worry', in our opinion; while trade, political and economic concerns still dominate in a slower-growth environment, central banks are still highly accommodative, market trends appear positive, inflation still appears contained, and the sentiment for stocks still appears muted compared to typical market peaks. These factors are providing an investment backdrop that is still conducive to further equity gains, in our opinion, though there is likely to be further volatility as U.S. investors turn their attention to the looming 2020 presidential election.

2019 Performance Attribution

Broadly, the Fund underperformed its benchmark during the twelve-month period ended November 30, 2019 due to allocation and selection decisions.

1.	Sector Allocation: The sector allocations in RFDA are determined through a bottoms-up process that ranks stocks on three fundamental cornerstones: value, quality and momentum/sentiment. If a sector produces more highly ranked stocks relative to another sector, that sector’s allocation is allowed to exceed its benchmark by a tolerable level, and vice versa. Sector allocation was a slightly negative contributor for the Fund in fiscal year 2019.

a.	Positive contributors: The underweights to consumer non-cyclicals and non-energy materials and an overweight to utilities were positive contributors.

b.	Negative contributors: The portfolio’s underweight to business services and frictional cash and over-weighted exposure to energy negatively impacted portfolio returns.

2.	Security Selection: The investment selection process behind the Fund is built on making a number of security selection choices. This means that there are rarely just one or two things contributing to the returns in the Fund. In fiscal year 2019, our equity selection posted negative results in aggregate. A few of the top themes that contributed most to performance in the fiscal year were:

a.	Positive contributors: Security selection in consumer cyclicals, technology and healthcare were additive.

b.	Negative contributors: Security selection in financials, consumer services and consumer non-cyclicals detracted from returns.

Performance (as of November 30, 2019)

	1 Year	Since Inception^
RiverFront Dynamic US Dividend Advantage ETF – NAV	11.29%	11.27%
RiverFront Dynamic US Dividend Advantage ETF – Market Price*	11.43%	11.28%
S&P 500® Total Return Index	16.11%	14.38%

Total Expense Ratio (per the current prospectus) 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

7 | November 30, 2019

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2019 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Dividend Advantage ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Dividend Advantage ETF.

8 | November 30, 2019

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2019 (Unaudited)

Top 10 Holdings* (as of November 30, 2019)

Microsoft Corp.	5.53%
Apple, Inc.	5.22%
Amazon.com, Inc.	2.86%
JPMorgan Chase & Co.	2.53%
Chevron Corp.	2.05%
Johnson & Johnson	1.94%
AT&T, Inc.	1.73%
Bank of America Corp.	1.71%
Home Depot, Inc.	1.67%
Procter & Gamble Co.	1.66%
Total % of Top 10 Holdings	26.90%

*	% of Total Investments.

Future holdings are subject to change.

Asset Allocation* (as of November 30, 2019)

Growth of $10,000 (as of November 30, 2019)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2019

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

RiverFront Dynamic US Flex-Cap ETF (the “Fund” or "RFFC") seeks to provide capital appreciation. Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Market Outlook

Global equity markets experienced the full range of emotions during the fiscal year ending November 30, 2019, leaving investors wary despite the double-digit overall gains racked up by both the equity and bond markets during this period.

Led by the U.S., markets around the world collapsed in the fall, as concerns over global trade and federal policy gripped investors in a pessimistic wave of recession fears. In retrospect, however, the meltdown in the fourth quarter of 2018 turned out to be the pessimistic crescendo for the year. Global markets staged a powerful rally in the first quarter and kept grinding generally higher throughout the rest of the fiscal year, as the U.S. Federal Reserve reversed their tightening stance and cut interest rates three times, starting at the end of July. By the end of October, U.S. large-caps had forged new all-time highs, while international stocks had broken up through important resistance levels and showed increasing signs of relative strength.

Staring into 2020, global stocks look poised to continue to climb this 'wall of worry', in our opinion; while trade, political and economic concerns still dominate in a slower-growth environment, central banks are still highly accommodative, market trends appear positive, inflation still appears contained, and the sentiment for stocks still appears muted compared to typical market peaks. These factors are providing an investment backdrop that is still conducive to further equity gains, in our opinion, though there is likely to be further volatility as U.S. investors turn their attention to the looming 2020 presidential election.

2019 Performance Attribution

Broadly, the Fund underperformed its benchmark during the twelve-month period ended November 30, 2019 due to both allocation and selection decisions.

1.	Sector Allocation: The sector allocations in the Fund are determined through a bottoms-up process that ranks stocks on three fundamental cornerstones: value, quality and momentum/sentiment. If a sector produces more highly ranked stocks relative to another sector, that sector’s allocation is allowed to exceed its benchmark by a tolerable level, and vice versa. Sector allocation was a slightly negative contributor for the Fund in fiscal year 2019.

a.	Positive contributors: The over-weight to utilities and underweight to technology and healthcare were positive contributors.

b.	Negative contributors: The portfolio’s over-weights to energy and non-energy materials and underweight to financials negatively impacted portfolio returns.

2.	Security Selection: The investment selection process behind the Fund is built on making a number of security selection choices. This means that there are rarely just one or two things contributing to the returns in the Fund. In fiscal year 2019, an equity selection posted negative results in aggregate. A few of the top themes that contributed most to performance in the year were:

a.	Positive contributors: Security selection in industrials, energy, and technology were net positives.

b.	Negative contributors: Security selection in finance, consumer cyclicals, and consumer services were detractors.

Performance (as of November 30, 2019)

	1 Year	Since Inception^
RiverFront Dynamic US Flex-Cap ETF – NAV	7.49%	11.04%
RiverFront Dynamic US Flex-Cap ETF – Market Price*	7.48%	11.05%
S&P Composite 1500® Total Return Index	15.31%	14.03%

Total Expense Ratio (per the current prospectus) 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

10 | November 30, 2019

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	November 30, 2019 (Unaudited)

^	The Fund commenced operations on June 7, 2016.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

S&P Composite 1500® Total Return Index is the Standard & Poor’s broad-based unmanaged capitalization-weighted index comprising 1,500 stocks of Large-cap, Mid-cap, and Small-cap U.S. companies. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Flex-Cap ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Flex-Cap ETF.

11 | November 30, 2019

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	November 30, 2019 (Unaudited)

Top 10 Holdings* (as of November 30, 2019)

Apple, Inc.	4.04%
Microsoft Corp.	3.98%
Alphabet, Inc.	3.32%
Amazon.com, Inc.	2.68%
Facebook, Inc.	1.94%
JPMorgan Chase & Co.	1.82%
Johnson & Johnson	1.54%
Berkshire Hathaway, Inc.	1.41%
Exxon Mobil Corp.	1.29%
Home Depot, Inc.	1.13%
Total % of Top 10 Holdings	23.15%

*	% of Total Investments.

Future holdings are subject to change.

Asset Allocation* (as of November 30, 2019)

Growth of $10,000 (as of November 30, 2019)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12 | November 30, 2019

RiverFront Strategic Income Fund

Performance Overview	November 30, 2019 (Unaudited)

Investment Objective

The RiverFront Strategic Income Fund (the “Fund” or "RIGS") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors.

Market Outlook

Global equity markets experienced the full range of emotions during the fiscal year ending November 30, 2019, leaving investors wary despite the double-digit overall gains racked up by both the equity and bond markets during this period.

Led by the U.S., markets around the world collapsed in the fall, as concerns over global trade and federal policy gripped investors in a pessimistic wave of recession fears. In retrospect, however, the meltdown in the fourth quarter of 2018 turned out to be the pessimistic crescendo for the year. Global markets staged a powerful rally in the first quarter and kept grinding generally higher throughout the rest of the fiscal year, as the U.S. Federal Reserve reversed their tightening stance and cut interest rates three times, starting at the end of July. By the end of October, U.S. large-caps had forged new all-time highs, while international stocks had broken up through important resistance levels and showed increasing signs of relative strength.

Staring into 2020, global stocks look poised to continue to climb this 'wall of worry', in our opinion; while trade, political and economic concerns still dominate in a slower-growth environment, central banks are still highly accommodative, market trends appear positive, inflation still appears contained, and the sentiment for stocks still appears muted compared to typical market peaks. These factors are providing an investment backdrop that is still conducive to further equity gains, in our opinion, though there is likely to be further volatility as U.S. investors turn their attention to the looming 2020 presidential election.

2019 Performance Attribution

The Fund underperformed its benchmark for the twelve-month period ending November 30, 2019. The underperformance was primarily due to the Fund's shorter duration.

Negative Contributors:

•	Shorter Duration – Throughout the course of the 12-month period, the Fund maintained a shorter duration than its benchmark and was primarily invested in bonds with maturities of less than 5 years. The shorter duration negatively impacted performance as interest rates fell significantly over the past year.

Positive Contributors:

•	Quality Bias in High Yield Security Selection – The 12-month returns for the different rating categories within the high yield universe, based upon ICE BofAML High Yield Indices, were as follows: BB-rated (12.7%), B-rated 9.2%, CCC-rated -1.3%. The portfolio maintained an average credit quality of BB-rated over the past year.

Performance (as of November 30, 2019)

	1 Year	5 Year	Since Inception^
RiverFront Strategic Income Fund – NAV	5.96%	3.99%	4.21%
RiverFront Strategic Income Fund – Market Price*	6.31%	4.03%	4.24%
Bloomberg Barclays U.S. Aggregate Bond Total Return Index	10.79%	3.08%	3.43%

Total Expense Ratio (per the current prospectus) 0.48%. The Fund’s management fees consist of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on October 8, 2013.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times

13 | November 30, 2019

RiverFront Strategic Income Fund

Performance Overview	November 30, 2019 (Unaudited)

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Bloomberg Barclays U.S. Aggregate Bond Total Return Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Strategic Income Fund is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the RiverFront Strategic Income Fund.

14 | November 30, 2019

RiverFront Strategic Income Fund

Performance Overview November 30, 2019 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2019)

Sprint Communications, Inc.	1.46%
CIT Group, Inc.	1.46%
Park Aerospace Holdings, Ltd.	1.43%
WESCO Distribution, Inc.	1.38%
T-Mobile USA, Inc.	1.37%
EMC Corp.	1.32%
CenturyLink, Inc.	1.30%
Energy Transfer Operating LP	1.28%
Marathon Petroleum Corp.	1.26%
WR Grace & Co.-Conn	1.25%
Total % of Top 10 Holdings	13.51%

*	% of Total Investments.
^	Excludes Money Market Fund

Future holdings are subject to change.

Asset Allocation* (as of November 30, 2019)

Growth of $10,000 (as of November 30, 2019)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15 | November 30, 2019

RiverFront ETFs

Disclosure of Fund Expenses	November 30, 2019 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2019.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expense Ratio(a)	Expenses Paid During Period 6/1/19 - 11/30/19(b)
RiverFront Dynamic Core Income ETF
Actual	$1,000.00	$1,034.00	0.51%	$2.60
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	0.51%	$2.59
RiverFront Dynamic Unconstrained Income ETF
Actual	$1,000.00	$1,045.00	0.51%	$2.61
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	0.51%	$2.59
RiverFront Dynamic US Dividend Advantage ETF
Actual	$1,000.00	$1,134.80	0.52%	$2.78
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	0.52%	$2.64
RiverFront Dynamic US Flex-Cap ETF
Actual	$1,000.00	$1,127.90	0.52%	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	0.52%	$2.64
RiverFront Strategic Income Fund
Actual	$1,000.00	$1,025.70	0.46%	$2.34
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	0.46%	$2.33

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

16 | November 30, 2019

RiverFront ETFs

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverFront Dynamic Core Income ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF and RiverFront Strategic Income Fund (the “Funds”), five of the funds constituting the ALPS ETF Trust, as of November 30, 2019; the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for RiverFront Strategic Income Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for RiverFront Dynamic Core Income ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the five funds listed above constituting ALPS ETF Trust as of November 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the ALPS ETF Trust	Statements of Operation	Statements of Changes in Net Assets	Financial Highlights
RiverFront Dynamic Core Income ETF RiverFront Dynamic Unconstrained Income ETF	For the year ended November 30, 2019	For the years ended November 30, 2019 and 2018	For the years ended November 30, 2019, 2018, 2017, and for the period June 14, 2016 (commencement of operations) to November 30, 2016
RiverFront Dynamic US Dividend Advantage ETF RiverFront Dynamic US Flex-Cap ETF	For the year ended November 30, 2019	For the years ended November 30, 2019 and 2018	For the years ended November 30, 2019, 2018, 2017 and for the period June 7, 2016 (commencement of operations) to November 30, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2020

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

17 | November 30, 2019

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2019

Security Description	Principal Amount	Value
CORPORATE BONDS (59.46%)
Communications (3.82%)
Alphabet, Inc.
2.00%, 08/15/2026	$246,000	$245,478
AT&T, Inc.
3.40%, 05/15/2025	164,000	171,361
4.10%, 02/15/2028	419,000	453,641
CBS Corp.
2.50%, 02/15/2023	132,000	132,878
3.50%, 01/15/2025	449,000	467,617
3.70%, 06/01/2028	45,000	46,979
Charter Communications Operating LLC / Charter Communications Operating Capital
3.58%, 07/23/2020	328,000	330,395
Comcast Corp.
3.60%, 03/01/2024	88,000	93,247
3.55%, 05/01/2028	246,000	265,817
4.15%, 10/15/2028	164,000	185,035
Discovery Communications LLC
2.95%, 03/20/2023	164,000	167,069
3.95%, 03/20/2028	164,000	173,425
Lamar Media Corp.
5.00%, 05/01/2023	328,000	334,557
5.38%, 01/15/2024	164,000	168,098
Level 3 Financing, Inc.
5.13%, 05/01/2023	72,000	72,719
Time Warner Cable LLC
5.00%, 02/01/2020	327,000	328,346
4.00%, 09/01/2021	107,000	109,581
T-Mobile USA, Inc.
4.00%, 04/15/2022	246,000	253,993
TWDC Enterprises 18 Corp.
2.45%, 03/04/2022	82,000	83,324
3.15%, 09/17/2025	49,000	52,135
VeriSign, Inc.
4.63%, 05/01/2023	246,000	250,610
Verizon Communications, Inc.
3.38%, 02/15/2025	27,000	28,539
3M US L + 1.10%,
05/15/2025(a)	139,000	141,682
4.33%, 09/21/2028	246,000	279,234
4.02%, 12/03/2029	138,000	154,012
Walt Disney Co.
3.00%, 09/15/2022(b)	164,000	169,155
Total Communications		5,158,927

Consumer Discretionary (4.66%)
Alibaba Group Holding, Ltd.
3.60%, 11/28/2024	328,000	344,856
3.40%, 12/06/2027	246,000	255,685
Amazon.com, Inc.
3.15%, 08/22/2027	487,000	517,904
American Honda Finance Corp.
2.60%, 11/16/2022	182,000	185,260
Security Description	Principal Amount	Value
Consumer Discretionary (continued)
Aramark Services, Inc.
5.13%, 01/15/2024	$266,000	$274,310
Delta Air Lines, Inc.
3.40%, 04/19/2021	246,000	249,204
eBay, Inc.
2.88%, 08/01/2021	164,000	166,024
3.45%, 08/01/2024	164,000	171,329
Ford Motor Credit Co. LLC
3M US L + 1.00%,
01/09/2020(a)	246,000	246,191
General Motors Financial Co., Inc.
3.20%, 07/13/2020	132,000	132,705
4.38%, 09/25/2021	82,000	84,845
3.70%, 05/09/2023	419,000	431,387
Goodyear Tire & Rubber Co.
5.13%, 11/15/2023	246,000	248,458
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.63%, 04/01/2025	82,000	84,494
Home Depot, Inc.
2.70%, 04/01/2023	328,000	336,723
Lowe's Cos., Inc.
2.50%, 04/15/2026	164,000	164,758
3.10%, 05/03/2027	164,000	170,420
Marriott International, Inc.
4.00%, 04/15/2028	214,000	230,090
McDonald's Corp.
3.70%, 01/30/2026	246,000	264,731
3.50%, 03/01/2027	82,000	87,698
Service Corp. International
5.38%, 05/15/2024	246,000	253,993
Starbucks Corp.
3.85%, 10/01/2023	246,000	261,766
TJX Cos., Inc.
2.75%, 06/15/2021	82,000	83,004
Toyota Motor Corp.
3.42%, 07/20/2023	592,000	621,314
Toyota Motor Credit Corp.
3M US L + 0.39%,
01/11/2023(a)	246,000	245,454
3.20%, 01/11/2027	164,000	174,623
Total Consumer Discretionary		6,287,226

Consumer Staples (1.91%)
Anheuser-Busch InBev
Worldwide, Inc.
4.00%, 04/13/2028	164,000	181,043
Constellation Brands, Inc.
2.70%, 05/09/2022	82,000	83,087
4.25%, 05/01/2023	246,000	262,336
4.75%, 12/01/2025	82,000	91,932
Kroger Co.
3.70%, 08/01/2027	83,000	88,905

See Notes to Financial Statements.

18 | November 30, 2019

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2019

Security Description	Principal Amount	Value
Consumer Staples (continued)
PepsiCo, Inc.
1.70%, 10/06/2021	$592,000	$591,680
3.10%, 07/17/2022	246,000	253,782
Procter & Gamble Co.
2.45%, 11/03/2026	246,000	252,977
Walmart, Inc.
3.40%, 06/26/2023	225,000	236,344
3.30%, 04/22/2024	246,000	258,825
3.70%, 06/26/2028	246,000	272,204
Total Consumer Staples		2,573,115

Energy (6.87%)
BP Capital Markets America, Inc.
3.25%, 05/06/2022	838,000	865,029
BP Capital Markets PLC
3.51%, 03/17/2025	214,000	227,943
3.72%, 11/28/2028	164,000	178,671
Chevron Corp.
2.90%, 03/03/2024	419,000	435,070
3.33%, 11/17/2025	246,000	263,085
2.95%, 05/16/2026	235,000	247,309
Concho Resources, Inc.
3.75%, 10/01/2027	164,000	169,936
ConocoPhillips Co.
4.95%, 03/15/2026	164,000	189,232
Continental Resources, Inc.
4.50%, 04/15/2023	246,000	256,599
3.80%, 06/01/2024	246,000	251,967
DCP Midstream Operating LP
5.35%, 03/15/2020(b)	164,000	164,896
Energy Transfer Operating LP
3.60%, 02/01/2023	142,000	145,270
4.25%, 03/15/2023	35,000	36,409
Enterprise Products Operating LLC
3.35%, 03/15/2023	419,000	432,964
Exxon Mobil Corp.
2.22%, 03/01/2021	419,000	421,199
3.04%, 03/01/2026	592,000	623,895
Halliburton Co.
3.80%, 11/15/2025	164,000	173,007
Kinder Morgan Energy Partners LP
4.25%, 09/01/2024	246,000	262,674
Kinder Morgan, Inc.
3.05%, 12/01/2019	419,000	419,000
Marathon Oil Corp.
4.40%, 07/15/2027	47,000	50,640
Marathon Petroleum Corp.
3.80%, 04/01/2028	164,000	172,629
MPLX LP
4.50%, 07/15/2023	214,000	226,988
5.25%, 01/15/2025(b)	261,000	274,084
Nabors Industries, Inc.
5.00%, 09/15/2020	52,000	51,850
Newfield Exploration Co.
5.63%, 07/01/2024	246,000	268,715
Security Description	Principal Amount	Value
Energy (continued)
ONEOK Partners LP
3.38%, 10/01/2022	$419,000	$429,591
Sabine Pass Liquefaction LLC
5.63%, 02/01/2021	82,000	84,380
5.63%, 04/15/2023	328,000	356,493
5.75%, 05/15/2024	164,000	182,722
Schlumberger Investment SA
3.65%, 12/01/2023	674,000	709,491
Shell International Finance BV
2.88%, 05/10/2026	246,000	255,068
Williams Cos., Inc.
4.55%, 06/24/2024	164,000	175,664
3.90%, 01/15/2025	259,000	270,126
Total Energy		9,272,596

Financials (23.53%)
Aflac, Inc.
3.63%, 11/15/2024	328,000	349,821
Aircastle, Ltd.
5.50%, 02/15/2022	328,000	349,029
Ally Financial, Inc.
4.13%, 02/13/2022	610,000	628,970
American Express Credit Corp.
2.25%, 05/05/2021	328,000	329,628
American International Group, Inc.
4.13%, 02/15/2024	132,000	141,536
3.90%, 04/01/2026	164,000	176,347
Bank of America Corp.
3M US L + 0.77%,
02/05/2026(a)	838,000	838,183
4.25%, 10/22/2026	419,000	458,454
Bank of Montreal
1.90%, 08/27/2021	838,000	837,556
2.35%, 09/11/2022	246,000	248,634
2.55%, 11/06/2022	164,000	166,670
Bank of New York Mellon Corp.
2.45%, 11/27/2020	544,000	546,989
3M US L + 1.05%,
10/30/2023(a)	412,000	419,660
3.25%, 05/16/2027	67,000	70,791
Barclays PLC
3M US L + 1.38%,
05/16/2024(a)	419,000	422,274
BB&T Corp.
2.63%, 06/29/2020	132,000	132,460
Berkshire Hathaway, Inc.
3.13%, 03/15/2026	419,000	441,786
BNP Paribas SA
2.38%, 05/21/2020	164,000	164,327
5.00%, 01/15/2021	132,000	136,425
3.25%, 03/03/2023	214,000	222,265
Boston Properties LP
3.85%, 02/01/2023	674,000	707,553

See Notes to Financial Statements.

19 | November 30, 2019

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2019

Security Description	Principal Amount	Value
Financials (continued)
Branch Banking & Trust Co.
2.10%, 01/15/2020	$246,000	$246,024
2.25%, 06/01/2020	246,000	246,331
Capital One Financial Corp.
3.50%, 06/15/2023	510,000	529,771
3.30%, 10/30/2024	107,000	110,913
3.80%, 01/31/2028	54,000	57,335
Capital One NA
2.25%, 09/13/2021	246,000	246,550
Charles Schwab Corp.
2.65%, 01/25/2023	246,000	250,934
Chubb INA Holdings, Inc.
2.70%, 03/13/2023	97,000	99,034
3.35%, 05/03/2026	403,000	430,882
Citigroup, Inc.
2.65%, 10/26/2020	246,000	247,488
2.70%, 03/30/2021	296,000	298,578
3M US L + 1.43%,
09/01/2023(a)	419,000	428,016
4.45%, 09/29/2027	246,000	270,976
CME Group, Inc.
3.75%, 06/15/2028	82,000	91,064
Cooperatieve Rabobank UA
4.63%, 12/01/2023	419,000	452,685
CoreCivic, Inc.
4.63%, 05/01/2023	246,000	240,772
Credit Suisse Group Funding
Guernsey, Ltd.
3.13%, 12/10/2020	139,000	140,410
3.45%, 04/16/2021	132,000	134,256
4.55%, 04/17/2026	378,000	420,283
Crown Castle International Corp.
4.88%, 04/15/2022	117,000	124,131
Deutsche Bank AG
4.25%, 10/14/2021	246,000	251,595
3.95%, 02/27/2023	164,000	167,126
Discover Bank
7.00%, 04/15/2020	139,000	141,443
3.20%, 08/09/2021	82,000	83,373
4.65%, 09/13/2028	214,000	240,556
Fidelity National Information Services, Inc.
2.25%, 08/15/2021	164,000	164,582
3.50%, 04/15/2023	134,000	139,464
GE Capital International Funding Co.
2.34%, 11/15/2020	164,000	163,866
Goldman Sachs Group, Inc.
3M US L + 0.75%,
02/23/2023(a)	674,000	678,092
3M US L + 1.60%,
11/29/2023(a)	419,000	433,719
3.50%, 11/16/2026	40,000	41,776
Host Hotels & Resorts LP
4.00%, 06/15/2025	164,000	174,799
Security Description	Principal Amount	Value
Financials (continued)
HSBC Holdings PLC
4.30%, 03/08/2026	$214,000	$232,883
3.90%, 05/25/2026	328,000	349,498
3M US L + 1.38%,
09/12/2026(a)	246,000	249,167
4.38%, 11/23/2026	164,000	176,598
Huntington Bancshares, Inc.
3.15%, 03/14/2021	328,000	332,294
4.00%, 05/15/2025	45,000	48,494
Huntington National Bank
3.25%, 05/14/2021	328,000	333,498
Intercontinental Exchange, Inc.
3.75%, 12/01/2025	164,000	177,078
3.10%, 09/15/2027	208,000	218,408
3.75%, 09/21/2028	246,000	269,611
International Lease Finance Corp.
8.25%, 12/15/2020	624,000	662,547
5.88%, 08/15/2022	214,000	233,591
Iron Mountain, Inc.
6.00%, 08/15/2023	46,000	47,300
JPMorgan Chase & Co.
3.38%, 05/01/2023	328,000	340,306
3M US L + 1.23%,
10/24/2023(a)	974,000	991,429
KeyBank NA/Cleveland OH
3.38%, 03/07/2023	214,000	222,571
KeyCorp
5.10%, 03/24/2021	510,000	530,112
Lincoln National Corp.
3.35%, 03/09/2025	328,000	341,126
3.80%, 03/01/2028	82,000	87,249
M&T Bank Corp.
3M US L + 0.68%,
07/26/2023(a)	419,000	420,866
Manufacturers & Traders Trust Co.
3M US L + 0.27%,
01/25/2021(a)	510,000	510,442
MetLife, Inc.
3.60%, 04/10/2024	405,000	429,694
6.50%, 12/15/2032	45,000	63,377
Mitsubishi UFJ Financial Group, Inc.
3.85%, 03/01/2026	328,000	352,457
Mizuho Financial Group, Inc.
2.95%, 02/28/2022	246,000	250,258
3M US L + 1.00%,
09/11/2024(a)	838,000	846,468
3.17%, 09/11/2027	82,000	84,706
Morgan Stanley
3M US L + 1.40%,
10/24/2023(a)	838,000	856,653
5.00%, 11/24/2025	510,000	574,500
National Australia Bank, Ltd.
2.50%, 07/12/2026	82,000	82,445

See Notes to Financial Statements.

20 | November 30, 2019

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2019

Security Description	Principal Amount	Value
Financials (continued)
PNC Financial Services Group, Inc.
3.15%, 05/19/2027	$328,000	$342,795
Prudential Financial, Inc.
4.50%, 11/16/2021	164,000	171,777
Royal Bank of Canada
2.15%, 10/26/2020	246,000	246,627
Royal Bank of Scotland Group PLC
3M US L + 1.48%,
05/15/2023(a)	328,000	334,930
3M US L + 1.47%,
05/15/2023(a)	419,000	422,691
Simon Property Group LP
3.38%, 10/01/2024	82,000	86,248
3.38%, 12/01/2027	164,000	174,450
Starwood Property Trust, Inc.
5.00%, 12/15/2021	214,000	223,577
State Street Corp.
3.30%, 12/16/2024	246,000	259,342
3.55%, 08/18/2025	107,000	114,874
SunTrust Bank/Atlanta GA
3.30%, 05/15/2026	328,000	341,888
Toronto-Dominion Bank
3.15%, 09/17/2020	419,000	423,109
UBS Group AG
3.49%, 05/23/2023(b)	164,000	168,555
4.13%, 09/24/2025(b)	132,000	143,216
4.13%, 04/15/2026(b)	82,000	89,444
US Bancorp
2.63%, 01/24/2022	164,000	166,583
3.00%, 03/15/2022	328,000	335,908
Visa, Inc.
3.15%, 12/14/2025	246,000	260,941
2.75%, 09/15/2027	214,000	224,265
Wells Fargo & Co.
2.55%, 12/07/2020	164,000	164,984
3M US L + 0.93%,
02/11/2022(a)	164,000	165,194
3M US L + 1.23%,
10/31/2023(a)	246,000	250,338
3.00%, 04/22/2026	164,000	168,975
Westpac Banking Corp.
2.10%, 05/13/2021	286,000	286,293
3.65%, 05/15/2023	246,000	257,616
2.70%, 08/19/2026	82,000	83,150
Total Financials		31,759,578

Health Care (5.48%)
Abbott Laboratories
2.90%, 11/30/2021	214,000	217,931
AbbVie, Inc.
2.90%, 11/06/2022	510,000	519,738
3.60%, 05/14/2025	82,000	86,057
Aetna, Inc.
3.50%, 11/15/2024	246,000	257,089
Security Description	Principal Amount	Value
Health Care (continued)
Allergan Funding SCS
3.00%, 03/12/2020	$592,000	$593,020
3.85%, 06/15/2024	246,000	258,430
Amgen, Inc.
3.63%, 05/22/2024	328,000	348,114
Anthem, Inc.
3.50%, 08/15/2024	82,000	85,899
Becton Dickinson and Co.
3M US L + 0.875%,
12/29/2020(a)	132,000	132,084
Centene Corp.
4.75%, 05/15/2022	328,000	335,378
Cigna Corp.
4.75%, 11/15/2021(b)	214,000	223,965
3.00%, 07/15/2023(b)	419,000	426,277
4.38%, 10/15/2028	182,000	202,259
CVS Health Corp.
3M US L + 0.63%,
03/09/2020(a)	4,000	4,006
4.00%, 12/05/2023	132,000	139,642
Eli Lilly & Co.
2.75%, 06/01/2025	58,000	59,842
Fresenius Medical Care US
Finance II, Inc.
4.13%, 10/15/2020(b)	328,000	331,667
Gilead Sciences, Inc.
4.40%, 12/01/2021	164,000	171,160
2.50%, 09/01/2023	164,000	166,295
Johnson & Johnson
2.45%, 03/01/2026	419,000	427,219
Medtronic, Inc.
3.50%, 03/15/2025	116,000	124,237
Merck & Co., Inc.
2.80%, 05/18/2023	818,000	844,534
Pfizer, Inc.
3.20%, 09/15/2023	351,000	366,050
3.00%, 12/15/2026	164,000	173,500
Thermo Fisher Scientific, Inc.
3.65%, 12/15/2025	132,000	142,002
UnitedHealth Group, Inc.
2.88%, 03/15/2023	246,000	251,812
3.75%, 07/15/2025	328,000	353,871
3.10%, 03/15/2026	147,000	154,602
Total Health Care		7,396,680

Industrials (4.30%)
ADT Security Corp.
4.13%, 06/15/2023	107,000	109,941
Boeing Co.
3.45%, 11/01/2028	246,000	262,686
Burlington Northern Santa Fe LLC
3.05%, 09/01/2022	246,000	252,817
Caterpillar Financial Services Corp.
2.75%, 08/20/2021	45,000	45,627
2.40%, 06/06/2022	246,000	248,811

See Notes to Financial Statements.

21 | November 30, 2019

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2019

Security Description	Principal Amount	Value
Industrials (continued)
CNH Industrial Capital LLC
4.88%, 04/01/2021	$246,000	$254,571
CNH Industrial NV
4.50%, 08/15/2023	328,000	348,895
CSX Corp.
3.40%, 08/01/2024	246,000	259,013
2.60%, 11/01/2026	82,000	83,757
FedEx Corp.
3.40%, 02/15/2028	246,000	252,375
General Dynamics Corp.
3.50%, 05/15/2025	321,000	343,596
2.63%, 11/15/2027	246,000	251,507
General Electric Co.
2.70%, 10/09/2022	164,000	165,425
Honeywell International, Inc.
2.50%, 11/01/2026	246,000	250,855
John Deere Capital Corp.
3M US L + 0.16%,
01/08/2021(a)	164,000	164,103
2.65%, 06/24/2024	328,000	336,551
Lockheed Martin Corp.
3.55%, 01/15/2026	246,000	264,461
Northrop Grumman Corp.
3.50%, 03/15/2021	35,000	35,694
3.25%, 01/15/2028	246,000	256,766
Textron, Inc.
3.65%, 03/01/2021	71,000	72,162
3.65%, 03/15/2027	214,000	223,351
United Parcel Service, Inc.
2.50%, 04/01/2023	497,000	504,502
2.40%, 11/15/2026	54,000	54,681
United Technologies Corp.
2.80%, 05/04/2024	328,000	336,614
WESCO Distribution, Inc.
5.38%, 12/15/2021	164,000	164,779
XPO Logistics, Inc.
6.13%, 09/01/2023(b)	246,000	254,607
Total Industrials		5,798,147

Materials (2.69%)
3M Co.
3.25%, 02/14/2024	674,000	706,890
Ashland LLC
4.75%, 08/15/2022	246,000	258,300
Ball Corp.
4.00%, 11/15/2023	246,000	257,682
Celanese US Holdings LLC
5.88%, 06/15/2021	164,000	172,529
4.63%, 11/15/2022	164,000	173,610
Dow Chemical Co.
3.00%, 11/15/2022	246,000	251,671
Glencore Funding LLC
3.00%, 10/27/2022(b)	419,000	423,396
Graphic Packaging International LLC
4.75%, 04/15/2021	164,000	168,166
Security Description	Principal Amount	Value
Materials (continued)
International Paper Co.
3.00%, 02/15/2027	$164,000	$167,645
LyondellBasell Industries NV
5.75%, 04/15/2024	246,000	277,591
Nutrien, Ltd.
3.50%, 06/01/2023	246,000	255,311
Sherwin-Williams Co.
3.45%, 08/01/2025	246,000	259,666
3.45%, 06/01/2027	164,000	173,107
Steel Dynamics, Inc.
5.50%, 10/01/2024	82,000	84,758
Total Materials		3,630,322

Technology (4.13%)
Apple, Inc.
2.40%, 05/03/2023	419,000	425,662
3.45%, 05/06/2024	246,000	261,385
2.75%, 01/13/2025	107,000	110,485
3.20%, 05/11/2027	246,000	261,198
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.00%, 01/15/2022	164,000	165,918
3.63%, 01/15/2024	246,000	253,305
Cisco Systems, Inc.
2.20%, 09/20/2023	164,000	165,750
Corning, Inc.
2.90%, 05/15/2022	82,000	83,131
Dell International LLC / EMC Corp.
4.42%, 06/15/2021(b)	246,000	253,364
5.88%, 06/15/2021(b)	30,000	30,488
Flex, Ltd.
5.00%, 02/15/2023	328,000	350,013
IBM Credit LLC
3M US L + 0.16%,
02/05/2021(a)	624,000	624,418
Intel Corp.
2.60%, 05/19/2026	246,000	252,326
International Business Machines Corp.
2.50%, 01/27/2022	419,000	423,722
3.63%, 02/12/2024	246,000	259,914
Microsoft Corp.
3.45%, 08/08/2036	214,000	236,270
Moody's Corp.
4.50%, 09/01/2022	54,000	57,226
NCR Corp.
5.00%, 07/15/2022	82,000	82,902
Oracle Corp.
3.40%, 07/08/2024	246,000	260,021
QUALCOMM, Inc.
2.60%, 01/30/2023	328,000	333,230
2.90%, 05/20/2024	321,000	330,462
S&P Global, Inc.
4.00%, 06/15/2025	246,000	267,260

See Notes to Financial Statements.

22 | November 30, 2019

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2019

Security Description	Principal Amount	Value
Technology (continued)
Xerox Corp.
3.50%, 08/20/2020	$82,000	$82,433
Total Technology		5,570,883

Utilities (2.07%)
AES Corp.
4.50%, 03/15/2023	246,000	252,763
Alabama Power Co.
3.55%, 12/01/2023	132,000	139,474
CMS Energy Corp.
3.60%, 11/15/2025	132,000	138,045
Consumers Energy Co.
3.38%, 08/15/2023	164,000	171,873
3.13%, 08/31/2024	164,000	171,040
Dominion Energy, Inc.
4.25%, 06/01/2028	214,000	237,064
Duke Energy Carolinas LLC
2.95%, 12/01/2026	164,000	170,850
Duke Energy Corp.
1.80%, 09/01/2021	510,000	508,594
Exelon Corp.
3.50%, 06/01/2022	164,000	168,221
3.40%, 04/15/2026	139,000	145,375
Exelon Generation Co. LLC
4.25%, 06/15/2022	82,000	85,536
Southern Co.
2.95%, 07/01/2023	419,000	427,521
Southwestern Electric Power Co.
4.10%, 09/15/2028	164,000	180,383
Total Utilities		2,796,739

TOTAL CORPORATE BONDS
(Cost $76,841,580)		80,244,213

GOVERNMENT BONDS (25.06%)
United States Treasury Bond
2.75%, 02/15/2028	8,393,000	9,036,080
3.88%, 08/15/2040	1,177,300	1,524,535
2.75%, 11/15/2047	1,594,000	1,774,508
United States Treasury Inflation Indexed Bonds
2.13%, 02/15/2040(c)	459,480	608,795
United States Treasury Note
2.88%, 11/15/2021	4,199,000	4,298,644
2.88%, 10/31/2023	2,514,000	2,632,826
3.00%, 10/31/2025	4,199,000	4,507,037
United States Treasury Strip Principal
0.00%, 02/15/2038(d)	4,199,000	2,923,722
0.00%, 08/15/2039(d)	5,037,000	3,348,731
0.00%, 11/15/2046(d)	2,514,000	1,383,457
0.00%, 05/15/2048(d)	3,352,000	1,784,336
TOTAL GOVERNMENT BONDS
(Cost $30,481,619)		33,822,671
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (14.97%)
State Street Institutional Treasury Plus Money Market Fund	1.56%	20,205,600	$20,205,600
TOTAL SHORT TERM INVESTMENTS
(Cost $20,205,600)			20,205,600

TOTAL INVESTMENTS (99.49%)
(Cost $127,528,799)			$134,272,484
OTHER ASSETS IN EXCESS OF LIABILITIES (0.51%)			678,940
NET ASSETS - 100.00%			$134,951,424

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of November 30, 2019 was 1.91%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,953,114, representing 2.19% of net assets.
(c)	Principal amount of security is adjusted for inflation.
(d)	Zero coupon bond.

See Notes to Financial Statements.

23 | November 30, 2019

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2019

Security Description	Principal Amount	Value
CORPORATE BONDS (91.49%)
Communications (16.59%)
Altice Financing SA
6.63%, 02/15/2023(a)	$215,000	$220,373
AMC Networks, Inc.
4.75%, 08/01/2025	100,000	99,500
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 05/01/2027(a)	140,000	148,754
5.00%, 02/01/2028(a)	50,000	52,751
CenturyLink, Inc.
6.45%, 06/15/2021	180,000	189,405
7.50%, 04/01/2024	35,000	39,462
CSC Holdings LLC
5.38%, 07/15/2023(a)	140,000	144,024
DISH DBS Corp.
5.88%, 07/15/2022	105,000	109,987
Hughes Satellite Systems Corp.
7.63%, 06/15/2021	70,000	75,233
6.63%, 08/01/2026	70,000	77,024
Lamar Media Corp.
5.75%, 02/01/2026	70,000	74,604
Level 3 Financing, Inc.
5.38%, 01/15/2024	105,000	107,012
Netflix, Inc.
5.50%, 02/15/2022	130,000	137,635
Sinclair Television Group, Inc.
5.13%, 02/15/2027(a)	35,000	35,450
Sirius XM Radio, Inc.
4.63%, 05/15/2023(a)	105,000	106,837
Sprint Communications, Inc.
6.00%, 11/15/2022	150,000	158,250
Sprint Corp.
7.88%, 09/15/2023	70,000	77,131
7.13%, 06/15/2024	70,000	75,600
T-Mobile USA, Inc.
6.50%, 01/15/2024	180,000	186,748
Univision Communications, Inc.
5.13%, 05/15/2023(a)	70,000	69,212
VeriSign, Inc.
4.75%, 07/15/2027	70,000	74,573
Viacom, Inc.
3M US L + 3.895%,
02/28/2057(b)	115,000	120,230
Virgin Media Finance PLC
6.00%, 10/15/2024(a)	105,000	108,325
Zayo Group LLC / Zayo Capital, Inc.
6.38%, 05/15/2025	70,000	72,187
5.75%, 01/15/2027(a)	70,000	71,599
Ziggo BV
5.50%, 01/15/2027(a)	105,000	111,418
Total Communications		2,743,324
Security Description	Principal Amount	Value
Consumer Discretionary (14.56%)
Aramark Services, Inc.
5.13%, 01/15/2024	$105,000	$108,280
5.00%, 02/01/2028(a)	100,000	105,253
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, 04/01/2023	31,000	31,594
Boyd Gaming Corp.
6.38%, 04/01/2026	105,000	112,331
Builders FirstSource, Inc.
6.75%, 06/01/2027(a)	50,000	54,123
Dana, Inc.
5.50%, 12/15/2024	105,000	108,325
Goodyear Tire & Rubber Co.
5.00%, 05/31/2026	50,000	51,545
Hanesbrands, Inc.
4.88%, 05/15/2026(a)	200,000	213,222
Hertz Corp.
7.63%, 06/01/2022(a)	10,000	10,425
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.63%, 04/01/2025	70,000	72,129
International Game Technology PLC
6.25%, 02/15/2022(a)	140,000	148,049
KB Home
7.50%, 09/15/2022	92,000	103,874
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
5.00%, 06/01/2024(a)	70,000	72,799
L Brands, Inc.
5.63%, 02/15/2022	48,000	50,460
LKQ Corp.
4.75%, 05/15/2023	105,000	106,968
Mattamy Group Corp.
6.88%, 12/15/2023(a)	70,000	72,738
MGM Resorts International
6.63%, 12/15/2021	70,000	76,282
Penske Automotive Group, Inc.
5.50%, 05/15/2026	100,000	105,232
PulteGroup, Inc.
5.00%, 01/15/2027	70,000	76,463
Scotts Miracle-Gro Co.
5.25%, 12/15/2026	100,000	106,485
Service Corp. International
4.63%, 12/15/2027	120,000	124,779
ServiceMaster Co. LLC
5.13%, 11/15/2024(a)	125,000	129,842
Six Flags Entertainment Corp.
4.88%, 07/31/2024(a)	70,000	72,624
Toll Brothers Finance Corp.
4.88%, 03/15/2027	70,000	75,974
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50%, 03/01/2025(a)	70,000	74,812

See Notes to Financial Statements.

24 | November 30, 2019

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2019

Security Description	Principal Amount	Value
Consumer Discretionary (continued)
Wynn Macau, Ltd.
4.88%, 10/01/2024(a)	$140,000	$141,982
Total Consumer Discretionary		2,406,590

Consumer Staples (4.56%)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
6.63%, 06/15/2024	100,000	105,151
B&G Foods, Inc.
5.25%, 04/01/2025	70,000	70,875
Energizer Holdings, Inc.
6.38%, 07/15/2026(a)	105,000	112,331
Pilgrim's Pride Corp.
5.75%, 03/15/2025(a)	70,000	72,799
Post Holdings, Inc.
5.50%, 03/01/2025(a)	70,000	73,587
Spectrum Brands, Inc.
5.75%, 07/15/2025	200,000	209,934
TreeHouse Foods, Inc.
6.00%, 02/15/2024(a)	105,000	109,724
Total Consumer Staples		754,401

Energy (10.71%)
Antero Resources Corp.
5.38%, 11/01/2021	125,000	115,750
Callon Petroleum Co.
6.38%, 07/01/2026	70,000	65,474
CNX Resources Corp.
5.88%, 04/15/2022	68,000	66,130
CrownRock LP / CrownRock Finance, Inc.
5.63%, 10/15/2025(a)	70,000	69,343
DCP Midstream Operating LP
5.38%, 07/15/2025	100,000	106,747
Endeavor Energy Resources LP / EER Finance, Inc.
5.50%, 01/30/2026(a)	70,000	71,738
Murphy Oil Corp.
5.75%, 08/15/2025	105,000	107,753
Nabors Industries, Inc.
5.50%, 01/15/2023	100,000	88,250
NGL Energy Partners LP / NGL Energy Finance Corp.
6.13%, 03/01/2025	130,000	112,179
Parkland Fuel Corp.
6.00%, 04/01/2026(a)	105,000	112,541
Parsley Energy LLC / Parsley Finance Corp.
5.38%, 01/15/2025(a)	105,000	107,622
Peabody Energy Corp.
6.00%, 03/31/2022(a)	70,000	68,425
Range Resources Corp.
5.00%, 08/15/2022	115,000	109,250
SM Energy Co.
6.13%, 11/15/2022	70,000	68,447
Security Description	Principal Amount	Value
Energy (continued)
Sunoco LP / Sunoco Finance Corp.
5.50%, 02/15/2026	$70,000	$72,562
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
5.88%, 04/15/2026	105,000	110,678
Transocean, Inc.
9.00%, 07/15/2023(a)	100,000	102,280
USA Compression Partners LP / USA Compression Finance Corp.
6.88%, 04/01/2026	105,000	108,084
WPX Energy, Inc.
5.75%, 06/01/2026	105,000	107,998
Total Energy		1,771,251

Financials (9.44%)
Ally Financial, Inc.
5.75%, 11/20/2025	140,000	154,525
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL
5.75%, 05/15/2026(a)	50,000	52,219
CIT Group, Inc.
5.00%, 08/15/2022	166,000	177,088
5.25%, 03/07/2025	55,000	60,637
Genworth Holdings, Inc.
7.70%, 06/15/2020	100,000	101,789
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
5.88%, 02/01/2022	105,000	105,864
Iron Mountain, Inc.
5.75%, 08/15/2024	105,000	106,648
iStar, Inc.
5.25%, 09/15/2022	105,000	107,731
Jefferies Financial Group, Inc.
5.50%, 10/18/2023	70,000	76,434
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.
5.63%, 05/01/2024	70,000	77,175
Navient Corp.
8.00%, 03/25/2020	18,000	18,284
6.50%, 06/15/2022	125,000	135,878
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022(a)	105,000	111,816
Quicken Loans, Inc.
5.25%, 01/15/2028(a)	100,000	104,578
Springleaf Finance Corp.
5.63%, 03/15/2023	110,000	118,112
Starwood Property Trust, Inc.
4.75%, 03/15/2025	50,000	52,146
Total Financials		1,560,924

See Notes to Financial Statements.

25 | November 30, 2019

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2019

Security Description	Principal Amount	Value
Health Care (6.14%)
Avantor, Inc.
6.00%, 10/01/2024(a)	$105,000	$112,743
Bausch Health Cos., Inc.
5.50%, 03/01/2023(a)	28,000	28,292
6.13%, 04/15/2025(a)	35,000	36,486
9.00%, 12/15/2025(a)	50,000	56,500
Centene Corp.
6.13%, 02/15/2024	140,000	145,688
CHS/Community Health Systems, Inc.
5.13%, 08/01/2021	150,000	149,212
DaVita, Inc.
5.00%, 05/01/2025	140,000	144,785
Encompass Health Corp.
5.75%, 11/01/2024	61,000	61,991
HCA, Inc.
5.88%, 05/01/2023	160,000	176,798
Hologic, Inc.
4.38%, 10/15/2025(a)	50,000	51,625
Tenet Healthcare Corp.
8.13%, 04/01/2022	35,000	38,325
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/2021	13,000	12,597
Total Health Care		1,015,042

Industrials (8.03%)
ADT Security Corp.
6.25%, 10/15/2021	140,000	148,715
Anixter, Inc.
5.50%, 03/01/2023	105,000	109,506
Arconic, Inc.
5.13%, 10/01/2024	100,000	109,077
Bombardier, Inc.
6.13%, 01/15/2023(a)	70,000	71,148
Covanta Holding Corp.
5.88%, 03/01/2024	105,000	108,456
H&E Equipment Services, Inc.
5.63%, 09/01/2025	50,000	52,708
Terex Corp.
5.63%, 02/01/2025(a)	140,000	142,165
United Rentals North America, Inc.
5.88%, 09/15/2026	200,000	214,505
WESCO Distribution, Inc.
5.38%, 06/15/2024	105,000	108,981
XPO Logistics, Inc.
6.50%, 06/15/2022(a)	149,000	152,852
6.75%, 08/15/2024(a)	100,000	108,702
Total Industrials		1,326,815

Materials (11.78%)
AK Steel Corp.
7.63%, 10/01/2021	100,000	99,540
7.50%, 07/15/2023	119,000	119,644
Security Description	Principal Amount	Value
Materials (continued)
Allegheny Technologies, Inc.
5.95%, 01/15/2021	$105,000	$109,426
Ball Corp.
4.88%, 03/15/2026	70,000	76,726
Berry Global, Inc.
4.88%, 07/15/2026(a)	50,000	52,406
Cascades, Inc.
5.50%, 07/15/2022(a)	144,000	146,261
Chemours Co.
7.00%, 05/15/2025	140,000	129,850
Crown Americas LLC / Crown Americas Capital Corp. V
4.25%, 09/30/2026	50,000	51,892
FMG Resources August 2006 Pty, Ltd.
5.13%, 03/15/2023(a)	70,000	73,324
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	105,000	107,405
Graphic Packaging International LLC
4.75%, 07/15/2027(a)	100,000	106,285
Koppers, Inc.
6.00%, 02/15/2025(a)	70,000	71,049
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024(a)	70,000	71,749
NOVA Chemicals Corp.
5.25%, 06/01/2027(a)	105,000	106,294
Novelis Corp.
6.25%, 08/15/2024(a)	70,000	73,782
OCI NV
6.63%, 04/15/2023(a)	70,000	73,220
Owens-Brockway Glass Container, Inc.
5.00%, 01/15/2022(a)	105,000	108,937
Rayonier AM Products, Inc.
5.50%, 06/01/2024(a)	25,000	17,573
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.13%, 07/15/2023(a)	135,000	138,374
Sealed Air Corp.
5.25%, 04/01/2023(a)	70,000	74,754
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.
7.50%, 06/15/2025(a)	50,000	45,375
United States Steel Corp.
6.88%, 08/15/2025	100,000	94,000
Total Materials		1,947,866

Technology (5.85%)
Amkor Technology, Inc.
6.63%, 09/15/2027(a)	50,000	54,751
CommScope Technologies LLC
6.00%, 06/15/2025(a)	70,000	67,725

See Notes to Financial Statements.

26 | November 30, 2019

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2019

Security Description	Principal Amount	Value
Technology (continued)
CommScope, Inc.
5.50%, 03/01/2024(a)	$100,000	$104,124
Dell International LLC / EMC Corp.
5.88%, 06/15/2021(a)	69,000	70,121
7.13%, 06/15/2024(a)	35,000	37,056
j2 Cloud Services LLC / j2 Cloud Co.-Obligor, Inc.
6.00%, 07/15/2025(a)	105,000	111,299
MSCI, Inc.
5.38%, 05/15/2027(a)	70,000	75,150
NCR Corp.
5.00%, 07/15/2022	119,000	120,309
Nielsen Finance LLC / Nielsen Finance Co.
5.00%, 04/15/2022(a)	105,000	105,919
NortonLifeLock, Inc.
5.00%, 04/15/2025(a)	70,000	70,737
Seagate HDD Cayman
4.75%, 01/01/2025	25,000	26,316
Western Digital Corp.
4.75%, 02/15/2026	70,000	72,231
Xerox Corp.
4.13%, 03/15/2023	50,000	51,750
Total Technology		967,488

Utilities (3.83%)
AmeriGas Partners LP / AmeriGas Finance Corp.
5.75%, 05/20/2027	105,000	114,694
Calpine Corp.
5.38%, 01/15/2023	140,000	142,275
Cemig Geracao e Transmissao SA
9.25%, 12/05/2024(a)	70,000	81,141
NRG Energy, Inc.
6.63%, 01/15/2027	125,000	135,603
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/2024	105,000	107,624
Vistra Operations Co. LLC
5.00%, 07/31/2027(a)	50,000	52,064
Total Utilities		633,401

TOTAL CORPORATE BONDS
(Cost $14,679,684)		15,127,102
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (7.15%)
State Street Institutional Treasury Plus Money Market Fund	1.56%	1,181,971	$1,181,971
TOTAL SHORT TERM INVESTMENTS
(Cost $1,181,971)			1,181,971

TOTAL INVESTMENTS (98.64%)
(Cost $15,861,655)			$16,309,073
OTHER ASSETS IN EXCESS OF LIABILITIES (1.36%)			224,317
NET ASSETS - 100.00%			$16,533,390

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of November 30, 2019 was 1.91%

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $6,083,598, representing 36.80% of net assets.
(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date.

See Notes to Financial Statements.

27 | November 30, 2019

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
COMMON STOCKS (99.72%)
Communication Services (7.60%)
Alphabet, Inc., Class A(a)	1,034	$1,348,429
Alphabet, Inc., Class C(a)	1,047	1,366,293
AT&T, Inc.	60,381	2,257,042
Facebook, Inc., Class A(a)	10,235	2,063,785
TripAdvisor, Inc.	16,108	457,467
Verizon Communications, Inc.	29,252	1,762,141
Walt Disney Co.	4,502	682,413
Total Communication Services		9,937,570

Consumer Discretionary (14.00%)
Amazon.com, Inc.(a)	2,074	3,734,859
Best Buy Co., Inc.	12,973	1,046,143
Dana, Inc.	49,730	842,924
Domino's Pizza, Inc.	4,094	1,204,864
Expedia Group, Inc.	7,276	739,678
H&R Block, Inc.	34,026	829,554
Home Depot, Inc.	9,871	2,176,654
Kohl's Corp.	16,243	763,583
Macy's, Inc.	57,824	885,864
Modine Manufacturing Co.(a)	49,693	368,722
NIKE, Inc., Class B	14,713	1,375,518
NVR, Inc.(a)	180	682,540
Six Flags Entertainment Corp.	11,507	500,324
Thor Industries, Inc.	11,045	704,340
Tiffany & Co.	8,722	1,167,004
Tupperware Brands Corp.	40,793	344,701
Yum! Brands, Inc.	9,390	945,291
Total Consumer Discretionary		18,312,563

Consumer Staples (4.27%)
Coca-Cola Co.	11,136	594,662
Molson Coors Brewing Co., Class B	13,453	679,108
Philip Morris International, Inc.	7,897	654,898
Procter & Gamble Co.	17,701	2,160,584
Walmart, Inc.	12,613	1,502,082
Total Consumer Staples		5,591,334

Energy (5.58%)
Chevron Corp.	22,848	2,676,186
Exxon Mobil Corp.	31,018	2,113,257
Marathon Petroleum Corp.	3,247	196,898
Occidental Petroleum Corp.	15,577	600,805
ONEOK, Inc.	14,292	1,015,447
Phillips 66	6,131	703,348
Total Energy		7,305,941

Financials (8.93%)
Bank of America Corp.	66,868	2,228,042
Berkshire Hathaway, Inc., Class B(a)	5,601	1,233,900
Everest Re Group, Ltd.	2,847	772,277
JPMorgan Chase & Co.	25,032	3,298,217
M&T Bank Corp.	684	112,682
Navient Corp.	68,643	985,027
Security Description	Shares	Value
Financials (continued)
Principal Financial Group, Inc.	15,939	$878,239
Synchrony Financial	30,528	1,142,053
Wells Fargo & Co.	18,842	1,026,135
Total Financials		11,676,572

Health Care (15.98%)
AbbVie, Inc.	20,991	1,841,541
Agilent Technologies, Inc.	14,329	1,157,353
Amgen, Inc.	7,502	1,760,870
Baxter International, Inc.	12,777	1,047,331
Bristol-Myers Squibb Co.	27,480	1,564,711
Eli Lilly & Co.	12,431	1,458,778
IDEXX Laboratories, Inc.(a)	2,538	638,510
Johnson & Johnson	18,421	2,532,703
Medtronic PLC	15,487	1,725,097
Merck & Co., Inc.	19,974	1,741,333
Pfizer, Inc.	53,764	2,070,989
Thermo Fisher Scientific, Inc.	5,240	1,645,098
UnitedHealth Group, Inc.	1,747	488,933
Waters Corp.(a)	343	76,170
Zoetis, Inc.	9,615	1,158,800
Total Health Care		20,908,217

Industrials (6.96%)
AO Smith Corp.	10,830	524,172
Boeing Co.	5,371	1,966,753
Eaton Corp. PLC	2,103	194,528
General Electric Co.	44,933	506,395
Lennox International, Inc.	3,857	986,813
Matson, Inc.	19,933	752,271
Nordson Corp.	6,658	1,104,096
Rockwell Automation, Inc.	6,322	1,238,101
Roper Technologies, Inc.	3,041	1,095,885
Ryder System, Inc.	14,021	735,962
Total Industrials		9,104,976

Information Technology (22.46%)
Accenture PLC, Class A	6,748	1,357,428
Apple, Inc.	25,490	6,812,203
Broadcom, Inc.	5,253	1,661,051
Cadence Design Systems, Inc.(a)	14,561	1,022,910
Cisco Systems, Inc.	12,562	569,184
Citrix Systems, Inc.	9,878	1,114,337
CommVault Systems, Inc.(a)	23,665	1,197,922
Intel Corp.	12,895	748,555
Intuit, Inc.	4,633	1,199,438
j2 Global, Inc.	10,455	1,014,344
KLA Corp.	7,301	1,196,342
Lam Research Corp.	3,445	919,229
Mastercard, Inc., Class A	2,409	703,982
Microsoft Corp.	47,687	7,218,858
National Instruments Corp.	21,294	896,903
Visa, Inc.	9,490	1,751,000
Total Information Technology		29,383,686

Materials (1.85%)
CF Industries Holdings, Inc.	18,662	862,371

See Notes to Financial Statements.

28 | November 30, 2019

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
Materials (continued)
LyondellBasell Industries NV, Class A	9,606	$888,939
Westrock Co.	16,487	664,921
Total Materials		2,416,231

Real Estate (6.25%)
CoreCivic, Inc.	38,511	583,442
Iron Mountain, Inc.	20,101	645,644
Kimco Realty Corp.	35,133	759,575
Macerich Co.	22,361	602,182
RMR Group, Inc., Class A	10,689	502,062
Senior Housing Properties Trust	96,155	703,855
Service Properties Trust	38,846	904,723
SITE Centers Corp.	67,181	973,453
Tanger Factory Outlet Centers, Inc.	45,660	694,945
The GEO Group, Inc.	41,925	581,081
Uniti Group, Inc.	72,688	488,463
Washington Prime Group, Inc.	178,802	743,816
Total Real Estate		8,183,241

Utilities (5.84%)
Consolidated Edison, Inc.	10,418	905,220
Dominion Energy, Inc.	20,028	1,664,527
Duke Energy Corp.	14,733	1,299,008
Evergy, Inc.	14,040	888,311
PPL Corp.	43,469	1,479,250
Southern Co.	22,620	1,402,214
Total Utilities		7,638,530

TOTAL COMMON STOCKS
(Cost $124,643,019)		130,458,861

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.01%)
State Street Institutional Treasury Plus Money Market Fund	1.56%	9,425	9,425
TOTAL SHORT TERM INVESTMENTS
(Cost $9,425)			9,425

TOTAL INVESTMENTS (99.73%)
(Cost $124,652,444)			$130,468,286
OTHER ASSETS IN EXCESS OF LIABILITIES (0.27%)			359,981
NET ASSETS - 100.00%			$130,828,267

(a)	Non-income producing security.

See Notes to Financial Statements.

29 | November 30, 2019

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
COMMON STOCKS (99.82%)
Communication Services (10.38%)
Alphabet, Inc., Class A(a)	1,592	$2,076,111
Alphabet, Inc., Class C(a)	1,622	2,116,645
AT&T, Inc.	20,088	750,889
CBS Corp., Class B	11,223	453,185
Comcast Corp., Class A	29,090	1,284,323
Discovery, Inc., Class C(a)	22,511	687,036
EW Scripps Co., Class A	49,436	737,585
Facebook, Inc., Class A(a)	12,140	2,447,910
Netflix, Inc.(a)	743	233,792
News Corp., Class A	39,202	504,922
News Corp., Class B	37,268	490,820
Verizon Communications, Inc.	10,948	659,508
Walt Disney Co.	4,676	708,788
Total Communication Services		13,151,514

Consumer Discretionary (14.89%)
Aaron's, Inc.	8,703	508,255
Amazon.com, Inc.(a)	1,885	3,394,508
Booking Holdings, Inc.(a)	321	611,194
Dine Brands Global, Inc.	6,657	551,732
Dollar General Corp.	4,240	667,206
Dollar Tree, Inc.(a)	6,110	558,821
Domino's Pizza, Inc.	2,695	793,138
Expedia Group, Inc.	4,561	463,671
Fossil Group, Inc.(a)	39,649	296,971
Fox Factory Holding Corp.(a)	7,343	484,124
General Motors Co.	19,269	693,684
Genuine Parts Co.	6,452	673,395
Home Depot, Inc.	6,502	1,433,756
Kohl's Corp.	10,712	503,571
Macy's, Inc.	26,499	405,965
MarineMax, Inc.(a)	32,503	538,250
McDonald's Corp.	5,356	1,041,635
MGM Resorts International	20,360	650,502
NIKE, Inc., Class B	11,287	1,055,222
PulteGroup, Inc.	17,163	680,513
Starbucks Corp.	5,985	511,298
Target Corp.	8,647	1,080,961
Wynn Resorts, Ltd.	5,662	684,253
Yum! Brands, Inc.	5,686	572,410
Total Consumer Discretionary		18,855,035

Consumer Staples (4.36%)
Altria Group, Inc.	19,697	978,941
Coca-Cola Co.	11,895	635,193
Colgate-Palmolive Co.	10,538	714,687
PepsiCo, Inc.	9,030	1,226,545
Philip Morris International, Inc.	2,644	219,267
Procter & Gamble Co.	7,254	885,423
Unilever NV	8,681	516,953
Walmart, Inc.	2,851	339,526
Total Consumer Staples		5,516,535

Energy (6.49%)
Baker Hughes Co.	26,882	602,695
Security Description	Shares	Value
Energy (continued)
Chevron Corp.	5,251	$615,050
Exxon Mobil Corp.	23,853	1,625,105
Kinder Morgan, Inc.	33,377	654,523
Marathon Petroleum Corp.	13,114	795,233
National Oilwell Varco, Inc.	23,589	531,932
Noble Corp. PLC(a)	240,896	255,350
Occidental Petroleum Corp.	11,927	460,024
Phillips 66	7,000	803,040
Schlumberger Ltd.	19,307	698,913
Transocean, Ltd.(a)	77,534	386,119
Valero Energy Corp.	8,310	793,522
Total Energy		8,221,506

Financials (9.91%)
American Express Co.	5,063	608,168
Bank of America Corp.	36,102	1,202,919
Banner Corp.	10,181	556,188
Berkshire Hathaway, Inc., Class B(a)	8,097	1,783,769
Brighthouse Financial, Inc.(a)	18,528	762,612
Citigroup, Inc.	17,178	1,290,411
Enova International, Inc.(a)	24,199	557,303
Goldman Sachs Group, Inc.	3,948	873,890
JPMorgan Chase & Co.	17,480	2,303,165
Prudential Financial, Inc.	8,148	762,816
S&P Global, Inc.	2,970	786,010
SEI Investments Co.	5,469	352,915
Wells Fargo & Co.	13,159	716,639
Total Financials		12,556,805

Health Care (10.49%)
Abbott Laboratories	12,921	1,104,100
AbbVie, Inc.	13,324	1,168,915
Allergan PLC	4,476	827,791
Cerner Corp.	7,923	567,208
Cigna Corp.	4,708	941,223
Danaher Corp.	6,123	893,836
Eli Lilly & Co.	5,915	694,125
Gilead Sciences, Inc.	10,834	728,478
IQVIA Holdings, Inc.(a)	3,980	581,000
Johnson & Johnson	14,205	1,953,045
McKesson Corp.	4,298	621,663
Medtronic PLC	5,908	658,092
Merck & Co., Inc.	7,226	629,963
Pfizer, Inc.	14,118	543,825
UnitedHealth Group, Inc.	2,527	707,232
Zimmer Biomet Holdings, Inc.	4,579	665,237
Total Health Care		13,285,733

Industrials (12.79%)
3M Co.	4,037	685,361
AECOM(a)	17,138	742,590
AGCO Corp.	9,114	712,077
Albany International Corp., Class A	7,557	632,370
Arconic, Inc.	22,778	705,207
Boeing Co.	3,521	1,289,320

See Notes to Financial Statements.

30 | November 30, 2019

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	November 30, 2019

Security Description	Shares	Value
Industrials (continued)
Cornerstone Building Brands, Inc.(a)	86,706	$598,271
CSX Corp.	11,103	794,309
Encore Wire Corp.	11,003	641,915
Expeditors International of Washington, Inc.	8,039	600,996
Fluor Corp.	17,294	301,607
General Electric Co.	75,294	848,563
Genesee & Wyoming, Inc., Class A(a)	4,874	543,207
Hillenbrand, Inc.	14,580	461,020
Hubbell, Inc.	4,660	685,113
Lockheed Martin Corp.	1,715	670,616
Nordson Corp.	4,261	706,602
Norfolk Southern Corp.	4,072	787,932
Roper Technologies, Inc.	1,864	671,730
UniFirst Corp.	2,473	510,056
Union Pacific Corp.	5,856	1,030,597
United Rentals, Inc.(a)	4,975	761,424
United Technologies Corp.	5,474	812,013
Total Industrials		16,192,896

Information Technology (19.25%)
Adobe, Inc.(a)	887	274,553
Alliance Data Systems Corp.	3,826	409,038
Apple, Inc.	19,104	5,105,544
Avnet, Inc.	13,751	558,978
Broadcom, Inc.	3,414	1,079,541
CACI International, Inc., Class A(a)	2,671	639,224
Cisco Systems, Inc.	10,552	478,111
Cognizant Technology
Solutions Corp., Class A	10,723	687,452
ePlus, Inc.(a)	7,436	621,426
HP, Inc.	22,144	444,652
Insight Enterprises, Inc.(a)	9,000	590,310
Intel Corp.	12,875	747,394
LogMeIn, Inc.	8,105	632,028
Mastercard, Inc., Class A	4,502	1,315,619
Micron Technology, Inc.(a)	16,134	766,526
Microsoft Corp.	33,261	5,035,050
NVIDIA Corp.	3,987	864,142
Oracle Corp.	4,020	225,683
PayPal Holdings, Inc.(a)	5,204	562,084
QUALCOMM, Inc.	8,591	717,778
Tech Data Corp.(a)	6,237	903,679
Virtusa Corp.(a)	17,471	780,779
Visa, Inc.	5,115	943,769
Total Information Technology		24,383,360

Materials (5.03%)
Celanese Corp.	5,215	654,847
CF Industries Holdings, Inc.	11,777	544,215
Eastman Chemical Co.	7,955	623,433
Linde PLC	3,684	759,678
NewMarket Corp.	1,367	675,257
Olin Corp.	29,608	518,732
Security Description	Shares	Value
Materials (continued)
Packaging Corp. of America	5,398	$604,036
PolyOne Corp.	18,303	577,094
PPG Industries, Inc.	5,686	732,584
Westrock Co.	16,902	681,658
Total Materials		6,371,534

Real Estate (2.59%)
American Tower Corp.	4,025	861,471
Lexington Realty Trust	58,111	643,870
Pennsylvania Real Estate Investment Trust	97,540	561,830
RMR Group, Inc., Class A	13,071	613,945
Vornado Realty Trust	9,344	603,342
Total Real Estate		3,284,458

Utilities (3.64%)
American Electric Power Co., Inc.	7,733	706,410
Avangrid, Inc.	10,625	515,737
Avista Corp.	11,991	566,934
Dominion Energy, Inc.	9,888	821,792
Evergy, Inc.	8,994	569,050
Exelon Corp.	15,410	684,204
NextEra Energy, Inc.	3,189	745,652
Total Utilities		4,609,779

TOTAL COMMON STOCKS
(Cost $119,751,747)		126,429,155

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.02%)
State Street Institutional Treasury Plus Money Market Fund	1.56%	29,379	29,379
TOTAL SHORT TERM INVESTMENTS
(Cost $29,379)			29,379

TOTAL INVESTMENTS (99.84%)
(Cost $119,781,126)			$126,458,534
OTHER ASSETS IN EXCESS OF LIABILITIES (0.16%)			203,468
NET ASSETS - 100.00%			$126,662,002

(a)	Non-income producing security.

See Notes to Financial Statements.

31 | November 30, 2019

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2019

Security Description	Principal Amount	Value
CORPORATE BONDS (87.35%)
Communications (10.76%)
CenturyLink, Inc.
5.63%, 04/01/2020	$2,137,000	$2,162,227
Charter Communications Operating LLC / Charter Communications Operating Capital
3.58%, 07/23/2020	1,960,000	1,974,308
Hughes Satellite Systems Corp.
7.63%, 06/15/2021	1,521,000	1,634,695
Lamar Media Corp.
5.00%, 05/01/2023	1,608,000	1,640,144
Level 3 Financing, Inc.
5.38%, 08/15/2022	1,486,000	1,491,944
Netflix, Inc.
5.38%, 02/01/2021	1,630,000	1,689,413
Sprint Communications, Inc.
7.00%, 08/15/2020	2,365,000	2,425,313
T-Mobile USA, Inc.
6.50%, 01/15/2024	2,183,000	2,264,841
VeriSign, Inc.
4.63%, 05/01/2023	1,108,000	1,128,764
Videotron, Ltd.
5.00%, 07/15/2022	1,569,000	1,653,323
Total Communications		18,064,972

Consumer Discretionary (6.99%)
DR Horton, Inc.
4.38%, 09/15/2022	1,862,000	1,952,937
Ford Motor Credit Co. LLC
3.16%, 08/04/2020	1,117,000	1,121,290
Griffon Corp.
5.25%, 03/01/2022	1,040,000	1,051,391
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.63%, 04/01/2025	1,040,000	1,071,632
International Game Technology PLC
6.25%, 02/15/2022(a)	1,965,000	2,077,974
Las Vegas Sands Corp.
3.20%, 08/08/2024	1,040,000	1,059,847
Lennar Corp.
4.75%, 04/01/2021	500,000	513,000
MGM Resorts International
6.75%, 10/01/2020	1,740,000	1,806,555
Six Flags Entertainment Corp.
4.88%, 07/31/2024(a)	1,040,000	1,078,990
Total Consumer Discretionary		11,733,616

Consumer Staples (1.75%)
JBS USA LUX SA / JBS USA Finance, Inc.
5.88%, 07/15/2024(a)	1,117,000	1,153,023
Spectrum Brands, Inc.
5.75%, 07/15/2025	280,000	293,908
Security Description	Principal Amount	Value
Consumer Staples (continued)
TreeHouse Foods, Inc.
6.00%, 02/15/2024(a)	$1,425,000	$1,489,111
Total Consumer Staples		2,936,042

Energy (16.48%)
Buckeye Partners LP
4.88%, 02/01/2021	1,290,000	1,308,574
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/2024	1,366,000	1,570,682
Concho Resources, Inc.
4.38%, 01/15/2025	1,555,000	1,607,947
Continental Resources, Inc.
5.00%, 09/15/2022	1,118,000	1,125,083
DCP Midstream Operating LP
5.35%, 03/15/2020(a)	1,901,000	1,911,389
Energy Transfer Operating LP
7.50%, 10/15/2020	2,040,000	2,129,938
EnLink Midstream Partners LP
4.40%, 04/01/2024	761,000	702,015
EQM Midstream Partners LP
4.75%, 07/15/2023	1,117,000	1,090,389
EQT Corp.
4.88%, 11/15/2021	520,000	532,756
Kinder Morgan Energy Partners LP
5.00%, 10/01/2021	1,600,000	1,668,753
Marathon Petroleum Corp.
5.38%, 10/01/2022	2,063,000	2,085,738
Newfield Exploration Co.
5.75%, 01/30/2022	1,876,000	1,994,011
Occidental Petroleum Corp.
4.10%, 02/01/2021	1,562,000	1,588,452
Petroleos Mexicanos
6.00%, 03/05/2020	327,000	329,698
5.50%, 01/21/2021	1,385,000	1,424,472
Range Resources Corp.
5.75%, 06/01/2021	330,000	330,132
5.00%, 08/15/2022	402,000	381,900
Rockies Express Pipeline LLC
5.63%, 04/15/2020(a)	1,470,000	1,493,107
Sunoco LP / Sunoco Finance Corp.
4.88%, 01/15/2023	1,625,000	1,666,299
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
4.75%, 10/01/2023(a)	925,000	894,928
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
5.25%, 05/01/2023	1,816,000	1,836,412
Total Energy		27,672,675

Financials (15.51%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.63%, 10/30/2020	1,880,000	1,921,984

See Notes to Financial Statements.

32 | November 30, 2019

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2019

Security Description	Principal Amount	Value
Financials (continued)
Air Lease Corp.
4.25%, 02/01/2024	$1,090,000	$1,165,325
Ally Financial, Inc.
4.25%, 04/15/2021	1,657,000	1,705,219
Ares Capital Corp.
3.50%, 02/10/2023	1,302,000	1,318,985
CIT Group, Inc.
5.00%, 08/15/2022	2,265,000	2,416,286
ESH Hospitality, Inc.
5.25%, 05/01/2025(a)	1,302,000	1,347,570
GLP Capital LP / GLP Financing II, Inc.
3.35%, 09/01/2024	1,040,000	1,066,608
Iron Mountain, Inc.
4.38%, 06/01/2021(a)	1,731,000	1,745,713
MPT Operating Partnership LP / MPT Finance Corp.
5.25%, 08/01/2026	1,040,000	1,107,634
Navient Corp.
8.00%, 03/25/2020	448,000	455,072
Omega Healthcare Investors, Inc.
4.38%, 08/01/2023	1,740,000	1,852,132
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022(a)	2,225,000	2,369,429
Santander Holdings USA, Inc.
3.50%, 06/07/2024	536,000	550,679
SBA Communications Corp.
4.88%, 07/15/2022	1,092,500	1,110,245
Service Properties Trust
4.35%, 10/01/2024	1,562,000	1,603,315
Springleaf Finance Corp.
8.25%, 12/15/2020	1,746,000	1,850,324
Starwood Property Trust, Inc.
5.00%, 12/15/2021	1,848,000	1,930,698
Synchrony Financial
2.85%, 07/25/2022	520,000	525,233
Total Financials		26,042,451

Health Care (2.26%)
Centene Corp.
4.75%, 01/15/2025	1,562,000	1,626,620
DaVita, Inc.
5.13%, 07/15/2024	1,040,000	1,069,889
HCA Healthcare, Inc.
6.25%, 02/15/2021	1,040,000	1,091,740
Total Health Care		3,788,249

Industrials (6.03%)
ADT Security Corp.
6.25%, 10/15/2021	1,689,000	1,794,140
Arconic, Inc.
6.15%, 08/15/2020	1,787,000	1,833,693
Colfax Corp.
6.00%, 02/15/2024(a)	500,000	531,245
Security Description	Principal Amount	Value
Industrials (continued)
United Rentals North America, Inc.
5.50%, 07/15/2025	$500,000	$521,870
WESCO Distribution, Inc.
5.38%, 12/15/2021	2,285,000	2,295,854
XPO Logistics, Inc.
6.50%, 06/15/2022(a)	1,970,000	2,020,930
6.75%, 08/15/2024(a)	1,040,000	1,130,501
Total Industrials		10,128,233

Materials (15.16%)
AK Steel Corp.
7.50%, 07/15/2023	1,630,000	1,638,826
Ashland LLC
4.75%, 08/15/2022	1,644,000	1,726,200
Ball Corp.
4.38%, 12/15/2020	1,850,000	1,891,162
Berry Global, Inc.
6.00%, 10/15/2022	401,000	409,145
Braskem Finance, Ltd.
6.45%, 02/03/2024	500,000	554,543
Cascades, Inc.
5.50%, 07/15/2022(a)	744,000	755,681
5.75%, 07/15/2023(a)	1,482,000	1,523,370
Celanese US Holdings LLC
5.88%, 06/15/2021	1,650,000	1,735,813
CEMEX Finance LLC
6.00%, 04/01/2024(a)	1,040,000	1,072,490
CF Industries, Inc.
3.45%, 06/01/2023	194,000	198,848
Crown Americas LLC / Crown Americas Capital Corp. IV
4.50%, 01/15/2023	1,428,000	1,496,530
FMG Resources August 2006 Pty, Ltd.
4.75%, 05/15/2022(a)	1,540,000	1,582,339
Freeport-McMoRan, Inc.
3.55%, 03/01/2022	1,601,000	1,613,008
3.88%, 03/15/2023	160,000	163,664
Graphic Packaging International LLC
4.75%, 04/15/2021	814,000	834,676
4.88%, 11/15/2022	1,591,000	1,671,046
Owens-Brockway Glass Container, Inc.
5.00%, 01/15/2022(a)	1,694,000	1,757,513
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.75%, 10/15/2020	1,368,380	1,371,733
Sasol Financing International, Ltd.
4.50%, 11/14/2022	1,340,000	1,384,300
WR Grace & Co.-Conn
5.13%, 10/01/2021(a)	2,001,000	2,080,540
Total Materials		25,461,427

See Notes to Financial Statements.

33 | November 30, 2019

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2019

Security Description	Principal Amount	Value
Technology (7.95%)
Broadcom, Inc.
3.13%, 04/15/2021(a)	$1,637,000	$1,655,314
CommScope, Inc.
5.50%, 03/01/2024(a)	1,090,000	1,134,952
Dell, Inc.
4.63%, 04/01/2021	110,000	113,014
EMC Corp.
2.65%, 06/01/2020	2,182,000	2,182,000
Flex, Ltd.
5.00%, 02/15/2023	1,430,000	1,525,972
Micron Technology, Inc.
4.64%, 02/06/2024	1,090,000	1,171,075
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, 10/01/2020	1,740,000	1,745,655
NortonLifeLock, Inc.
3.95%, 06/15/2022	160,000	162,723
NXP BV / NXP Funding LLC
4.13%, 06/01/2021(a)	1,040,000	1,066,341
Seagate HDD Cayman
4.25%, 03/01/2022	378,000	390,848
4.75%, 06/01/2023	770,000	809,714
Xerox Corp.
4.50%, 05/15/2021	1,350,000	1,386,787
Total Technology		13,344,395

Utilities (4.46%)
AES Corp.
4.00%, 03/15/2021	548,000	556,768
4.50%, 03/15/2023	520,000	534,295
Calpine Corp.
6.00%, 01/15/2022(a)	1,765,000	1,771,572
DPL, Inc.
7.25%, 10/15/2021	1,043,000	1,087,745
NextEra Energy Operating Partners LP
4.25%, 07/15/2024(a)	1,617,000	1,665,203
Vistra Operations Co. LLC
3.55%, 07/15/2024(a)	1,851,000	1,869,594
Total Utilities		7,485,177

TOTAL CORPORATE BONDS
(Cost $144,318,542)		146,657,237
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (11.45%)
State Street Institutional Treasury Plus Money Market Fund	1.56%	19,218,846	$19,218,846
TOTAL SHORT TERM INVESTMENTS
(Cost $19,218,846)			19,218,846

TOTAL INVESTMENTS (98.80%)
(Cost $163,537,388)			$165,876,083
OTHER ASSETS IN EXCESS OF LIABILITIES (1.20%)			2,013,256
NET ASSETS - 100.00%			$167,889,339

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $37,178,819, representing 22.14% of net assets.

See Notes to Financial Statements.

34 | November 30, 2019

RiverFront ETFs

Statement of Assets and Liabilities	November 30, 2019

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
ASSETS:
Investments, at value	$134,272,484	$16,309,073	$130,468,286	$126,458,534	$165,876,083
Dividend receivable	–	–	416,019	258,130	–
Interest receivable	735,416	231,237	–	–	2,076,338
Total Assets	135,007,900	16,540,310	130,884,305	126,716,664	167,952,421

LIABILITIES:
Payable to adviser	56,476	6,920	56,038	54,662	63,082
Total Liabilities	56,476	6,920	56,038	54,662	63,082
NET ASSETS	$134,951,424	$16,533,390	$130,828,267	$126,662,002	$167,889,339

NET ASSETS CONSIST OF:
Paid-in capital	$128,623,332	$16,549,180	$132,346,208	$133,218,563	$174,973,192
Total distributable earnings	6,328,092	(15,790)	(1,517,941)	(6,556,561)	(7,083,853)
NET ASSETS	$134,951,424	$16,533,390	$130,828,267	$126,662,002	$167,889,339

INVESTMENTS, AT COST	$127,528,799	$15,861,655	$124,652,444	$119,781,126	$163,537,388

PRICING OF SHARES
Net Assets	$134,951,424	$16,533,390	$130,828,267	$126,662,002	$167,889,339
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	5,350,000	650,000	3,850,002	3,650,002	6,800,000
Net Asset Value, offering and redemption price per share	$25.22	$25.44	$33.98	$34.70	$24.69

See Notes to Financial Statements.

35 | November 30, 2019

RiverFront ETFs

Statement of Operations	For the Year Ended November 30, 2019

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
INVESTMENT INCOME:
Interest	$4,503,385	$957,159	$–	$–	$6,379,707
Dividends(a)	285,601	32,036	3,441,836	2,679,249	304,368
Securities Lending Income	–	–	2,836	4,272	–
Total Investment Income	4,788,986	989,195	3,444,672	2,683,521	6,684,075

EXPENSES:
Investment adviser and sub-adviser fees (Note 3)	750,744	95,592	696,560	704,289	716,012
Total Expenses	750,744	95,592	696,560	704,289	716,012
NET INVESTMENT INCOME	4,038,242	893,603	2,748,112	1,979,232	5,968,063

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	1,644,094	(73,537)	842,336	(7,792,444)	2,778
NET REALIZED GAIN/(LOSS)	1,644,094	(73,537)	842,336	(7,792,444)	2,778
Net change in unrealized appreciation on investments	9,057,180	864,883	9,392,104	14,831,746	3,051,952
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)	9,057,180	864,883	9,392,104	14,831,746	3,051,952
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,701,274	791,346	10,234,440	7,039,302	3,054,730
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,739,516	$1,684,949	$12,982,552	$9,018,534	$9,022,793

(a)	Net of foreign tax withholding in the amounts of $2,066, $1,018, $0, $3,927 and $0 respectively.

See Notes to Financial Statements.

36 | November 30, 2019

RiverFront Dynamic Core Income ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
OPERATIONS:
Net investment income	$4,038,242	$2,915,518
Net realized gain/(loss)	1,644,094	(1,596,850)
Net change in unrealized appreciation/(depreciation)	9,057,180	(2,358,587)
Net Increase/(Decrease) in net assets resulting from operations	14,739,516	(1,039,919)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(4,068,776)	(2,905,391)
Total distributions	(4,068,776)	(2,905,391)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	8,489,400	175,961,356
Shares redeemed	(34,735,633)	(69,450,831)
Net increase/(decrease) from share transactions	(26,246,233)	106,510,525

Net increase/(decrease) in net assets	(15,575,493)	102,565,215

NET ASSETS:
Beginning of period	150,526,917	47,961,702
End of period	$134,951,424	$150,526,917

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	6,400,000	1,950,000
Shares sold	350,000	7,350,000
Shares redeemed	(1,400,000)	(2,900,000)
Shares outstanding, end of period	5,350,000	6,400,000

See Notes to Financial Statements.

37 | November 30, 2019

RiverFront Dynamic Unconstrained Income ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
OPERATIONS:
Net investment income	$893,603	$1,855,468
Net realized loss	(73,537)	(1,550,548)
Net change in unrealized appreciation/(depreciation)	864,883	(579,055)
Net Increase/(Decrease) in net assets resulting from operations	1,684,949	(274,135)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(919,523)	(1,895,888)
From return of capital	–	(38,248)
Total distributions	(919,523)	(1,934,136)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	45,458,974
Shares redeemed	(8,712,993)	(30,529,047)
Net increase/(decrease) from share transactions	(8,712,993)	14,929,927

Net increase/(decrease) in net assets	(7,947,567)	12,721,656

NET ASSETS:
Beginning of period	24,480,957	11,759,301
End of period	$16,533,390	$24,480,957

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,000,000	450,000
Shares sold	–	1,800,000
Shares redeemed	(350,000)	(1,250,000)
Shares outstanding, end of period	650,000	1,000,000

See Notes to Financial Statements.

38 | November 30, 2019

RiverFront Dynamic US Dividend Advantage ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
OPERATIONS:
Net investment income	$2,748,112	$2,559,340
Net realized gain	842,336	5,455,249
Net change in unrealized appreciation/(depreciation)	9,392,104	(9,969,237)
Net Increase/(Decrease) in net assets resulting from operations	12,982,552	(1,954,648)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,830,437)	(2,425,732)
Total distributions	(2,830,437)	(2,425,732)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	12,883,372	153,655,693
Shares redeemed	(43,499,849)	(57,626,629)
Net increase/(decrease) from share transactions	(30,616,477)	96,029,064

Net increase/(decrease) in net assets	(20,464,362)	91,648,684

NET ASSETS:
Beginning of period	151,292,629	59,643,945
End of period	$130,828,267	$151,292,629

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,850,002	1,900,002
Shares sold	400,000	4,750,000
Shares redeemed	(1,400,000)	(1,800,000)
Shares outstanding, end of period	3,850,002	4,850,002

See Notes to Financial Statements.

39 | November 30, 2019

RiverFront Dynamic US Flex-Cap ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
OPERATIONS:
Net investment income	$1,979,232	$1,430,016
Net realized gain/(loss)	(7,792,444)	9,907,208
Net change in unrealized appreciation/(depreciation)	14,831,746	(13,055,066)
Net Increase/(Decrease) in net assets resulting from operations	9,018,534	(1,717,842)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,084,364)	(1,321,640)
Total distributions	(2,084,364)	(1,321,640)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	14,320,639	177,753,277
Shares redeemed	(47,057,304)	(62,825,568)
Net increase/(decrease) from share transactions	(32,736,665)	114,927,709

Net increase/(decrease) in net assets	(25,802,495)	111,888,227

NET ASSETS:
Beginning of period	152,464,497	40,576,270
End of period	$126,662,002	$152,464,497

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,650,002	1,250,002
Shares sold	450,000	5,250,000
Shares redeemed	(1,450,000)	(1,850,000)
Shares outstanding, end of period	3,650,002	4,650,002

See Notes to Financial Statements.

40 | November 30, 2019

RiverFront Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
OPERATIONS:
Net investment income	$5,968,063	$10,779,152
Net realized gain/(loss)	2,778	(2,535,051)
Net change in unrealized appreciation/(depreciation)	3,051,952	(8,164,421)
Net increase in net assets resulting from operations	9,022,793	79,680

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(6,324,290)	(10,733,170)
Total distributions	(6,324,290)	(10,733,170)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	26,966,259	70,270,323
Shares redeemed	(14,655,413)	(244,506,109)
Net increase/(decrease) from share transactions	12,310,846	(174,235,786)

Net increase/(decrease) in net assets	15,009,349	(184,889,276)

NET ASSETS:
Beginning of period	152,879,990	337,769,266
End of period	$167,889,339	$152,879,990

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	6,300,000	13,400,000
Shares sold	1,100,000	2,850,000
Shares redeemed	(600,000)	(9,950,000)
Shares outstanding, end of period	6,800,000	6,300,000

See Notes to Financial Statements.

41 | November 30, 2019

RiverFront Dynamic Core Income ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 14, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$23.52	$24.60	$24.32	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.68	0.68	0.53	0.24
Net realized and unrealized gain/(loss)	1.70	(1.10)	0.23	(0.68)
Total from investment operations	2.38	(0.42)	0.76	(0.44)

DISTRIBUTIONS:
From net investment income	(0.68)	(0.66)	(0.48)	(0.24)
Total distributions	(0.68)	(0.66)	(0.48)	(0.24)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.70	(1.08)	0.28	(0.68)
NET ASSET VALUE, END OF PERIOD	$25.22	$23.52	$24.60	$24.32
TOTAL RETURN(b)	10.22%	(1.74)%	3.15%	(1.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$134,951	$150,527	$47,962	$6,081

Ratio of expenses to average net assets	0.51%	0.51%	0.51%	0.51	%(c)
Ratio of net investment income to average net assets	2.74%	2.83%	2.15%	2.12	%(c)
Portfolio turnover rate(d)	6%	15%	18%	26%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

42 | November 30, 2019

RiverFront Dynamic Unconstrained Income ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 14, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$24.48	$26.13	$25.55	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.20	1.24	1.22	0.63
Net realized and unrealized gain/(loss)	0.99	(1.63)	0.56	0.55
Total from investment operations	2.19	(0.39)	1.78	1.18

DISTRIBUTIONS:
From net investment income	(1.23)	(1.15)	(1.20)	(0.63)
From net realized gains	–	(0.09)	–	–
Tax return of capital	–	(0.02)	–	–
Total distributions	(1.23)	(1.26)	(1.20)	(0.63)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.96	(1.65)	0.58	0.55
NET ASSET VALUE, END OF PERIOD	$25.44	$24.48	$26.13	$25.55
TOTAL RETURN(b)	9.15%	(1.52)%	7.06%	4.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$16,533	$24,481	$11,759	$5,110

Ratio of expenses to average net assets	0.51%	0.51%	0.51%	0.51	%(c)
Ratio of net investment income to average net assets	4.77%	4.93%	4.65%	5.31	%(c)
Portfolio turnover rate(d)	23%	51%	30%	11%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

43 | November 30, 2019

RiverFront Dynamic US Dividend Advantage ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 7, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$31.19	$31.39	$26.59	$25.14

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.65	0.73	0.63	0.26
Net realized and unrealized gain/(loss)	2.81	(0.26)	4.76	1.40
Total from investment operations	3.46	0.47	5.39	1.66

DISTRIBUTIONS:
From net investment income	(0.67)	(0.67)	(0.59)	(0.21)
Total distributions	(0.67)	(0.67)	(0.59)	(0.21)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.79	(0.20)	4.80	1.45
NET ASSET VALUE, END OF PERIOD	$33.98	$31.19	$31.39	$26.59
TOTAL RETURN(b)	11.29%	1.45%	20.49%	6.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$130,828	$151,293	$59,644	$13,297

Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52	%(c)
Ratio of net investment income to average net assets	2.05%	2.27%	2.19%	2.13	%(c)
Portfolio turnover rate(d)	64%	96%	54%	45%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

44 | November 30, 2019

RiverFront Dynamic US Flex-Cap ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 7, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$32.79	$32.46	$26.84	$25.13

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.48	0.44	0.31	0.17
Net realized and unrealized gain	1.93	0.27 (b)	5.59	1.70
Total from investment operations	2.41	0.71	5.90	1.87

DISTRIBUTIONS:
From net investment income	(0.50)	(0.38)	(0.28)	(0.16)
Total distributions	(0.50)	(0.38)	(0.28)	(0.16)

NET INCREASE IN NET ASSET VALUE	1.91	0.33	5.62	1.71
NET ASSET VALUE, END OF PERIOD	$34.70	$32.79	$32.46	$26.84
TOTAL RETURN(c)	7.49%	2.16%	22.08%	7.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$126,662	$152,464	$40,576	$8,053

Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52	%(d)
Ratio of net investment income to average net assets	1.46%	1.30%	1.05%	1.34	%(d)
Portfolio turnover rate(e)	98%	152%	86%	41%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

45 | November 30, 2019

RiverFront Strategic Income Fund

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017		For the Year Ended November 30, 2016		For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$24.27	$25.21		$25.02		$24.36		$25.02

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.94	1.06		1.11		1.05		0.88
Net realized and unrealized gain/(loss)	0.48	(0.92)		0.19		0.71		(0.65)
Total from investment operations	1.42	0.14		1.30		1.76		0.23

DISTRIBUTIONS:
From net investment income	(1.00)	(1.08)		(1.11)		(1.10)		(0.87)
From net realized gains	–	–		–		–		(0.02)
Total distributions	(1.00)	(1.08)		(1.11)		(1.10)		(0.89)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.42	(0.94)		0.19		0.66		(0.66)
NET ASSET VALUE, END OF PERIOD	$24.69	$24.27		$25.21		$25.02		$24.36
TOTAL RETURN(b)	5.96%	0.57%		5.29%		7.38%		0.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$167,889	$152,880		$337,769		$326,515		$464,007

Ratio of expenses excluding waiver/reimbursement to average net assets	0.46%	0.46%		0.46%		0.46%		0.46%
Ratio of expenses including waiver/reimbursement to average net assets	0.46%	0.17	%(c)	0.16	%(d)	0.17	%(d)	0.22%
Ratio of net investment income including expenses waiver/reimbursement to average net assets	3.83%	4.31%		4.41%		4.26%		3.54%
Portfolio turnover rate(e)	44%	35%		32%		52%		36%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Effective November 1, 2018, the Fund’s management fee consists of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser. The Fund’s sub-adviser ceased its voluntary waiver effective November 1, 2018.
(d)	Effective July 1, 2016, the Fund’s management fee consists of a fee of 0.16% paid to the Fund’s investment adviser and a fee of 0.30% paid to the Fund’s sub-adviser. The Fund’s sub-adviser voluntarily waived all of its 0.30% annual sub-advisory fee payable by the Fund until November 1, 2018.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

46 | November 30, 2019

RiverFront ETFs

Notes to Financial Statements	November 30, 2019

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2019, the Trust consists of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, and the RiverFront Strategic Income Fund (each a “Fund” and collectively, the “Funds”).

The investment objective of the RiverFront Dynamic Core Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the RiverFront Dynamic Unconstrained Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the RiverFront Dynamic US Dividend Advantage ETF Fund is to seek to provide capital appreciation and dividend income. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the RiverFront Dynamic US Flex-Cap ETF Fund is to seek to provide capital appreciation. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the RiverFront Strategic Income Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. Each Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

47 | November 30, 2019

RiverFront ETFs

Notes to Financial Statements	November 30, 2019

Corporate bonds and United States government bonds are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, and the RiverFront Strategic Income Fund may invest a significant portion of their assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

48 | November 30, 2019

RiverFront ETFs

Notes to Financial Statements	November 30, 2019

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2019:

RiverFront Dynamic Core Income ETF
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$80,244,213	$–	$80,244,213
Government Bonds	–	33,822,671	–	33,822,671
Short-Term Investments	20,205,600	–	–	20,205,600
TOTAL	$20,205,600	$114,066,884	$–	$134,272,484

RiverFront Dynamic Unconstrained Income ETF
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$15,127,102	$–	$15,127,102
Short-Term Investments	1,181,971	–	–	1,181,971
TOTAL	$1,181,971	$15,127,102	$–	$16,309,073

RiverFront Dynamic US Dividend Advantage ETF
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$130,458,861	$–	$–	$130,458,861
Short-Term Investments	9,425	–	–	9,425
TOTAL	$130,468,286	$–	$–	$130,468,286

RiverFront Dynamic US Flex-Cap ETF
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$126,429,155	$–	$–	$126,429,155
Short-Term Investments	29,379	–	–	29,379
TOTAL	$126,458,534	$–	$–	$126,458,534

49 | November 30, 2019

RiverFront ETFs

Notes to Financial Statements	November 30, 2019

RiverFront Strategic Income Fund
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$146,657,237	$–	$146,657,237
Short-Term Investments	19,218,846	–	–	19,218,846
TOTAL	$19,218,846	$146,657,237	$–	$165,876,083

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2019.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2019, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
RiverFront Dynamic Core Income ETF	$1,557,785	$(1,557,785)
RiverFront Dynamic Unconstrained Income ETF	8,353	(8,353)
RiverFront Dynamic US Dividend Advantage ETF	3,353,000	(3,353,000)
RiverFront Dynamic US Flex-Cap ETF	2,944,764	(2,944,764)
RiverFront Strategic Income Fund	(17,109)	17,109

50 | November 30, 2019

RiverFront ETFs

Notes to Financial Statements	November 30, 2019

The tax character of the distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2019
RiverFront Dynamic Core Income ETF	$4,068,776	$–	$–
RiverFront Dynamic Unconstrained Income ETF	919,523	–	–
RiverFront Dynamic US Dividend Advantage ETF	2,830,437	–	–
RiverFront Dynamic US Flex-Cap ETF	2,084,364	–	–
RiverFront Strategic Income Fund	6,324,290	–	–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2018
RiverFront Dynamic Core Income ETF	$2,905,391	$–	$–
RiverFront Dynamic Unconstrained Income ETF	1,868,455	27,433	38,248
RiverFront Dynamic US Dividend Advantage ETF	2,425,732	–	–
RiverFront Dynamic US Flex-Cap ETF	1,321,640	–	–
RiverFront Strategic Income Fund	10,733,170	–	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2019, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
RiverFront Dynamic Core Income ETF	$275,669	$132,460
RiverFront Dynamic Unconstrained Income ETF	433,125	14,023
RiverFront Dynamic US Dividend Advantage ETF	7,397,787	–
RiverFront Dynamic US Flex-Cap ETF	12,276,604	974,123
RiverFront Strategic Income Fund	6,135,910	3,145,418

The RiverFront Dynamic Core Income ETF used capital loss carryovers during the period ended November 30, 2019 in the amount of $80,631.

As of November 30, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex- Cap ETF	RiverFront Strategic Income Fund
Accumulated net investment income	$4,960	$2,201	$77,049	$20,431	$11,037
Accumulated net realized loss on investments	(408,129)	(447,148)	(7,397,787)	(13,250,727)	(9,281,328)
Net unrealized appreciation on investments	6,731,261	429,157	5,802,797	6,673,735	2,186,438
Total	$6,328,092	$(15,790)	$(1,517,941)	$(6,556,561)	$(7,083,853)

51 | November 30, 2019

RiverFront ETFs

Notes to Financial Statements	November 30, 2019

As of November 30, 2019, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex- Cap ETF	RiverFront Strategic Income Fund
Gross appreciation (excess of value over tax cost)	$6,733,890	$509,418	$15,735,925	$14,704,713	$2,360,331
Gross depreciation (excess of tax cost over value)	(2,629)	(80,261)	(9,933,128)	(8,030,978)	(173,893)
Net unrealized appreciation/(depreciation)	6,731,261	429,157	5,802,797	6,673,735	2,186,438
Cost of investments for income tax purposes	$127,541,223	$15,879,916	$124,665,489	$119,784,799	$163,689,645

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and difference between premium amortization due to ASU 2017-08. See Note 7.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The RiverFront Dynamic US Dividend Advantage ETF and the RiverFront Dynamic US Flex-Cap ETF have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. As of November 30, 2019, the Funds had no securities on loan.

52 | November 30, 2019

RiverFront ETFs

Notes to Financial Statements	November 30, 2019

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
RiverFront Dynamic Core Income ETF	0.51%(a)
RiverFront Dynamic Unconstrained Income ETF	0.51%(a)
RiverFront Dynamic US Dividend Advantage ETF	0.52%(b)
RiverFront Dynamic US Flex-Cap ETF	0.52%(b)
RiverFront Strategic Income Fund	0.11%

(a)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.51% for average net assets up to $600 million, (ii) 0.48% for average net assets equal to or greater than $600 million.
(b)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

RiverFront Investment Group, LLC (the “Sub-Adviser”) serves as each Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides besides RiverFront Strategic Income Fund, in which the Fund directly pays the Sub-Adviser. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Fund	Sub-Advisory Fee
RiverFront Dynamic Core Income ETF	0.35%
RiverFront Dynamic Unconstrained Income ETF	0.35%
RiverFront Dynamic US Dividend Advantage ETF	0.35%
RiverFront Dynamic US Flex-Cap ETF	0.35%
RiverFront Strategic Income Fund	0.35%

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

53 | November 30, 2019

RiverFront ETFs

Notes to Financial Statements	November 30, 2019

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$195,390	$7,584,065
RiverFront Dynamic Unconstrained Income ETF	4,057,230	3,964,734
RiverFront Dynamic US Dividend Advantage ETF	85,855,686	85,755,190
RiverFront Dynamic US Flex-Cap ETF	132,422,552	132,513,556
RiverFront Strategic Income Fund	62,065,325	73,565,120

For the year ended November 30, 2019, the cost of U.S. Government security purchases and proceeds from U.S. Government security sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$12,121,719	$10,531,169

For the year ended November 30, 2019, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$–	$33,207,020
RiverFront Dynamic Unconstrained Income ETF	–	8,548,407
RiverFront Dynamic US Dividend Advantage ETF	12,872,436	43,467,882
RiverFront Dynamic US Flex-Cap ETF	14,319,770	47,046,493
RiverFront Strategic Income Fund	21,263,850	8,384,018

For the year ended November 30, 2019, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
RiverFront Dynamic Core Income ETF	$1,587,790
RiverFront Dynamic Unconstrained Income ETF	11,856
RiverFront Dynamic US Dividend Advantage ETF	3,269,384
RiverFront Dynamic US Flex-Cap ETF	2,953,670
RiverFront Strategic Income Fund	(15,825)

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from each Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

54 | November 30, 2019

RiverFront ETFs

Notes to Financial Statements	November 30, 2019

6. RELATED PARTY TRANSACTIONS

The RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2019 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2019, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
RiverFront Dynamic US Dividend Advantage ETF	$2,369,169	$847,978	$159,080
RiverFront Dynamic US Flex-Cap ETF	$847,978	$2,369,169	$149,990

7. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment to distributable earnings as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of December 1, 2018, the amortized cost basis of investments were reduced by the amounts in the following table. The unrealized appreciation of investments were increased by corresponding amounts. The adoption of ASU 2017-08 had no impact on beginning net assets or any prior period information presented in the financial statements.

Fund
RiverFront Dynamic Core Income ETF	$7,862
RiverFront Dynamic Unconstrained Income ETF	17,004
RiverFront Strategic Income Fund	159,150

55 | November 30, 2019

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Additional Information	November 30, 2019 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q or as an exhibit to its report on Form N-PORT. Forms N-Q or N-PORT reports for each Fund are available on the SEC’s website at www.sec.gov. Each Fund’s Forms N-Q or N-PORT reports are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2018:

	Qualified Dividend Income	Dividend Received Deduction
RiverFront Dynamic Core Income ETF	0.00%	0.00%
RiverFront Dynamic Unconstrained Income ETF	0.00%	0.00%
Riverfront Dynamic US Dividend Advantage ETF	100.00%	98.26%
Riverfront Dynamic US Flex-Cap ETF	100.00%	100.00%
Riverfront Strategic Income Fund	0.00%	0.00%

In early 2019, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2018 via Form 1099. The Funds will notify shareholders in early 2020 of amounts paid to them by the Funds, if any, during the calendar year 2019.

56 | November 30, 2019

RiverFront ETFs

Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	November 30, 2019 (Unaudited)

RIGS, RFUN, RFCI, RFDA and RFFC

At an in-person meeting held on June 3, 2019, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the RiverFront Strategic Income Fund (“RIGS”), RiverFront Dynamic Unconstrained Income ETF (“RFUN”), RiverFront Dynamic Core Income ETF (“RFCI”), RiverFront Dynamic US Dividend Advantage ETF (“RFDA”) and RiverFront Dynamic US Flex-Cap ETF (“RFFC”) (each “a Fund” and collectively the “Funds”) and (ii) the Investment Sub-Advisory Agreements between the Trust or AAI and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) with respect to the Funds. The Independent Trustees also met separately to consider each Investment Advisory Agreement and Investment Sub-Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to each Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreements, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Independent Trustees reviewed information on the performance of each Fund and its applicable FUSE performance group. Based on their review, the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement (and, with respect to RIGS, under the Investment Sub-Advisory Agreement), brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Independent Trustees noted the following:

The gross management fee rate for RFCI is higher than the median of its FUSE expense group. The Fund’s net expense ratio is also slightly above the median of its FUSE expense group.

The gross management fee rate for each of RIGS, RFUN, RFFC and RFDA is lower than the median of its FUSE expense group. The Funds’ respective net expense ratios are also below the median of their respective FUSE expense group.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds. The Independent Trustees reviewed and noted the relatively small sizes of the Funds and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew each Investment Advisory Agreement, the Independent Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

57 | November 30, 2019

RiverFront ETFs

Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	November 30, 2019 (Unaudited)

RiverFront Investment Sub-Advisory Agreements

In evaluating the Funds’ Investment Sub-Advisory Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by RiverFront with respect to the Funds under the Investment Sub-Advisory Agreements; (ii) the advisory fees and other expenses paid by the Funds compared to those of similar funds managed by other investment advisers; (iii) the profitability to RiverFront of its sub-advisory relationship with the Funds and the reasonableness of compensation to RiverFront; (iv) the extent to which economies of scale would be realized if, and as, the Funds’ assets increase, and whether the fee level in the Investment Sub-Advisory Agreements reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by RiverFront under the Investment Sub-Advisory Agreements, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Sub-Advisory Agreements, the Funds’ respective performance, financial information regarding RiverFront, information describing RiverFront’s current organization and the background and experience of the persons responsible for the day-to-day portfolio management of the Funds. Based upon their review, the Independent Trustees concluded that RiverFront was qualified to oversee the portfolio management of the Funds and that the services provided by RiverFront to the Funds are satisfactory. The Independent Trustees considered that the contractual sub-advisory fee to be paid to RiverFront from RIGS was 0.35% of RIGS’ average daily net assets out of a total management fee of 0.46% of RIGS’ average daily net assets. The Independent Trustees considered that the contractual sub-advisory fee to be paid to RiverFront with respect to each of RFUN, RFCI, RFDA and RFFC was 0.35% of each Fund’s average daily net assets out of a total management fee of 0.51% with respect to each of RFUN’s and RFCI’s average daily net assets, respectively, and 0.52% with respect to each of RFDA’s and RFFC’s average daily net assets, respectively. Based on the consideration of all factors deemed relevant by them, the Independent Trustees concluded that the sub-advisory fees received by RiverFront under the Investment Sub-Advisory Agreements were reasonable under the circumstances and in light of the quality of services provided.

With respect to the costs of services provided and profits realized by RiverFront, the Independent Trustees considered the resources involved in sub-advising the Funds. Based on their review of the profitability of each of the Funds to RiverFront, the Independent Trustees concluded that the profitability of each Fund to RiverFront was not unreasonable.

The Independent Trustees also considered other benefits that have been and may be realized by RiverFront from its relationships with each Fund and concluded that the sub-advisory fees with respect to each Fund were reasonable taking into account such benefits.

The Independent Trustees noted that RIGS had recently declined in assets. The Independent Trustees considered the extent to which economies of scale may be realized if RIGS’ assets increase to its previous levels and continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. They also noted that RIGS is still a relatively new product that has experienced fluctuations in assets, which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Independent Trustees also noted that RFUN, RFCI, RFDA and RFFC were all launched during June 2016 and have not yet reached significant scale in terms of assets. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to each Fund.

In voting to approve each of the Investment Sub-Advisory Agreements, the Independent Trustees concluded that the terms of each Investment Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

58 | November 30, 2019

RiverFront ETFs

Trustees & Officers	November 30, 2019 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	33	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund) and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	33	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (31 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund.
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 – present; Board Member, Prosci Inc. (private business services) 2013 – 2016; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015 – present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for-profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	17	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

59 | November 30, 2019

RiverFront ETFs

Trustees & Officers	November 30, 2019 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested	Position(s) Held Trustee* with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (“AFS”), and Director of ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke retired from ALPS in June 2019.	28	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (31 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Trustee is deemed an interested person of the Fund as defined under the 1940 Act.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

60 | November 30, 2019

RiverFront ETFs

Trustees & Officers	November 30, 2019 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Bradley Swenson, 1972	President	Since June 2019	Mr. Swenson joined ALPS in 2004 and currently serves as President of AFS (since 2019) and also Chief Operating Officer of AFS (since 2015). He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust, Reaves Utility Income Fund and ALPS Series Trust. From 2004 – 2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Mr. Swenson is registered with FINRA, holding a Series 6, 26 and 27.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula previously served as the Trust’s interim Chief Compliance Officer from September 2019 to December 2019. Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as Treasurer of Boulder Growth & Income Fund, Inc. and as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.
Richard C. Noyes, 1970	Secretary	Since September 2019	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of AFS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013 – 2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008 – 2013). Ms. Akselrod is also Secretary of Principal Real Estate Income Fund and Assistant Secretary of Financial Investors Trust and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

61 | November 30, 2019

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal year ended November 30, 2019 and November 30, 2018, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $321,865 and $362,845, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal year ended November 30, 2019 and November 30, 2018, the aggregate fees billed for professional services rendered by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal year ended November 30, 2019 and November 30, 2018, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $98,930, and $117,010, respectively. The fiscal year 2019 and 2018 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal year ended November 30, 2019 and November 30, 2018, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal year ended November 30, 2019 and November 30, 2018 of the Registrant were $267,930 and $442,410, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $98,930 and $117,010, respectively as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $169,000 and $325,400, respectively. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22175, on February 6, 2015.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	February 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	February 4, 2020

By:	/s/ Kathryn Burns
Kathryn Burns (Principal Financial Officer)
Treasurer

Date:	February 4, 2020